EXECUTION VERSION
AMENDMENT NO.5 TO
RECEIVABLES FINANCING AGREEMENT
This AMENDMENT NO.5 TO RECEIVABLES FINANCING AGREEMENT, dated as of August 30, 2024 (this “Amendment”), is made with respect to that certain Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among HERC RECEIVABLES U.S. LLC, a Delaware limited liability company (the “US Borrower”) and THE ADDITIONAL CANADIAN BORROWER TO THE EXTENT ADDED AS A PARTY THERETO, as co-borrowers (each, a “Borrower” and, collectively, the “Borrowers”), HERC RENTALS INC., a Delaware corporation (“Herc”), individually and as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), the LENDERS and MANAGING AGENTS (in each case, as defined therein) from time to time party thereto, and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENT:
WHEREAS, each of the parties to the Agreement desires to amend the Agreement on the conditions set forth herein.
NOW, THEREFORE, the signatories hereto agree as follows:
SECTION 1.Amendments to the Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2, the Agreement shall be amended as set forth in Exhibit A hereto.
SECTION 2.Effectiveness of Amendment. This Amendment shall become effective as of the date hereof at such time that the Administrative Agent and the Managing Agents shall have received (i) executed counterparts of this Amendment, (ii) executed counterparts of the Fourth Amended and Restated Lender Group Fee Letter, dated as of August 30, 2024 (the “A&R Lender Group Fee Letter”), from the Managing Agents to and acknowledged by the Servicer, the Performance Guarantor and the Borrowers, (iii) the Upfront Fee, in accordance with the terms of, and as such term is defined in, the A&R Lender Group Fee Letter, (v) an opinion of counsel to the Borrowers and Herc in form and substance satisfactory to the Administrative Agent and the Managing Agents, (vi) an officer’s certificate of the Borrowers and Herc, each dated as of August 30, 2024, attaching (a) a certified copy of its articles of incorporation or certificate of formation, as applicable, (b) its bylaws or limited liability company agreement, as applicable, (c) its resolutions or unanimous written consent approving the transactions contemplated by this Amendment, (d) a good standing certificate issued as of a recent date acceptable to the Administrative Agent by the Secretary of State (or analogous body) of its jurisdiction of incorporation or formation, as applicable and (e) its incumbency certificate and (vii) such other documents as the Administrative Agent and the Managing Agents may reasonably request.
SECTION 3.Transaction Document. This Amendment shall be a Transaction Document under the Agreement.

SECTION 4.Representations and Warranties. Each of the Borrowers, the Servicer and the Performance Guarantor makes each of the representations and warranties contained in Exhibit III of the Agreement (after giving effect to this Amendment).
SECTION 5.Performance Guaranty Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of that certain Performance Guaranty contained in Article VIII of the Agreement, made by the Performance Guarantor in favor of the Beneficiaries shall remain in full force and effect, and Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 6.Confirmation of Agreement; No Other Modifications. Each reference in the Agreement to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Agreement, shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
SECTION 7.Costs and Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Managing Agents and the Lenders with respect thereto.
SECTION 8.GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
SECTION 9.Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.
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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written:
HERC RECEIVABLES U.S. LLC, as Borrower
By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: Treasurer
HERC RENTALS INC., individually and as initial Servicer
By: /s/ Mark Humphrey
Name: Mark Humphrey
Title: SVP and Chief Financial Officer
HERC RENTALS INC., as Performance Guarantor
By: /s/ Mark Humphrey
Name: Mark Humphrey
Title: SVP and Chief Financial Officer

[Signature Page to Amendment No. 5 to Receivables Financing Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent
By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director
By: /s/ Richard McBride
Name: Richard McBride
Title: Director

[Signature Page to Amendment No. 5 to Receivables Financing Agreement]

CACIB LENDER GROUP:
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Managing Agent
By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director
By: /s/ Richard McBride
Name: Richard McBride
Title: Director
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Committed Lender
By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director
By: /s/ Richard McBride
Name: Richard McBride
Title: Director
ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Lender
By:    Crédit Agricole Corporate and Investment Bank,
as attorney-in-fact
By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director
By: /s/ Richard McBride
Name: Richard McBride
Title: Director

[Signature Page to Amendment No. 5 to Receivables Financing Agreement]

LA FAYETTE ASSET SECURITIZATION LLC,
as Conduit Lender
By:    Crédit Agricole Corporate and Investment Bank,
as attorney-in-fact
By: /s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director
By: /s/ Richard McBride
Name: Richard McBride
Title: Director

[Signature Page to Amendment No. 5 to Receivables Financing Agreement]

REGIONS LENDER GROUP:
REGIONS BANK, as Managing Agent
By: /s/ James Barwis
Name: James Barwis
Title: Managing Director
REGIONS BANK, as Committed Lender
By: /s/ James Barwis
Name: James Barwis
Title: Managing Director

[Signature Page to Amendment No. 5 to Receivables Financing Agreement]

WELLS LENDER GROUP:
WELLS FARGO BANK NATIONAL ASSOCIATION, as Managing Agent
By: /s/ Ryan Tozier
Name: Ryan Tozier
Title: Executive Director
WELLS FARGO BANK NATIONAL ASSOCIATION, as Committed Lender
By: /s/ Ryan Tozier
Name: Ryan Tozier
Title: Executive Director
[Signature Page to Amendment No. 5 to Receivables Financing Agreement]

EXHIBIT A
[Attached]

Exhibit A
to Amendment No. 5, dated as of August 30, 2024

RECEIVABLES FINANCING AGREEMENT
dated as of September 17, 2018
among
HERC RECEIVABLES U.S. LLC
and
THE ADDITIONAL CANADIAN BORROWER TO THE EXTENT ADDED AS A PARTY HERETO
as Co-Borrowers
HERC RENTALS INC.
Individually and as Servicer and Performance Guarantor,
THE LENDERS AND MANAGING AGENTS FROM TIME TO TIME PARTY HERETO
and
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent

Table of Contents
-i-

-ii-

-iii-

EXHIBIT I    Definitions; Construction
EXHIBIT II    Conditions Precedent
EXHIBIT III    Representations and Warranties
EXHIBIT IV    Covenants
EXHIBIT V    Events of Default
EXHIBIT VI    Tranched Loans
SCHEDULE I    Credit and Collection Guidelines
SCHEDULE II    Account Banks, Collection Accounts and Concentration Accounts
SCHEDULE III    Lock-Boxes
SCHEDULE IV    Names
SCHEDULE V    Addresses for Notice
SCHEDULE VI    Additional Ineligible Receivables
ANNEX A    Form of Information Package
ANNEX B    Form of Borrowing Request
ANNEX C    Form of Paydown Notice
ANNEX D    Forms of U.S. Tax Compliance Certificates
ANNEX E    Form of Assumption Agreement
ANNEX F    Form of Transfer Supplement
ANNEX G    Form of Request for Increase in Aggregate Commitment
ANNEX H    Form of Joinder Agreement
-iv-

RECEIVABLES FINANCING AGREEMENT
This RECEIVABLES FINANCING AGREEMENT (together with the Exhibits, Schedules and Annexes hereto, in each case, as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of September 17, 2018, is by and among HERC RECEIVABLES U.S. LLC, a Delaware limited liability company (the “US Borrower”), and THE ADDITIONAL CANADIAN BORROWER TO THE EXTENT ADDED AS A PARTY HERETO, as co-borrowers (each, a “Borrower” and, collectively, the “Borrowers”), HERC RENTALS INC., a Delaware corporation (“Herc”), individually and as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), the LENDERS and MANAGING AGENTS (in each case, as defined herein) from time to time party hereto, and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
1.    Herc desires to obtain financing secured by receivables generated by it and certain of its United States subsidiaries, and has formed the US Borrower to obtain Advances pursuant to this Agreement, such Advances to be secured by the Pool Receivables and the associated Related Security and Collections.
2.    Herc may in the future wish to include a Canadian entity, to be named Herc Receivables Canada ULC or such other name as Herc may elect (the “Canadian Borrower”), in order to obtain financing secured by receivables generated by certain of Herc’s Canadian subsidiaries, and may request that, with the consent of the Administrative Agent and the Lender Groups as provided herein, the Canadian Borrower become able to obtain Advances pursuant to this Agreement, such Advances (as well as Advances to the US Borrower) to be secured by all Pool Receivables and the associated Related Security and Collections.
3.    The Lenders are prepared to make Advances on a revolving basis, subject to the terms and conditions of, and as otherwise provided in, this Agreement.
4.    In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Defined Terms. Certain terms that are capitalized and used in this Agreement are defined in Exhibit I. References to this “Agreement” in the Exhibits, Schedules and Annexes hereto refer to this Agreement, as amended, restated, supplemented or otherwise modified from time to time.
Section 1.2    Interpretation. Except as otherwise indicated, all agreements defined in this Agreement refer to the same as from time to time amended or supplemented or as the terms of such agreements are waived or modified in accordance with their terms. As used in this Agreement, the word “including” (and words correlative thereto), where not followed by the phrase “without limitation,” shall be deemed to be followed by that phrase unless the context otherwise shall require. As used in this Agreement, references to any asset or to any property, and like references, means all applicable property (whether personalty or realty or mixed, and whether tangible or intangible) unless the context otherwise shall require. The words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision. References to any Article, Section, Exhibit, Schedule or Annex and similar references, are to those of this Agreement unless the context requires otherwise.
ARTICLE II
AMOUNTS AND TERMS OF ADVANCES
Section 2.1    Advances.
(a)    On the terms and subject to the conditions hereof (including Section 2.2(b) below), the Borrowers may from time to time request that (x) the Conduit Lenders ratably (based on the aggregate Commitments of the Committed Lenders in their respective Lender Groups) make advances (each an “Advance” and collectively the “Advances”), or (y) only if there is not a Conduit Lender in the applicable Lender Group or if a Conduit Lender (i) denies a request to make an Advance, or (ii) is otherwise unable or unwilling to fund such Advance (and provides written notice of such to the Borrowers, the Servicer, the Administrative Agent and its Managing Agent), the Committed Lenders ratably make such Advances. Each Committed Lender severally hereby agrees, on the terms and subject to the conditions hereof, to make Advances to the Borrowers from time to time from the Closing Date to (but excluding) the Facility Maturity Date, based on the applicable Lender Group’s Group Commitment Percentage of each Advance requested pursuant to Section 2.2(a) (and, in the case of each Committed Lender in a Lender Group, its Commitment Percentage of such Lender Group’s Group Commitment Percentage of such Advance).
(b)    Under no circumstances shall any Lender be required to make any Advance if, after giving effect to such Advance (i) any event has occurred and is continuing, or would result from such Advance, that constitutes an Event of Default or an Unmatured Event of Default, (ii) a Borrowing Base Deficiency would exist, (iii) the outstanding Advance Principal Balance of such Lender, when added to the aggregate Advance Principal Balance of all other Lenders in such Lender’s Lender Group outstanding at such time, would exceed its Lender Group’s Group Commitment; or (iv) the Aggregate Advance Principal Balance would exceed the Aggregate Commitment.
(c)    The Borrowers may, upon at least sixty (60) days written notice to the Administrative Agent and each Managing Agent, terminate the financing facility provided for in this Section 2.1(c) in whole or, upon at least thirty (30) days written notice to the Administrative Agent and each Managing Agent, from time to time, irrevocably reduce in part the unused portion of the Aggregate Commitment (but not below the amount that would cause the Aggregate Advance Principal Balance to exceed the Aggregate Commitment or would cause the aggregate outstanding Advance Principal Balance of any Lender Group to exceed its Group Commitment, in either case, after giving effect to such reduction); provided, that each partial reduction shall be in the amount of at least $5,000,000, or an integral multiple of $1,000,000 in excess thereof, and that, unless terminated in whole, the Aggregate Commitment shall in no event be reduced below $100,000,000. In connection with each such reduction of the Aggregate Commitment, the Commitment of each Committed Lender and the Group Commitment of each Lender Group shall automatically be ratably reduced by a proportionate amount. The Administrative Agent shall advise the Managing Agents of any notice received by it pursuant to this Section 2.1(c); it being understood and agreed that no such termination of the financing facility provided hereunder shall be effective unless and until (i) the Aggregate Advance Principal Balance is reduced to zero and (ii) all other amounts then owed to the Administrative Agent, the Managing Agents and the Lenders under the Transaction Documents have been paid in full.

(d)    The Borrowers may, upon at least ten (10) Business Days prior written notice to the Administrative Agent, request an increase in the Aggregate Commitment. The Managing Agents may, in their sole discretion, approve any such ratable increase, subject to appropriate credit and due diligence reviews; provided, however, that (i) after giving effect to any such increase, the Aggregate Commitment shall not, at any time, exceed the Program Limit, (ii) the Borrowers, the Servicer and the Performance Guarantor are then in compliance with all covenants in this Agreement and the other Transaction Documents and no Event of Default or Unmatured Event of Default shall have occurred and be continuing, (iii) the Borrowers shall not previously have reduced the Aggregate Commitment pursuant to Section 2.1(c), and (iv) the Administrative Agent shall have received, in substantially the form set forth in Annex G hereto, (x) the written acknowledgement of, and agreement by, the Performance Guarantor to such increase and (y) Officer’s Certificates of the Borrowers, the Servicer and the Performance Guarantor (1) in the case of the Borrowers, certifying and attaching resolutions of each Borrower approving or consenting to such increase, (2) certifying as to the matters reflected in clauses (i)-(iii) above, and (3) certifying that, before and after giving effect to such extension, the representations and warranties of the Borrowers, the Servicer and the Performance Guarantor contained in Exhibit III hereof and in the other Transaction Documents are true and correct (subject to any materiality qualifiers contained in such representations and warranties) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date. In connection with any such increase in the Aggregate Commitment, the Administrative Agent and/or the Lenders shall be entitled to charge an additional upfront fee on any increased Aggregate Commitment pursuant to this Section 2.1(d), as set forth in the Fourth Amended and Restated Fee Agreement, dated as of the Amendment No. 5 Closing Date, which fee shall be fully earned, due and payable in full (without reduction, set-off or refund in the event of any early termination of this Agreement) by the Borrowers on the effective date of such increase.
(e)    Not more than twice during the period from and after August 30, 2024 and prior to the Facility Maturity Date and provided that no Event of Default or Unmatured Event of Default exists and is continuing, the Borrowers (or the Servicer, on the Borrowers’ behalf) may request an increase in the Uncommitted Allocation across all Lender Groups by delivering not less than three (3) weeks’ prior written notice to the Administrative Agent and each Managing Agent specifying (i) the aggregate amount of the requested increase (the “Aggregate Requested Increase”), (ii) each Lender Group’s percentage of the Aggregate Requested Increase (each, a “Group’s Requested Increase”), and (iii) each Lender’s share of its Group’s Requested Increase (each, a “Lender’s Increase Amount”). Upon receipt of a written request complying with the preceding sentence, each of the Managing Agents will promptly deliver a copy of such request to the Lender(s) in its Lender Group, and each such Lender will promptly seek credit approval to increase its Uncommitted Allocation in an amount equal to such Lender’s Increase Amount; provided, however, that nothing herein shall be deemed to constitute a commitment by any Lender to provide, or to obtain credit approval to provide, all or any portion of the Aggregate Requested Increase. If any Managing Agent notifies the Transaction Parties and the Administrative Agent that any Lender in its Lender Group has obtained credit approval to increase its Uncommitted Allocation by an amount equal to such Lender’s Increase Amount, such Lender’s Uncommitted Allocation will automatically increase by such Lender’s Increase Amount on the Business Day at least ten (10) Business Days but in any event no more than three (3) weeks after delivery of the request for such increase (unless otherwise approved by the Administrative Agent and at least thirty (30) days prior to the Facility Maturity Date. If any Lender declines to agree to increase its Uncommitted Allocation by its Lender’s Increase Amount, the Borrowers may ask the Lender(s) in the other Lender Groups if they would like to increase their respective Lender’s Increase Amounts by all or any portion of the declined amount.

Section 2.2    Procedure for Advances.
(a)    Each Advance hereunder shall be made on the requested date of an Advance upon the Borrowers’ irrevocable written notice in the form of Annex B (the “Borrowing Request”) delivered to the Administrative Agent and each Managing Agent in accordance with Section 12.2 by 2:00 p.m., New York, New York time, at least three (3) Business Days before the requested date of an Advance, which notice shall specify: (i) the amount requested to be paid to the Borrowers (such amount, which shall not be less than $1,000,000 and shall be in integral multiples of $100,000 in excess thereof) with respect to each Lender Group in connection with such Advance, the portion thereof allocated to each Borrower and the bank account for each Borrower to which the funds are to be remitted; (ii) the date of such Advance; and (iii) a pro forma calculation of the Advance Principal Balance of each Lender after giving effect to the increase in Aggregate Advance Principal Balance resulting from such Advance.
(b)    On the date of each Advance hereunder, each applicable Conduit Lender or Committed Lender, as the case may be in accordance with Section 2.1(a), shall, upon satisfaction of the applicable conditions set forth in Section 3.2 and Exhibit II, make available to the Borrowers in same day funds, at the account for each Borrower designated in writing by the Borrowers to the Administrative Agent and each Managing Agent in the Borrowing Request, an amount equal to the portion of Advance Principal Balance to be funded by such Lender (as determined in accordance with Sections 2.1(a) and 2.2(b)).
(c)    Each Committed Lender’s obligations hereunder shall be several, such that the failure of any Committed Lender to make a payment in connection with any Advance hereunder shall not relieve any other Committed Lender of its obligation hereunder to make payment for any Advance.
(d)    The Borrowers may, with the written consent of the Administrative Agent (which consent may be at the Administrative Agent’s sole discretion), (i) add additional financial institutions as Lenders (including by creating new Lender Groups) or (ii) subject to Section 2.1(d), cause an existing Lender to increase its Commitment in connection with a corresponding increase in the Aggregate Commitment. Each new Lender (or Lender Group) shall become a party hereto, by executing and delivering to the Administrative Agent and the Borrowers, an Assumption Agreement in the form of Annex E hereto (which Assumption Agreement shall, in the case of any new Lender or Lenders, be executed by each Person in such new Lender’s Lender Group).
(e)    The Borrowers and the Administrative Agent acknowledge that the Advances made by any Lender identified on Exhibit VI hereto (a “Tranched Advance Lender”) shall, to the extent so specified on Exhibit VI hereto, be deemed to consist of a “Class A” interest in such Advances and a “Class B” interest in such Advances. The Class B interest shall be subordinate to the Class A interest. Except as specifically set forth herein, none of the Borrowers, the Servicer, the Performance Guarantor, the Administrative Agent or any other Secured Party shall have any obligations under this Agreement or any other Transaction Document with respect to the tranching of the Advances made by any Tranched Advance Lender into Class A interests and Class B interests or any other matter related thereto; provided, that, in no event shall the obligations of the Borrowers under the Transaction Documents be increased or decreased in any respect as a result thereof. A Tranched Advance Lender’s (i) Class A interest shall initially consist of the “Class A Percentage” (as specified on Exhibit VI) of the Advances made by it hereunder and (ii) Class B interest shall initially consist of the “Class B Percentage” (as specified on Exhibit VI) of the Advances made by it hereunder; provided, that, any Tranched Advance Lender may upon notice to its Managing Agent and the Administrative Agent modify the percentages of its Advances constituting Class A interests and Class B interests, respectively, so long as the respective percentages equal 100% of such Lender’s Advances.

The Administrative Agent, the Servicer and the Borrowers acknowledge that (i) all payments of the portion of Aggregate Advance Principal Balance owing to any Tranched Advance Lender on each Settlement Date in respect of the Advances made by such Tranched Advance Lender hereunder shall be deemed to be allocated (x) first to such Tranched Advance Lender’s Class A interest, until the principal amount of the Class A interest is reduced to zero and (y) second to such Tranched Advance Lender’s Class B interest, until the Class B interest is reduced to zero, and (ii) all payments constituting interest made to such Tranched Advance Lender on each Settlement Date in respect of the Advances made by it hereunder shall be deemed to be allocated to such Tranched Advance Lender’s Class A interest and such Tranched Advance Lender’s Class B interest, pro rata, based on the outstanding principal amount of such Tranched Advance Lender’s Class A interest and Class B interest on such Settlement Date. It is understood and agreed that, notwithstanding anything in this Agreement to the contrary, (i) none of the Borrowers, the Servicer, the Performance Guarantor, the Administrative Agent or any other Secured Party shall be responsible for the calculation of any amounts due to any Tranched Advance Lender’s Class A interest or Class B interest, respectively, or the outstanding amount of any Tranched Advance Lender’s Class A interest or Class B interest and such amounts shall not appear on any monthly report or other report provided by the Administrative Agent, the Servicer or the Borrowers and (ii) the Servicer shall send one combined payment to the applicable Managing Agent for any Tranched Advance Lender(s) representing amounts due to the Lenders in such Lender Group on the related Settlement Date to the extent provided for in, and in accordance with, this Agreement.
(f)    Each of the parties hereto intends that no Advance hereunder shall constitute, or be deemed to constitute, a “security” under U.S. securities Laws or within the meaning of the UCC.
Section 2.3    Computations.
(a)    Interest will accrue on each Advance at the Accrued Interest Rate, and interest accrued during each Interest Calculation Period will be payable on the following Settlement Date.
(b)    The Lenders will be entitled to an Unused Fee on each Settlement Date to the extent the Aggregate Advance Principal Balance is less than the Aggregate Commitment during the preceding Settlement Period.
(c)    Until the Facility Maturity Date, the Net Receivables Pool Balance and the Borrowing Base shall be automatically recomputed (or deemed to be recomputed) on each Business Day.
Section 2.4    Daily Releases; Settlement Date Procedures.
(a)    The collection of the Pool Receivables shall be administered by the Servicer in accordance with this Agreement. The Borrowers shall provide to the Servicer on a timely basis all information needed for such administration, including current computations of the Aggregate Advance Principal Balance (and the components thereof).
(b)    The Servicer shall, on each day on which Collections of Pool Receivables are received (or on the next applicable Settlement Date for any Pool Receivables (or portion thereof) deemed received) by the Borrowers or the Servicer:
(i)    set aside in the Concentration Accounts, for the benefit of each Lender Group, out of such Collections, an amount equal to the sum of (w) the Accrued Interest accrued through such day on the Advance Principal Balance of each Lender not previously paid (determined based on the most recent Accrued Interest Rate available to the Servicer), to the extent not previously so set aside, (x) an amount equal to the fees owing to the Lenders, the Administrative Agent and the Servicer accrued and unpaid through such day, and (y) all other amounts then due and payable by the Borrowers under this Agreement to the Lenders, the Managing Agents, the Administrative Agent, and any other Indemnified Party or Affected Person;
(ii)    subject to Section 2.4(f), so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, an amount up to the remainder of the Collections not set aside pursuant to clause (b)(i) of this Section 2.4 shall at the direction of the Servicer be remitted to the Borrowers for application by the Borrowers to payment of the purchase price for Pool Receivables, and associated Related Security, Collections and other proceeds with respect thereto pursuant to the Purchase and Contribution Agreements, or if not required therefor then for other purposes; provided, however, that, if after giving effect to any such release of funds, there would be a Borrowing Base Deficiency, as determined by the Servicer, then the Servicer shall not so release funds, but shall set aside and hold in the Concentration Accounts for the benefit of the Lenders a portion of such Collections that, in addition to the other Collections set aside pursuant to this paragraph, shall equal the amount necessary to cure any Borrowing Base Deficiency, such amount to be applied as a prepayment of outstanding Advances within two (2) Business Days in accordance with Section 2.4(f); and
(iii)    if such day occurs during any period during which an Event of Default or Unmatured Event of Default has occurred and is continuing, set aside in the Concentration Accounts for the benefit of each Lender Group, the entire amount of such Collections.
(c)    On or prior to each Interest Invoice Due Date, each Managing Agent shall deliver to the Servicer by electronic mail an invoice for such Managing Agent’s Lender Group setting forth the Accrued Interest accrued with respect to the daily Advance Principal Balance for each Lender in its Lender Group during the preceding Interest Calculation Period.
(d)    On each Settlement Date prior to the acceleration of the Facility Maturity Date pursuant to Section 9.1 hereof, the Servicer shall direct that amounts held in the Concentration Accounts (to the extent held in the form of Canadian Dollars, then converted to US Dollars) be applied as follows:
(i)    if such Settlement Date is not during the continuance of an Event of Default, first, to the Servicer, the Servicing Fee, to the extent accrued and unpaid through the last day of the immediately preceding Settlement Period until such accrued fees are paid in full, to the extent (if the Servicer is not Herc or any other Affiliate of the Borrowers) not otherwise netted out from Collections by the Servicer;
second, to the extent such amounts are then payable hereunder, to each Managing Agent (for the benefit of the Lenders within such Managing Agent’s Lender Group), in payment in full of, all Accrued Interest for the related Interest Calculation Period with respect to each portion of Aggregate Advance Principal Balance maintained by such Lenders (it being understood that each Managing Agent shall distribute such amounts to the Lenders within its Lender Group ratably in accordance with each Lender’s Advance Principal Balance);
third, ratably to the Managing Agents and the Administrative Agent, all accrued fees (including program fees) owing to the Lenders (it being understood that each

Managing Agent shall distribute such amounts to the Lenders within its Lender Group ratably in accordance with each such Lender’s Advance Principal Balance) and to the Administrative Agent;
fourth, to each Managing Agent (for the benefit of the Lenders within such Managing Agent’s Lender Group), (x) if such day is a day on which there is a Borrowing Base Deficiency, the amount necessary to cure such Borrowing Base Deficiency; and (y) if the Servicer has set aside amounts in respect of a reduction of the Aggregate Advance Principal Balance pursuant to Section 2.4(f), in payment in full of the related reduction in Aggregate Advance Principal Balance, it being understood in each case that each Managing Agent shall distribute such amounts to the Lenders within its Lender Group ratably in accordance with each such Lender’s Advance Principal Balance; and
fifth, subject to the conditions for release of funds set forth in Section 2.4(b), either retained in the Concentration Account or, at the direction of the Servicer, released to the Borrowers for their own account.
(ii)    if such distribution occurs during the continuance of an Event of Default, prior to acceleration of the Advances pursuant to Section 9.1:
first, if the Servicer is not Herc or any other Affiliate of the Borrowers, to the Servicer, the Servicing Fee, to the extent accrued and unpaid through the last day of the immediately preceding Settlement Period until such accrued fees are paid in full, to the extent not otherwise netted out from Collections by the Servicer;
second, to each Managing Agent (for the benefit of the Lenders within such Managing Agent’s Lender Group), in payment in full of, all Accrued Interest for the related Interest Calculation Period with respect to each portion of Aggregate Advance Principal Balance maintained by such Lenders (it being understood that each Managing Agent shall distribute such amounts to the Lenders within its Lender Group ratably in accordance with each Lender’s Advance Principal Balance);
third, ratably to the Managing Agents and the Administrative Agent, such accrued fees owing to the Lenders (it being understood that each Managing Agent shall distribute such amounts to the Lenders within its Lender Group ratably in accordance with each Lender’s Advance Principal Balance) and to the Administrative Agent;
fourth, to each Managing Agent (for the benefit of the Lenders within such Managing Agent’s Lender Group), in payment in full of each Lender’s Advance Principal Balance, it being understood that each Managing Agent shall distribute such amounts to the Lenders within its Lender Group ratably in accordance with each Lender’s Advance Principal Balance;
fifth, if the Aggregate Advance Principal Balance and Aggregate Accrued Interest and fees with respect thereto have been reduced to zero, and all accrued Servicing Fees payable to the Servicer (if the Servicer is not Herc or an Affiliate thereof) have been paid in full, to the Lenders, the Administrative Agent and any other Indemnified Party or Affected Person in payment in full of any other Aggregate Unpaids owed thereto by the

Borrowers hereunder (other than contingent indemnification obligations as to which no claim has been made);
sixth, if the Servicer is Herc or any other Affiliate of the Borrowers, to the Servicer, the Servicing Fee, to the extent accrued and unpaid through the last day of the immediately preceding Settlement Period until such accrued fees are paid in full, to the extent not otherwise netted out from Collections by the Servicer; and
seventh, to the Borrowers for their own account.
(e)    For the purposes of this Section 2.4:
(i)    if on any day the Outstanding Balance of any Pool Receivable is reduced or canceled as a result of (x) without duplication, any revision, cancellation, allowance, rebate, dilution, discount, or other adjustment (including, without limitation, an extension or adjustment made pursuant to the applicable Credit and Collection Guidelines) made by the Borrowers, the Servicer or any Originator, including in connection with the cancellation and reissuance of any Pool Receivable, or (y) any set-off or dispute between the Borrowers or any Originator and an Obligor (any such reduction or cancellation, a “Dilution”), in any such case, the Borrowers shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction, adjustment, cancellation or dispute (which, in the case of a cancellation and reissuance of any Pool Receivable, shall be an amount equal to the full Outstanding Balance of the cancelled Pool Receivable) and shall, subject to Section 2.4(e)(v), on the Settlement Date for the applicable Settlement Period, pay from its own funds any and all such amounts in respect thereof to the applicable Concentration Account for the benefit of each Lender Group and for application pursuant to this Section 2.4;
(ii)    if on any day any of the representations or warranties in Section 1(g) or (m) of Exhibit III is not true with respect to any Pool Receivable or a Collection of the full Outstanding Balance of such Pool Receivable, the Borrowers shall, subject to Section 2.4(e)(v), within one (1) Business Day, pay an amount equal to the full Outstanding Balance of such Pool Receivable from its own funds in respect thereof to the applicable Concentration Account for the benefit of each Lender Group and for application pursuant to this Section 2.4 (Collections deemed to have been received pursuant to Sections 2.4(e)(i) or (ii) are hereinafter referred to as “Deemed Collections”);
(iii)    except as provided in Sections 2.4(e)(i) or (ii), or as otherwise required by applicable Law, all Collections received from an Obligor of any Pool Receivable shall be applied to the Pool Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates its payment for application to specific Receivables;
(iv)    if and to the extent the Administrative Agent or any Lender shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received by the Administrative Agent or such Lender but rather to have been retained by the Borrowers and, accordingly, the Administrative Agent or such Lender, as the case may be, shall have a claim against the Borrowers for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof; and
(v)    if at any time before the Facility Maturity Date the Borrowers are deemed to have received any Deemed Collection under Sections 2.4(e)(i) or (ii), the Borrowers may satisfy their obligation to deliver the amount of such Deemed Collections to the applicable Concentration Account by instead recalculating (or being deemed to have recalculated) the Advance Principal Balance by decreasing the Net Receivables Pool Balance by the amount of such Deemed Collections, so long as such adjustment does not cause a Borrowing Base Deficiency.
(f)    At any time, the Borrowers may elect to prepay (a “Voluntary Prepayment”), or to the extent provided in Section 2.4(b)(ii) shall be required to prepay (a “Mandatory Prepayment”), all or a portion of the Aggregate Advance Principal Balance in accordance with this Section 2.4(f). The Borrowers shall do so as follows:
(i)    the Borrowers shall deliver to the Administrative Agent, each Managing Agent and the Servicer written notice in substantially the form of Annex C (the “Paydown Notice”) at least two (2) Business Days prior to the date of any such prepayment of Aggregate Advance Principal Balance, which notice shall include the amount of such prepayment and the proposed date on which such prepayment will be made;
(ii)    in the case of a Mandatory Prepayment, funds held in the Concentration Accounts pursuant to Section 2.4(b) shall be applied to a prepayment of the Advance Principal Balance, together with Accrued Interest on such prepayment through the date of prepayment, on the date specified in Section 2.4(b)(ii);
(iii)    in the case of a Voluntary Prepayment, funds in US Dollars sufficient (when taken together with funds in US Dollars already in the Concentration Accounts and eligible for release therefrom) to make such prepayment together with Accrued Interest payable thereon shall have been deposited in the Concentration Accounts prior to delivering such notice, and all such funds shall be retained in the Concentration Account until applied to make such prepayment on the date specified in such notice;
(iv)    such prepayment of principal shall be paid to the Managing Agents pro rata, based on the respective Advance Principal Balances of the related Lender Groups, and shall be accompanied by payment of Accrued Interest thereon through the date of prepayment, and
(v)    the Aggregate Advance Principal Balance shall be deemed reduced in the amount of principal to be paid to a Managing Agent only when in fact finally so paid;
provided, that the amount of any such Voluntary Prepayment (if not a reduction to zero) shall be not less than $1,000,000 and shall be an integral multiple of $100,000, and the entire Aggregate Advance Principal Balance after giving effect to such reduction shall be not less than $10,000,000 (unless the entire Aggregate Advance Principal Balance shall have been reduced to zero).
Section 2.5    Fees. (a) The Borrowers shall pay to each Managing Agent for the benefit of the Lenders in the related Lender Group in accordance with the provisions set forth in Section 2.4(d) certain fees in the amounts and on the dates set forth in that certain fee letter agreement, dated the Closing Date (as may be amended, restated, supplemented or otherwise modified, including in order to add any Lender and its related Lender Group that become party hereto pursuant to an Assumption Agreement, a Transfer Supplement or otherwise), among the Servicer, the Borrowers, and each Managing Agent (the “Lender Group Fee Letter”).

(b)    The Borrowers shall pay to the Administrative Agent in accordance with the provisions set forth in Section 2.4(d) certain fees in the amounts and on the dates set forth in the Administrative Agent Fee Letter, if any.
Section 2.6    Payments and Computations, Etc.
(a)    All amounts to be paid or deposited by the Borrowers or the Servicer hereunder shall be made in US Dollars and all amounts under this Agreement or under any other Transaction Document shall be made without reduction for offset or counterclaim and shall be paid or deposited no later than 2:00 p.m. (New York, New York time) on the day when due in same day funds to the account for each Lender maintained by the applicable Managing Agent as may be designated from time to time by such Managing Agent to the Borrowers and the Servicer. All amounts received after 3:00 p.m. (New York, New York time) will be deemed to have been received on the next Business Day. Amounts payable by the Borrowers to the Lenders shall be paid directly to such Lenders. Except as expressly set forth herein, any such amounts payable to the Lenders shall be paid by the Borrowers (and to the extent any such amounts are received by a Managing Agent, such Managing Agent shall distribute the amounts paid to it hereunder for the benefit of the Lenders in its Lender Group to the Lenders within its Lender Group) ratably (x) in the case of such amounts paid in respect of Accrued Interest and fees, according to the Accrued Interest and fees payable to such Lenders and (y) in the case of such amounts paid in respect of Advance Principal Balance (or in respect of any other obligations other than Accrued Interest and fees), according to the outstanding Advance Principal Balance funded by such Lenders.
(b)    The Borrowers (with respect to amounts payable by the Borrowers) or the Servicer (with respect to amounts payable by the Servicer), as the case may be, shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Borrowers or the Servicer, as the case may be, when due and payable hereunder, at an interest rate equal to 2.00% per annum above the Base Rate, payable on demand; provided, that such rate shall not at any time exceed the maximum rate permitted by applicable Law.
(c)    All computations of interest under Section 2.6(b) and all computations of Accrued Interest, fees and other amounts hereunder shall be made on the basis of a year of three hundred and sixty (360) days (or three hundred and sixty-five (365) or three hundred and sixty-six (366) days, as applicable, with respect to Accrued Interest or other amounts calculated by reference to the Base Rate) for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next Business Day and such extension of time shall be included in the computation of such payment or deposit. For the purposes of the Interest Act (Canada) and disclosure under such legislation, whenever interest to be paid under this Agreement is to be calculated on the basis of a year of three hundred and sixty (360) days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either three hundred and sixty-five (365), three hundred and sixty (360) or such other period of time, as the case may be. The Administrative Agent acknowledges and agrees that it shall, upon the request of the Canadian Borrower, provide the Canadian Borrower with a written statement setting forth the calculation of any interest provided for in accordance with this Section 2.6(c) and the Canadian Borrower acknowledges and agrees that for the purposes of the Interest Act (Canada), such written statement given by the Lenders constitutes an express statement of the yearly rate or percentage of interest to which such interest rate or percentage is equivalent.

Section 2.7    Increased Costs.
(a)    Generally. If (A) the adoption after the date hereof of any Regulatory Change or any change therein after the date hereof, (B) any change after the date hereof in the interpretation or administration of any Regulatory Change by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such Governmental Authority, or (C) without regard to the date of adoption, effectiveness or implementation, any of the following or any Regulatory Change promulgated by any Governmental Authority in connection with any of the following: (x) the United States capital rules and related supervisory guidance, including but not limited to rules implementing Basel III international banking regulations, Capital Adequacy, Transition Provisions, Prompt Corrective Action, Standardized Approach and Advanced Approach for Risk-Weighted Assets, Risk-Based Capital, and Market Risk Capital, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (z) any accord or other pronouncement of the Bank for International Settlements, the Basel Committee on Banking Supervision or any successor or similar authority, shall:
(i)    subject any Affected Person to any Tax or other charge with respect to any Specified Matter, or shall change the basis of taxation of payments to any Affected Person of amounts payable under or otherwise in respect of any Specified Matter (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Affected Person by the jurisdiction in which such Affected Person’s principal executive office is located);
(ii)    impose, modify or deem applicable any reserve, assessment, fee, insurance charge, special deposit, requirement for the maintenance of assets or capital, liquidity or similar requirement against assets of, deposits with or for the account of, liabilities of or credit extended by, any Affected Person or shall impose on any Affected Person or on the United States market for commercial paper or the London interbank market any other condition affecting or otherwise in respect of any Specified Matter; or
(iii)    impose any other condition the result of which is to increase the cost to an Affected Person of performing its obligations under or in connection with this Agreement, or to reduce the rate of return on Affected Person’s capital or assets as a consequence of its obligations under or in connection with this Agreement, or to reduce the amount of any sum received or receivable by an Affected Person, or to require any payment calculated by reference to the amount of interests or Advances held or interest received by it; then, promptly following demand by such Affected Person through the Administrative Agent, the Borrowers shall pay to the Administrative Agent for the benefit of such Affected Person, such additional amount or amounts as will compensate such Affected Person for such Tax, increased cost or reduction.
(b)    Adoption of Regulatory Changes. The Borrowers acknowledge that any Affected Person may institute measures in anticipation of a Regulatory Change (including, without limitation, the imposition of internal charges on such Affected Person’s interests or obligations under any Transaction Document or Program Support Agreement), and may commence allocating charges to or seeking compensation from the Borrowers under this Section 2.7 in connection with such measures, in advance of the effective date of such Regulatory Change, and the Borrowers agree to pay such charges or compensation to such Affected Person, following demand therefor in accordance with the terms of this Section 2.7, without regard to whether such effective date has occurred.

(c)    Delay in Requests. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section 2.7 shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided, that the Borrowers shall not be required to compensate an Affected Person pursuant to this Section 2.7 for any increased costs incurred or reductions suffered more than two hundred seventy (270) days prior to the date that such Affected Person notifies the Borrowers of the Regulatory Change giving rise to such increased costs or reductions and of such Affected Person’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the two hundred seventy (270) day period referred to above shall be extended to include the period of retroactive effect thereof).
Section 2.8    Selection and Allocation of Accrued Interest Rates. Subject to the requirements set forth in this Agreement, the Administrative Agent and the Managing Agents shall from time to time, only for purposes of computing Accrued Interest with respect to each Lender, account for such Lender’s portion of Advance Principal Balance in terms of one or more portions (or classes), and the applicable Accrued Interest Rate may be different for each portion of such Advance Principal Balance, whether due to a different source of funds, timing of funding or otherwise. Each Lender’s Advance Principal Balance shall be allocated to each portion of Advance Principal Balance by the Administrative Agent or the applicable Managing Agent to reflect the funding sources for each such portion of such Advance Principal Balance, so that:
(a)    there will be an Accrued Interest Rate for the portion of Advance Principal Balance funded or maintained through the issuance of Commercial Paper Notes; and
(b)    there will be an Accrued Interest Rate for the portion of Advance Principal Balance, if any, not funded or maintained through the issuance of Commercial Paper Notes (including by outstanding Liquidity Advances, by funding under any Program Support Agreement or otherwise).
Section 2.9    Inability to Determine Rates; Changes in Legality.
(a)    Subject to Section 12.21, if any Managing Agent shall have determined (which determination shall be conclusive and binding upon the parties hereto) before the first day of any Interest Calculation Period, either that: (i) adequate and reasonable means do not exist for ascertaining the Term SOFR Rate for such Interest Calculation Period or day, as applicable, or (iii) the Term SOFR Rate determined pursuant hereto does not accurately reflect the cost to the applicable Affected Person (as conclusively determined by such Managing Agent) of maintaining any portion of Advance Principal Balance during such Interest Calculation Period or day, as applicable, such Managing Agent shall promptly give telephonic notice of such determination, confirmed in writing, to the Borrowers before the first day of any Interest Calculation Period. Upon delivery of such notice: (i) no portion of Advance Principal Balance shall be funded thereafter at the Base Rate determined by reference to the Term SOFR Rate unless and until such Managing Agent shall have given notice to the Borrowers that the circumstances giving rise to such determination no longer exist, and (ii) with respect to any outstanding portion of Advance Principal Balance then funded at the Base Rate determined by reference to the Term SOFR Rate, such Base Rate shall automatically be converted to the Base Rate determined without reference to the Term SOFR Rate on the last day of the then-current Interest Calculation Period.
(b)    If, on or before the first (1st) day of any Interest Calculation Period, any Managing Agent shall have been notified by any Affected Person that such Affected Person has determined (which determination shall be final and conclusive) that any Regulatory Change, or compliance by such Affected Person with any Regulatory Change, shall make it unlawful or impossible for such Affected Person to fund or maintain any portion of Advance Principal Balance at or by reference to the Term SOFR Rate, such Managing Agent shall notify the Borrowers, the Administrative Agent and each other Managing Agent thereof. Upon receipt of such notice, until the applicable Managing Agent notifies the Borrowers, the Administrative Agent and each other Managing Agent that the circumstances giving rise to such determination no longer apply, (i) no portion of Advance Principal Balance shall be funded at or by reference to the Term SOFR Rate and (ii) the Accrued Interest for any outstanding portions of Advance Principal Balance then funded at the Base Rate determined by reference to the Term SOFR Rate shall be converted to the Base Rate determined without reference to the Term SOFR Rate either (x) on the last day of the then-current Interest Calculation Period, only if such Affected Person may lawfully continue to maintain such portion of Advance Principal Balance at or by reference to the Term SOFR Rate prior to such conversion, or (y) immediately, if such Affected Person may not lawfully continue to maintain such portion of Advance Principal Balance at or by reference to the Term SOFR Rate during such period.
ARTICLE III
CONDITIONS TO ADVANCES
Section 3.1    Conditions Precedent to Effectiveness of the Agreement. The effectiveness of this Agreement is subject to satisfaction of the conditions set forth in Section 1 of Exhibit II hereto.
Section 3.2    Conditions Precedent to Each Advance. Each Advance (including the initial Advance) shall be subject to the further conditions precedent set forth in Section 2 of Exhibit II hereto.
Section 3.3    Conditions Precedent to Addition of Canadian Borrower. Herc may at any time request that the Canadian Borrower be added as an additional Borrower hereunder, but such additional Borrower shall be added only with (i) the consent of the Administrative Agent, the Managing Agents and the Lenders, acting in their sole discretion, as evidenced by their execution of a Joinder Agreement in the form of Annex H hereto and (ii) amendments to the applicable Transaction Documents to reflect any necessary updates and/or modifications thereto, including, without limitation, any applicable formulas and ratios set forth herein and therein. The addition of the Canadian Borrower as an additional Borrower hereunder shall be subject to the further conditions precedent set forth in Section 3 of Exhibit II hereto.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES; COVENANTS
Section 4.1    Representations and Warranties. Each of the Borrowers, the Servicer and the Performance Guarantor hereby makes the representations and warranties applicable to it as set forth in Exhibit III hereto as of the date of each Advance.
Section 4.2    Covenants. Each of the Borrowers, the Servicer and the Performance Guarantor hereby agrees to perform and observe the covenants applicable to it set forth in Exhibit IV hereto.
ARTICLE V
GRANT OF SECURITY INTEREST
Section 5.1    Grant of Security Interest by the Borrowers. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Secured Obligations, each Borrower hereby assigns and pledges to the Administrative Agent, as agent for the Secured Parties, and grants to the Administrative Agent, as agent for the Secured Parties, a security interest in and lien upon, all of its right, title and interest in, to and under all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, security entitlements, commercial tort claims, deposit accounts, documents, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property, including, without limitation, all of its right, title and interest in the following, in each case whether now or hereafter existing or in which either of the Borrowers now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Collateral”):
(a)    all Receivables, all interest and penalties applicable to Receivables, and the applicable Borrower’s interest in any Related Security;
(b)    all other amounts now or hereafter received with respect to the Receivables, including, without limitation, all interest and penalties applicable to any of the foregoing;
(c)    all assignments, affidavits, certifications, instruments, documents, agreements and books and Records of the Borrowers at any time in the Borrowers’, the Servicer’s or the Administrative Agent’s possession;
(d)    each Purchase and Contribution Agreement and all documents and other agreements now or hereafter in effect relating to the ownership, purchase, servicing or processing of Receivables (the “Borrower Assigned Agreements”), including (i) all rights of each Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrowers to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) each Borrower’s right of foreclosure as lienholder of the Related Security for such Receivables; (iv) claims of each Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (v) the right of each Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements;
(e)    all of the following (the “Borrower Bank Account Collateral”):
(i)    The Concentration Accounts, the Collection Accounts and any other bank account into which Collections on or in respect of the Collateral or in payment of the Secured Obligations may from time to time be deposited, all funds held in such Bank Accounts, and, if any, certificates and instruments, from time to time representing or evidencing such Bank Accounts or such funds;
(ii)    all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent or its respective assignees or agents on behalf of the Secured Parties in substitution for or in addition to any of the then existing Borrower Bank Account Collateral; and
(iii)    all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Bank Account Collateral;

(f)    all additional property that may from time to time hereafter be granted and pledged by the Borrowers or by anyone on their respective behalves under this Agreement, including the deposit with any Lender or the Administrative Agent of additional moneys by the Borrowers;
(g)    all UCC financing statements filed by the Borrowers against the Originators under or in connection with the Purchase and Contribution Agreements; and
(h)    all proceeds, accessions, substitutions and profits of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in Sections 5.1(a) through (g) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party or any assignee or agent on behalf of the Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.
Section 5.2    Borrowers Remain Liable. Notwithstanding anything in this Agreement to the contrary, (a) each Borrower and the Servicer shall remain liable under the Pool Receivables, Borrower Assigned Agreements and other agreements included in the Collateral to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent as agent of the Secured Parties of any of its rights under this Agreement shall not release the Borrowers or the Servicer from any of their respective duties or obligations under the Receivables, the Borrower Assigned Agreements or other agreements included in the Collateral, (c) the Administrative Agent as agent of the Secured Parties shall not have any obligation or liability under the Pool Receivables, the Borrower Assigned Agreements or other agreements included in the Collateral by reason of this Agreement, and (d) neither the Administrative Agent nor any of the Lenders shall be obligated to perform any of the obligations or duties of the Borrowers or the Servicer under the Pool Receivables, the Borrower Assigned Agreements or other agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.
Section 5.3    Borrower Covenants with Respect to the Collateral. In connection with each Advance and each acquisition of new Pool Receivables by the Borrowers and the grant of the security interest in the Collateral set forth in Section 5.1, the Borrowers hereby authorize the filing by the Administrative Agent of all applicable UCC financing statements and amendments thereto in all jurisdictions necessary to perfect (and to continue the perfection of) the security interest created hereby, including, without limitation, any financing statement containing a collateral description of “all assets” or language similar thereto.
ARTICLE VI
INDEMNIFICATION
Section 6.1    Indemnities by the Borrowers. Without limiting any other rights that the Administrative Agent, any Managing Agent, any Lender, any Liquidity Provider, any other Program Support Provider, the Program Administrative Agent or any of their respective Affiliates, agents, employees, officers, and directors (each, an “Indemnified Party”) may have hereunder or under applicable Law, the Borrowers hereby agree jointly and severally to indemnify each Indemnified Party and hold each Indemnified Party harmless from and against any and all claims, damages, expenses, costs, losses and liabilities, including Attorney Costs (all of the foregoing being collectively referred to as “Indemnified Amounts”) arising out of or resulting from this Agreement, the use of proceeds of Advances, or any interest therein, or the purchase or other acquisition by the Borrowers of any Pool

Receivable, Related Security or Contract pursuant to the Purchase and Contribution Agreements, or in respect of any other Transaction Document except (a) to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party; (b) for which indemnification would constitute recourse (except as otherwise specifically provided in this Agreement to be paid by the Borrowers hereunder) for uncollectible Pool Receivables; and (c) in respect of Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Without limiting the foregoing, but subject to the exclusions set forth in the preceding sentence, the Borrowers shall pay on demand (which demand shall be accompanied by documentation of the Indemnified Amounts, in reasonable detail) to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:
(i)    the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable as of the date of such calculation, the failure of any information contained in any Information Package to be true and correct, or the failure of any other information required to be provided to any Lender, Managing Agent or the Administrative Agent with respect to the Receivables or this Agreement to be true and correct;
(ii)    the failure of any representation or warranty made or deemed made by the Borrowers (or any of its officers, employees or agents) under or in connection with this Agreement, any other Transaction Document to have been true and correct as of the date made or deemed made;
(iii)    the failure by the Borrowers to comply with any applicable Law with respect to any Pool Receivable or the related Contract, or the failure of any Pool Receivable or the related Contract to conform to any such applicable Law;
(iv)    the failure to vest in the Administrative Agent, for the benefit of each Lender Group, a First Priority Interest in the Collateral to the extent required under this Agreement;
(v)    any commingling of funds to which the Administrative Agent, any Managing Agent or any Lender is entitled hereunder with any other funds;
(vi)    any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Receivable or any Contract related thereto (if such collection activities were performed by the Borrowers or any of their Affiliates or by any agent or independent contractor retained by the Borrowers or any of their Affiliates);
(vii)    any failure by either Borrower to perform its duties or obligations in accordance with the provisions hereof, any other Transaction Document or under the Contracts;
(viii)    any products liability, environmental or other claim by an Obligor or other third party arising out of the goods or services which are the subject of any Pool Receivable or the related Contract;
(ix)    the use of proceeds of Advances or of any funds released pursuant to Section 2.4(b) or (d);

(x)    the failure by either Borrower to pay when due any Taxes and other governmental charges payable by such Borrower in connection with any of the Pool Receivables or this Agreement;
(xi)    any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents or the ownership of the Pool Receivables or any other Collateral;
(xii)    any failure of an Account Bank (A) to comply with the terms of the applicable Account Control Agreement, (B) in respect of each Concentration Account, to maintain a short term unsecured debt rating of at least A-1 by Standard & Poor’s and P-1 by Moody’s, (C) in respect of each Collection Account - Class A, to maintain a short term unsecured debt rating of at least A-1 by Standard & Poor’s and P-1 by Moody’s, and (D) in respect of each Collection Account - Class B located at an Account Bank that has a short term unsecured debt rating from Standard & Poor’s and/or Moody’s, to maintain such short term unsecured debt rating of at least A-2 by Standard & Poor’s and P-2 by Moody’s;
(xiii)    any action taken by the Borrowers, the Servicer or any Originator (or any of their respective Affiliates) in the enforcement or collection of any Pool Receivable;
(xiv)    the failure or delay in providing any Obligor with an invoice or other evidence of indebtedness; or
(xv)    the failure of the sale or pledge of any Pool Receivable under the Transaction Documents to comply with the notice requirements of FACA or any analogous State or local Laws.
Section 6.2    Indemnities by the Servicer. Without limiting any other rights that the Administrative Agent, any Managing Agent, any Lender or any other Indemnified Party may have hereunder or under applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party and hold each Indemnified Party harmless from and against any and all Indemnified Amounts arising out of or resulting from a breach by the Servicer of any of its obligations or representations and warranties under this Agreement or any other Transaction Document except (a) to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party; (b) for which indemnification would constitute recourse (except as otherwise specifically provided in this Agreement to be paid by the Servicer hereunder) for uncollectible Pool Receivables; and (c) in respect of Taxes other than any Taxes that represent losses, claims, damages, etc., arising from any non-Tax claim. Without limiting the foregoing, but subject to the exclusions set forth in the preceding sentence, the Borrowers shall pay on demand (which demand shall be accompanied by documentation of the Indemnified Amounts, in reasonable detail) to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:
(i)    the failure of any information provided by or on behalf of the Servicer for inclusion in any Information Package (including without limitation the identification of a Pool Receivable as being an Eligible Receivable) to be true and correct, or the failure of any other information required to be provided to such Indemnified Party by, or on behalf of, the Servicer to be true and correct in any material respect;

(ii)    the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement to have been true and correct in any material respect as of the date made or deemed made;
(iii)    any direction to release Collections pursuant to Section 2.4(b) when there is, or that would result in, a Borrowing Base Deficiency;
(iv)    the failure by the Servicer to comply with any applicable Law with respect to any Pool Receivable or the related Contract;
(v)    any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities of the Servicer with respect to such Receivable;
(vi)    the commingling by the Servicer of Collections at any time with other funds;
(vii)    any failure to perform the Servicer’s duties or obligations in accordance with the provisions hereof or any other Transaction Document to which it is a party;
(viii)    any failure of an Account Bank (A) to comply with the terms of the applicable Account Control Agreement, (B) in respect of each Concentration Account, to maintain a short term unsecured debt rating of at least A-1 by Standard & Poor’s and P-1 by Moody’s, (C) in respect of each Collection Account - Class A, to maintain a short term unsecured debt rating of at least A1 by Standard & Poor’s and P-1 by Moody’s, and (D) in respect of each Collection Account - Class B located at an Account Bank that has a short term unsecured debt rating from Standard & Poor’s and/or Moody’s, to maintain such short term unsecured debt rating of at least A-2 by Standard & Poor’s and P-2 by Moody’s; or
(ix)    the failure of the sale or pledge of any Pool Receivable under the Transaction Documents to comply with the notice requirements of FACA or any analogous State or local Laws.
Section 6.3    Taxes.
(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Transaction Party hereunder shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law requires the deduction or withholding of any Tax from any such payment by a Transaction Party, then the Transaction Party shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Transaction Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 6.3) the applicable Affected Person receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)    Payment of Other Taxes. The Transaction Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)    Indemnification by the Transaction Parties. The Transaction Parties will jointly and severally indemnify each Affected Person, within ten (10) days after demand therefor, for the full amount of (i) any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 6.3) payable or paid by such Affected Person or required to be withheld or deducted from a payment to such Affected Person and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and (ii) any Taxes resulting from such Affected Person’s Advances being treated in a manner contrary to the first sentence of Section 12.7. A certificate as to the amount of such payment or liability delivered to the Transaction Parties by an Affected Person other than the Administrative Agent (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of another Affected Person, shall be conclusive absent manifest error.
(d)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Transaction Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Transaction Parties to do so),
(i)    any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.3(a) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 6.3(d).
(e)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Transaction Party to a Governmental Authority pursuant to this Section 6.3, such Transaction Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)    Refunds. If an Affected Person determines, in its sole discretion, exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 6.3, it shall pay over such refund to the indemnifying party (but only to the extent of indemnity payments made, or additional amounts paid, by a Transaction Party under this Section 6.3 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Affected Person and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund net of any applicable Taxes payable in respect of such interest); provided, that the indemnifying party agrees to repay each such Affected Person, promptly after the request of such Affected Person, the amount paid over to the indemnifying party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Affected Person is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 6.3(f), in no event will any Affected Person be required to pay any amount to an indemnifying party the payment of which would place such Affected Person in a less favorable net after-Tax position than such Affected Person would have been in if the Taxes subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Taxes had never been paid. This Section 6.3(f) shall not be construed to require any Affected Person to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.
(g)    Designation of Different Funding Office. If any Lender requests compensation under Section 2.7, or requires a Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to this Section 6.3, then such Lender agrees that it will (at the request of the Borrowers) use reasonable efforts to designate a different funding office or assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would reduce or eliminate amounts payable pursuant to Section 2.7 or this Section 6.3, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed additional costs or legal or regulatory burdens and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(h)    Replacement of Lenders. If any Lender requests compensation under Section 2.7, or if either Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to this Section 6.3 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 6.3(g) above, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.3), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.7 or this Section 6.3) and obligations under this Agreement and the related Transaction Documents to a Person eligible to be a Purchasing Committed Lender under Section 12.3(b) that shall assume such obligations (which such Purchasing Committed Lender may be another Lender, if such Lender accepts such assignment); provided, that:
(i)    such Affected Person shall have received payment of an amount equal to the outstanding principal of its Commitment, Accrued Interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents from the assignee (to the extent of such outstanding principal and Accrued Interest and accrued fees) or the Borrowers (in the case of all other amounts);
(ii)    in the case of any such assignment resulting from a claim for compensation under Section 2.7 or payments required to be made pursuant to this Section 6.3, such assignment will result in a reduction in such compensation or payments thereafter; and
(iii)    such assignment does not conflict with applicable Law.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

(i)    Survival. Each party’s obligations under this Section 6.3 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.
ARTICLE VII
ADMINISTRATION AND COLLECTIONS
Section 7.1    Appointment of the Servicer.
(a)    The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section. Until the Administrative Agent gives notice to Herc (in accordance with this Section 7.1) of the designation of a new Servicer, Herc is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. If an Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the direction of the Majority Managing Agents, shall), upon ten (10) Business Days prior written notice, designate as Servicer any Person (including itself) to succeed Herc or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof, and in respect of such appointment the Servicer shall comply with Section 7.4, including without limitation that the Servicer shall (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license (to the extent permitted under applicable contracts) to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrative Agent or its designee (for the benefit of each Lender Group) at a place selected by the Administrative Agent.
(b)    Upon the designation of a successor Servicer as set forth in Section 7.1(a), Herc agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrative Agent determines will facilitate the transition of the performance of such activities to the new Servicer, and Herc shall cooperate with and assist such new Servicer. Such cooperation shall include providing access to and transferring related records and permitting use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security, in each case unless prohibited by law or any contract relating to any such license, hardware or software.
(c)    Herc acknowledges that, in making their decision to execute and deliver this Agreement, the Administrative Agent, each Managing Agent and each Lender have relied on Herc’s agreement to act as Servicer hereunder. Accordingly, Herc agrees that it will not voluntarily resign as Servicer.
(d)    The Servicer may delegate its duties and obligations hereunder to any sub-servicer (each a “Sub-Servicer”); provided, that, in each such delegation (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof; (ii) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated; (iii) the Borrowers, the Administrative Agent and each Lender Group shall have the right to look solely to the Servicer for performance; (iv) the terms of any agreement with any Sub-Servicer shall provide that such agreement shall terminate upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer) and (v) if such Sub-Servicer is not an Originator or is an Originator acting as Sub-Servicer for Pool Receivables other than those originated by it, the Administrative Agent shall have consented in writing in advance to such delegation; provided, further, that any Sub-Servicer servicing and administering Pool Receivables originated by the Canadian Originator in Canada shall not be conferred with any powers to enter into contracts in the name of the Servicer or the Canadian Borrower.
Section 7.2    Duties of the Servicer.
(a)    The Servicer shall take or cause to be taken all such action as may be necessary to administer and collect each Pool Receivable, all in accordance with this Agreement and applicable Law, with reasonable care and diligence, and in accordance with the Credit and Collection Guidelines. The Servicer shall set aside (or cause the Borrowers to set aside and hold), for the accounts of the Borrowers and each Lender Group, the amount of the Collections to which each is entitled in accordance with Article II and, in particular, shall be responsible for assuring that no funds are released from the Concentration Accounts if any such release would result in a Borrowing Base Deficiency (whether by operation of Section 2.4(b), Section 2.4(d) or otherwise). The Servicer may, in accordance with the applicable Credit and Collection Guidelines, extend the maturity of any Pool Receivable and extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof or as required under applicable Law or the applicable Contract; provided, that for the purposes of this Agreement, (i) such extension shall not change the number of days such Pool Receivable has remained unpaid from the date of the original invoice related to such Pool Receivable unless such Pool Receivable has been cancelled and reissued with an appropriate Deemed Collection in an amount equal to the Outstanding Balance of the cancelled Pool Receivable being recorded pursuant to Section 2.4(e)(i); and (ii) such extension or adjustment shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of any Lender, Managing Agent or the Administrative Agent under this Agreement. The Borrowers shall deliver to the Servicer and the Servicer shall hold for the benefit of the Borrowers and the Administrative Agent (for the benefit of each Lender Group), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, while an Event of Default exists or after a Facility Maturity Date has been declared pursuant to Section 9.1, the Administrative Agent may direct the Servicer (whether Herc or any other Person) to commence or settle any legal action to enforce the collection of any Pool Receivable or to foreclose upon or repossess Related Security. The Servicer shall have no liability hereunder for following any such directions in good faith. In no event, however, shall the Servicer be entitled to make or authorize any Person to make the Administrative Agent, any Managing Agent, any Lender or any other Affected Person a party to any legal action without such Person’s, as the case may be, express prior written consent.
(b)    The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Borrowers the collections of any indebtedness that is not a Pool Receivable, less, if Herc or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than Herc or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Borrowers all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.
(c)    Unless terminated earlier in accordance with the terms of this Agreement, the Servicer’s obligations hereunder shall terminate on the Final Termination Date.
After such termination, if Herc or a Subsidiary thereof was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Borrowers all books, records and related materials that any Originator or the Borrowers previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.
Section 7.3    Lock-Box and Bank Account Arrangements.
(a)    The Borrowers (i) shall deliver to the Administrative Agent an Account Control Agreement in respect of each Concentration Account and each Collection Account - Class A identified on Schedule II within 30 days after the Closing Date (together with a legal opinion of Jones Walker LLP satisfactory to the Administrative Agent as to perfection of the security interest in the accounts covered thereby), and (ii) may, in their discretion, deliver to the Administrative Agent an Account Control Agreement in respect of any Collection Account - Class B identified on Schedule II and, in each case, shall have delivered an original counterpart thereof to the Administrative Agent. The Account Control Agreements delivered pursuant to the preceding sentence for the Collection Accounts in the United States and for each Concentration Account shall provide the Administrative Agent with “control” within the meaning of Section 9-104 of the UCC over such Collection Accounts and each Concentration Account. Any Collection Accounts in Canada shall each be subject to Blocked Account Agreements. The Account Bank for each Collection Account shall have been instructed (whether pursuant to the applicable Account Control Agreement or Blocked Account Agreements or pursuant to a separate writing acknowledged by such Account Bank) to perform (i) an automatic daily sweep with respect to any Collection Account— Class A or (ii) an automatic monthly sweep for any Collection Account — Class B of all available funds therein to the applicable Concentration Account. New accounts may be added to Schedule II by written notice of the applicable Borrower (accompanied by a new Schedule II) and acknowledged in writing by the Administrative Agent, and receives a fully executed Account Control Agreement with each new Account Bank or with respect to each new Collection Account or Concentration Account, or evidence that such new Collection Account or Concentration Account, as applicable, is subject to an existing Account Control Agreement, within 30 days after the creation thereof. Neither the Borrowers nor the Servicer shall, nor shall the Borrowers or the Servicer permit any other Person to, attempt to terminate such automatic sweep feature or attempt to close any Collection Account unless the Collections directed to such Collection Account are redirected to another Collection Account that is subject to the same automatic sweep of all available funds to the applicable Concentration Account. Any new Collection Account that is not already subject to an Account Control Agreement shall, in the case of a Collection Account - Class A, be made subject to an Account Control Agreement within 30 days after the creation of such account. Neither the Borrowers nor the Servicer shall, nor shall the Borrowers or the Servicer permit any other Person to, attempt to close any Concentration Account. Each such Bank Account located in the United States shall be a “deposit account,” as such term is used in the UCC. Such Bank Accounts may be interest-bearing, but funds in such Bank Accounts shall not otherwise be invested.
(b)    At any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may (and at the direction of the Majority Managing Agents, shall) give notice to each Account Bank (in respect of any Bank Account that is not already under the exclusive control of the Administrative Agent) the Administrative Agent is exercising its rights to exclusive control under the Account Control Agreements with respect to the Collection Accounts and the Concentration Accounts (an “Account Control Agreement Activation Notice”). Each of the Borrowers and the Servicer hereby agrees that if the Administrative Agent (either directly or at the direction of the Majority Managing Agents) exercises its rights under an Account Control Agreement, the Administrative Agent shall have exclusive control of the proceeds (including Collections) of all Pool Receivables and the Borrowers hereby further agree to take any other action that the Administrative Agent may reasonably request in connection therewith. Any proceeds of Pool Receivables received by the Borrowers or the Servicer thereafter shall be sent immediately to the applicable Concentration Account or to such other account as may be identified by the Administrative Agent.
(c)    If at any time an Account Bank (i) related to a Concentration Account or a Collection Account - Class A has a short term unsecured debt rating lower than A-1 by Standard & Poor’s or P-1 by Moody’s, or (ii) related to a Collection Account - Class B that has a short term unsecured debt rating from Standard & Poor’s and/or Moody’s is rated lower than A-2 by Standard & Poor’s or P-2 by Moody’s (each a “Low Ratings Account Bank”), the Servicer and the Borrowers shall notify the Administrative Agent in writing and the Administrative Agent may (and at the direction of the Majority Managing Agents, shall) require that the Borrowers open a new Concentration Account, Collection Account - Class A, or Collection Account - Class B, as applicable, with a new Account Bank having ratings equal to or better than A-1 by Standard & Poor’s and P-1 by Moody’s (for any new Concentration Account or Collection Account - Class A), or having ratings equal to or better than A-2 by Standard & Poor’s and P-2 by Moody’s (for any new Collection Account - Class B). Such establishment of new deposit accounts and the execution and delivery of appropriate Account Control Agreements (in respect of any new Concentration Account or Collection Account - Class A) shall be completed promptly but in any event no later than forty-five (45) days following the Administrative Agent’s notice. The Servicer shall promptly instruct all Obligors previously paying into a previous Collection Account to remit future payments to the new Collection Account. If Administrative Agent becomes aware of any downgrade of the short term unsecured debt rating from Standard & Poor’s and/or Moody’s of any Account Bank that would trigger the operation of this provision, Administrative Agent shall promptly give notice thereof to the Servicer and Borrower.
(d)    At no time shall the Borrowers or Servicer permit the aggregate amount of Collections received during any Settlement Period in all Collection Accounts - Class B to exceed five percent (5%) of all Collections received on Pool Receivables in all Bank Accounts during that same Settlement Period, and shall cause Obligors to be instructed to make payments on account of Collections into the applicable Collection Accounts to ensure that the aggregate amount of Collections received during any Settlement Period in all Collection Accounts - Class B will not exceed five percent (5%) of all Collections received on Pool Receivables in all Bank Accounts during that same Settlement Period; provided, however, if the aggregate amount of such Collections in all Collection Accounts - Class B at any time exceeds five percent (5%) during any Settlement Period, in addition to any other remedies the Administrative Agent may have for such breach, the Administrative Agent shall have the right, upon notice to the Borrowers, to require that all Collection Accounts - Class B be swept automatically on a daily basis.
Section 7.4    Enforcement Rights.
(a)    At any time while an Event of Default exists or after a Facility Maturity Date has been declared pursuant to Section 9.1:
(i)    the Administrative Agent may direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Administrative Agent or its designee into a deposit account for the benefit of the Lenders;
(ii)    the Administrative Agent may instruct the Borrowers or the Servicer to give notice of the Lender Groups’ interest in the Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrative Agent or its designee (for the benefit of each Lender Group), and the Borrowers or the Servicer, as the case may be, shall give such notice at the expense of the Borrowers or the Servicer, as the case may be; provided, that if the Borrowers or the Servicer, as the case may be, fails to so notify each Obligor within ten (10) days after receipt of such instruction, the Administrative Agent (at the Borrowers’ or the Servicer’s, as the case may be, expense) may so notify the Obligors;
(iii)    the Administrative Agent may request the Servicer to, and upon such request the Servicer shall, (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license (to the extent permitted under applicable contracts) to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrative Agent or its designee (for the benefit of each Lender Group) at a place selected by the Administrative Agent; and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Administrative Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee; and
(iv)    the Borrowers and the Servicer shall enforce any and all covenants and obligations of each Originator contained in the Purchase and Contribution Agreements or any other Transaction Document as shall be instructed by the Administrative Agent.
(b)    Each of the Borrowers and the Servicer hereby authorizes the Administrative Agent (for the benefit of each Lender Group), and irrevocably appoints the Administrative Agent (for the benefit of each Lender Group) as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Borrowers or the Servicer, as applicable, which appointment is coupled with an interest, to take any and all steps in the name of the applicable Borrower or the Servicer, as applicable, and on behalf of such Borrower or the Servicer, as applicable, as may be necessary or desirable, in the reasonable determination of the Administrative Agent to collect any and all amounts or portions thereof due under any and all Collateral, including endorsing the name of the applicable Borrower or the Servicer, as applicable, on all checks and other instruments representing Collections and enforcing such Collateral. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever. The Administrative Agent shall only be entitled to act as contemplated in this Section 7.4(b) while an Event of Default exists or after a Facility Maturity Date has been declared pursuant to Section 9.1. Each Borrower shall provide the Administrative Agent with a separate power of attorney with respect to this Section 7.4(b), but such power of attorney shall be used by the Administrative Agent only subject to, and in a manner consistent with, this Section 7.4(b).
Section 7.5    Responsibilities of the Servicer.
(a)    Anything herein to the contrary notwithstanding, the Servicer shall (or shall cause the applicable Originator to): (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred to the Borrowers or the Lenders hereunder, and the exercise by the Administrative Agent, the Managing Agents or the Lenders of their respective rights hereunder shall not relieve the Servicer from such obligations; and (ii) pay out of Collections or other cash owned by the Borrowers, on behalf of the Borrowers (or cause the Borrowers to pay) when due any taxes, energy surcharges and other governmental charges payable by the Borrowers, if any, in connection with any of the Pool Receivables or this Agreement. None of the Administrative Agent, the Managing Agents and the Lenders shall have any obligation or liability with respect to any Pool Receivable, nor shall any of them be obligated to perform any of the obligations of the Borrowers, the Servicer or any Originator thereunder.
(b)    Herc hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the then-current Servicer and, in such capacity, Herc shall conduct the data-processing functions of the administration of the Pool Receivables and the Collections thereon in substantially the same way that Herc conducted such data-processing functions while it acted as the Servicer. So long as no Event of Default is existing, as consideration for performing such services, the Servicer shall be entitled to a portion of the Servicing Fee equal to the portion of the servicing duties that Herc continues to perform.
Section 7.6    Servicing Fee.
The Servicer shall, on each day, be paid a fee (the “Servicing Fee”) daily in arrears, as contemplated in Section 2.4, equal to the product of (i) 1.00% per annum (the “Servicing Fee Rate”), (ii) the aggregate Outstanding Balance of the Pool Receivables owned by the US Borrower and, solely if neither Herc nor any other Affiliate of the Borrowers acts as Servicer, Pool Receivables owned by the Canadian Borrower as of the start of the day immediately preceding such day, and (iii) a fraction, the numerator of which is 1 and the denominator of which is 360.
ARTICLE VIII
PERFORMANCE GUARANTY
Section 8.1    Guaranty. The Performance Guarantor hereby unconditionally guarantees the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Servicer and each Originator in all capacities in which any such party acts under the Transaction Documents, now or hereafter existing under the Transaction Documents, and the obligations of the Borrower to indemnify pursuant to Sections 6.1 and 6.3 (such obligations of the Servicer, the Originators and the Borrower being the “Guaranteed Obligations”), and agrees to pay any and all reasonable and properly documented out-of-pocket expenses (including Attorney Costs) in enforcing any rights under this Performance Guaranty, together with interest on such expenses (from the time when such amounts were incurred, based on a three hundred and sixty-five (365) day year) at a rate per annum for each day equal to the Base Rate on such day plus two percent (2.00%). Without limiting the generality of the foregoing, the Performance Guarantor’s liability shall extend to all amounts which constitute part of the Guaranteed Obligations and would be owed by any Person to the Borrowers or any Beneficiary under any Transaction Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Person as debtor. Except for provisions which by their terms survive termination of this Agreement or another Transaction Document, the liability of the Performance Guarantor under this Performance Guaranty with respect to the Guaranteed Obligations is subject to termination on the Final Termination Date. Expiry of this Performance Guaranty shall not reduce or diminish the liability of the Performance Guarantor to the Beneficiaries in respect of any Guaranteed Obligation incurred on before the Facility Maturity Date. NOTWITHSTANDING THE FOREGOING, THIS GUARANTEE IS NOT A GUARANTEE OF THE PAYMENT OR COLLECTION OF ANY OF THE POOL RECEIVABLES, AND THE PERFORMANCE GUARANTOR SHALL NOT BE RESPONSIBLE FOR ANY GUARANTEED OBLIGATIONS TO THE EXTENT THE FAILURE TO PERFORM SUCH GUARANTEED OBLIGATIONS BY ANY ORIGINATOR OR SERVICER RESULTS FROM SUCH POOL RECEIVABLES BEING UNCOLLECTIBLE ON ACCOUNT OF THE INSOLVENCY, BANKRUPTCY OR LACK OF CREDITWORTHINESS OF THE RELATED OBLIGOR; PROVIDED THAT NOTHING HEREIN SHALL RELIEVE

ANY ORIGINATOR OR SERVICER FROM PERFORMING IN FULL ITS GUARANTEED OBLIGATIONS OR RELIEVE THE PERFORMANCE GUARANTOR OF ITS UNDERTAKINGS HEREUNDER WITH RESPECT TO THE FULL PERFORMANCE OF SUCH DUTIES AS PROVIDED HEREIN.
Section 8.2    Guaranty Absolute. The Performance Guarantor guarantees that the Guaranteed Obligations will be performed or paid strictly in accordance with the terms of the applicable Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Beneficiary with respect thereto. The obligations of the Performance Guarantor under this Performance Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Performance Guarantor to enforce this Performance Guaranty, irrespective of whether any action is brought against the Servicer or any Originator or whether the Servicer or such Originator is joined in any such action or actions. The liability of the Performance Guarantor under this Performance Guaranty shall be absolute and unconditional irrespective of:
(a)    any lack of validity or enforceability of any Transaction Document, or any agreement or instrument relating thereto;
(b)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from additional Advances or otherwise and any increase in the Guaranteed Obligations resulting from the exercise by the Borrowers of the right to request an increase in the Aggregate Commitment pursuant to Section 2.1(d);
(c)    any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof;
(d)    any waiver of any right, power or remedy or of any default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto;
(e)    any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;
(f)    any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of the Servicer, any Originator or any of their Subsidiaries;
(g)    the existence of any claim, setoff or other rights which any Beneficiary may have at any time against the Servicer, any Originator or any of their Subsidiaries in connection herewith or any unrelated transaction;
(h)    any assignment or transfer of the Guaranteed Obligations or any part thereof permitted under the Purchase and Contribution Agreements, this Agreement or any other Transaction Document;
(i)    any change, restructuring or termination of the corporate structure or existence of Herc or any of its Subsidiaries; or

(i)    any other circumstance which might otherwise constitute a defense available to, or a discharge of the Servicer, any Originator or any of their Subsidiaries or a guarantor.
Section 8.3    Waiver. (a) The Performance Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Performance Guaranty and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Servicer, any Originator or any other Person or entity or any collateral.
(b)    The Performance Guarantor hereby waives any right to revoke this Performance Guaranty, and acknowledges that this Performance Guaranty is continuing in nature and applies to all Guaranteed Obligations incurred from the date of this Agreement up to and including the Final Termination Date.
(c)    The Performance Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Transaction Documents and that the waivers set forth in this Section 8.3 are knowingly made in contemplation of such benefits.
Section 8.4    Subrogation. The Performance Guarantor will not exercise any rights which it may acquire by way of subrogation under this Performance Guaranty, by any payment made hereunder or otherwise, until the Final Termination Date shall have occurred. If any amount shall be paid to the Performance Guarantor on account of such subrogation rights at any time prior to the Final Termination Date, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the applicable Transaction Document or to be held by the Administrative Agent as collateral security for any Guaranteed Obligations thereafter existing.
ARTICLE IX
EVENTS OF DEFAULT
Section 9.1    Events of Default. If any of the Events of Default set forth in Exhibit V shall occur, the Administrative Agent may or, at the direction of the Majority Managing Agents, shall, by notice to the Borrowers, declare the Facility Maturity Date to have occurred (in which case the Facility Maturity Date shall be deemed to have occurred); provided, that upon the occurrence of any event described in paragraph (f) or paragraph (h) of Exhibit V, the Facility Maturity Date shall occur automatically. Upon any such declaration, occurrence or deemed occurrence of the Facility Maturity Date, the Administrative Agent, on behalf of the Managing Agents and the Lenders, shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies of a secured party provided after default under the applicable UCC and under other applicable Law, which rights and remedies shall be cumulative.
ARTICLE X
REMEDIES
Section 10.1    Actions Upon an Event of Default. If an Event of Default shall have occurred and be continuing, then (upon direction of the Administrative Agent in its sole discretion) the Administrative Agent may exercise in respect of the Collateral all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), in addition to any and all other rights and remedies otherwise available to it, and, in addition, may take the following remedial actions:
(a)    The Administrative Agent may with the consent of, or shall at the direction of, the Majority Managing Agents in their sole discretion, without notice to the Borrowers except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against amounts payable to the Borrowers from the Bank Accounts or any part thereof.
(b)    The Administrative Agent may with the consent of, or shall at the direction of, the Majority Managing Agents in their sole discretion, without notice except as specified below, solicit and accept bids for and sell the Collateral or any part of the Collateral in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Borrowers agree that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the applicable Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the applicable Borrower in and to the Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Borrowers, any Person claiming the Collateral sold through the Borrowers and their respective successors or assigns.
(c)    Upon the completion of any sale under Section 10.1(b), the applicable Borrower will deliver or cause to be delivered all of the Collateral sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Administrative Agent or by any purchaser, such Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.
(d)    At any sale under Section 10.1(b), the Lenders, the Administrative Agent or any Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.
(e)    The Administrative Agent may exercise at the Borrowers’ expense any and all rights and remedies of the Borrowers under or in connection with the Borrower Assigned Agreements or the other Collateral, including any and all rights of the Borrowers to demand or otherwise require payment of any amount under, or performance of any provisions of, the Borrower Assigned Agreements.
Section 10.2    Receipt of Payments in Trust. All payments received by the Borrowers or the Servicer under or in connection with the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such party and shall be forthwith paid over to the Administrative Agent or deposited in the applicable Concentration Account in the same form as so received (with any necessary endorsement).

Section 10.3    Application of Proceeds. Upon the occurrence of an Event of Default which has not been waived, any cash held by or on behalf of the Administrative Agent as Collateral, whether from Pool Receivables or otherwise, and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral, shall be applied (i) prior to acceleration of the Facility Maturity Date pursuant to Section 9.1, as set forth in Section 2.4(d)(ii)., and (ii) after acceleration of the Facility Maturity Date pursuant to Section 9.1, as the Administrative Agent may direct. The Borrowers shall remain liable for any deficiency if the proceeds of the Collateral are insufficient to repay the Secured Obligations in full. Any surplus of such cash or cash proceeds held by or on behalf of the Administrative Agent shall be disposed of in accordance with Section 2.4(d)(ii), whether or not such acceleration has occurred.
Section 10.4    Exercise of Remedies. No failure or delay on the part of the Administrative Agent or any Lender to exercise any right, power or privilege under this Agreement and no course of dealing between the Borrowers or the Servicer, on the one hand, and the Administrative Agent or the Lenders, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights or remedies which the Administrative Agent or the Secured Parties would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstance without notice or demand.
Section 10.5    Severability of Remedies. The invalidity of any remedy in any jurisdiction shall not invalidate such remedy in any other jurisdiction. The invalidity or unenforceability of the remedies herein provided in any jurisdiction shall not in any way affect the right of the enforcement in such jurisdiction or elsewhere of any of the other remedies herein provided.
Section 10.6    Waiver of Agreement. The Borrowers agree, to the full extent that it may lawfully so agree, that neither of them nor anyone claiming through or under either of them will set-off, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of the security interests granted pursuant to this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and the Borrower, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such Laws, and any and all right to have any of the properties or assets constituting the Collateral marshalled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.
Section 10.7    Power of Attorney. Each Borrower hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, which appointment is coupled with an interest, in connection with the enforcement of the rights and remedies provided for in this Article X including with the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, and (e) to take and perform any applicable foreclosure action (including notifying and communicating with all relevant Obligors) with respect to any Related Security for any Pool Receivable financed hereunder, and such Borrower and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto. Nevertheless, if so requested by the Administrative Agent or a purchaser of Collateral, each Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request. Each Borrower shall provide the Administrative Agent with a separate power of attorney with respect to this Section 10.7 (which may be included as part of the power of attorney required under Section 7.4(b)) but such power of attorney shall be used by the Administrative Agent only subject to, and in a manner consistent with, such Sections.
ARTICLE XI
THE AGENTS
Section 11.1    Appointment and Authorization. (a) Each Lender and Managing Agent hereby irrevocably designates and appoints CACIB as the “Administrative Agent” hereunder and authorizes the Administrative Agent to take such actions and to exercise such powers as are delegated to the Administrative Agent hereby and to exercise such other powers as are reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Transaction Documents. The duties of the Administrative Agent shall be mechanical and administrative in nature. At no time shall the Administrative Agent have any duty or responsibility to any Person to investigate or confirm the correctness or accuracy of any information or documents delivered to it in its role as Administrative Agent hereunder or any obligation in respect of the failure of any Person (other than the Administrative Agent) to perform any obligation hereunder or under any other Transaction Document. The Administrative Agent shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Managing Agent, Lender, the Borrowers, the Servicer, the Performance Guarantor or any Originator. Nothing in this Agreement or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the Transaction Documents except as expressly set forth herein or therein. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or any Managing Agent with any credit or other information with respect to the Borrowers, any Originator, the Servicer, the Performance Guarantor or their Affiliates, whether coming into its possession before the Closing Date or at any time thereafter.
(b)    Each Lender hereby irrevocably designates and appoints the respective institution identified as the Managing Agent for such Lender’s Lender Group on the signature pages hereto or in the Assumption Agreement or Transfer Supplement pursuant to which such Lender becomes a party hereto, and each authorizes such Managing Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Managing Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Managing Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Managing Agent or the Administrative Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Managing Agent shall be read into this Agreement or otherwise exist against such Managing Agent.
(c)    Except as otherwise specifically provided in this Agreement, the provisions of this Article XI are solely for the benefit of the Managing Agents, the Administrative Agent and the Lenders, and none of the Borrowers, the Servicer or the Performance Guarantor shall have any rights as a third party beneficiary or otherwise under any of the provisions of this Article XI, except that this Article XI shall not affect any obligations which any Managing Agent, the Administrative Agent or any Lender may have to the Borrowers, the Servicer or the Performance Guarantor under the other provisions of this Agreement. Furthermore, no Lender shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof in respect of a Managing Agent which is not the Managing Agent for such Lender.
(d)    In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the Lenders and the Managing Agents and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrowers, the Servicer or the Performance Guarantor or any of their successors and assigns. In performing its functions and duties hereunder, each Managing Agent shall act solely as the agent of its respective Lender and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrowers, the Servicer, the Performance Guarantor, any other Lender, any other Managing Agent or the Administrative Agent, or any of their respective successors and assigns.
Section 11.2    Delegation of Duties. The Administrative Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
Section 11.3    Exculpatory Provisions. None of the Managing Agents, the Administrative Agent or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted (i) with the consent or at the direction of the Majority Managing Agents (or in the case of any Managing Agent, the Lenders within its Lender Group that have a majority of the aggregate Commitments of such Lender Group) or (ii) in the absence of such Person’s gross negligence or willful misconduct. The Administrative Agent shall not be responsible to any Lender, Managing Agent or other Person for (i) any recitals, representations, warranties or other statements made by the Borrowers, the Servicer, the Performance Guarantor, any Originator or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document, (iii) any failure of the Borrowers, the Servicer, the Performance Guarantor, any Originator or any of their Affiliates to perform any obligation hereunder or under the other Transaction Documents to which it is a party (or under any Contract), or (iv) the satisfaction of any condition specified in Exhibit II. The Administrative Agent shall not have any obligation to any Lender or Managing Agent to ascertain or inquire about the observance or performance of any agreement contained in any Transaction Document or to inspect the properties, books or records of the Borrowers, the Servicer, the Performance Guarantor, any Originator or any of their respective Affiliates.
Section 11.4    Reliance by Agents. (a) Each Managing Agent and the Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. Each

Managing Agent and the Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Majority Managing Agents (or in the case of any Managing Agent, the Lenders within its Lender Group that have a majority of the aggregate Commitment of such Lender Group), and assurance of its indemnification, as it deems appropriate.
(b)    The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Managing Agents or the Managing Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders, the Administrative Agent and Managing Agents.
(c)    The Lenders within each Lender Group with a majority of the Commitments of such Lender Group shall be entitled to request or direct the related Managing Agent to take action, or refrain from taking action, under this Agreement on behalf of such Lenders. Such Managing Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of such Majority Managing Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of such Managing Agent’s Lenders.
(d)    Unless otherwise advised in writing by a Managing Agent or by any Lender on whose behalf such Managing Agent is purportedly acting, each party to this Agreement may assume that (i) such Managing Agent is acting for the benefit of each of the Lenders in respect of which such Managing Agent is identified as being the “Managing Agent” in accordance with the definition of “Managing Agent” hereto, as well as for the benefit of each assignee or other transferee from any such Person, and (ii) each action taken by such Managing Agent has been duly authorized and approved by all necessary action on the part of the Lenders on whose behalf it is purportedly acting. Each Managing Agent and its Lender(s) shall agree amongst themselves as to the circumstances and procedures for removal, resignation and replacement of such Managing Agent.
Section 11.5    Notice of Events of Default. Neither any Managing Agent nor the Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default unless the Administrative Agent and the Managing Agents have received notice from any Lender, the Servicer or the Borrowers stating that an Event of Default or an Unmatured Event of Default has occurred hereunder and describing such Event of Default or Unmatured Event of Default. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Managing Agent whereupon each such Managing Agent shall promptly give notice thereof to its related Lenders. In the event that a Managing Agent receives such a notice (other than from the Administrative Agent), it shall promptly give notice thereof to the Administrative Agent. The Administrative Agent shall take such action concerning an Event of Default or an Unmatured Event of Default as may be directed by the Majority Managing Agents (unless such action otherwise requires the consent of all Lenders), but until the Administrative Agent receives such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrative Agent deems advisable and in the best interests of the Lenders and the Managing Agents.
Section 11.6    Non-Reliance on Administrative Agent and Managing Agents. Each Lender expressly acknowledges that none of the Administrative Agent, the Managing Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent, or any Managing Agent hereafter taken, including any review of the affairs of the Borrowers, the Performance Guarantor, the Servicer or any Originator, shall be deemed to constitute any representation or warranty by the

Administrative Agent or such Managing Agent, as applicable. Each Lender represents and warrants to the Administrative Agent and the Managing Agents that, independently and without reliance upon the Administrative Agent, Managing Agents or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of an investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrowers, the Performance Guarantor, the Servicer or any Originator, and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items specifically required to be delivered hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Managing Agent with any information concerning the Borrowers, the Performance Guarantor, the Servicer or any Originator or any of their Affiliates that comes into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.
Section 11.7    Administrative Agent, Lenders, Managing Agents and Affiliates. Each of the Administrative Agent, the Lenders and the Managing Agents and any of their respective Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, equity or other business with the Borrowers, the Performance Guarantor, the Servicer or any Originator or any of their Affiliates. With respect to the pledge of the Eligible Receivables pursuant to this Agreement, each of the Managing Agents and the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not such an agent, and the terms “Lender” and “Lenders” shall include, to the extent applicable, each of the Managing Agents and the Administrative Agent in their individual capacities.
Section 11.8    Indemnification. Each Committed Lender shall indemnify and hold harmless the Administrative Agent (but solely in its capacity as Administrative Agent) and its respective officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrowers, the Servicer, the Performance Guarantor or any Originator and without limiting the obligation of the Borrowers, the Servicer, the Performance Guarantor or any Originator to do so), ratably (based on its Commitment) from and against any and all liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses and disbursements of any kind whatsoever (including in connection with any investigative or threatened proceeding, whether or not the Administrative Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrative Agent or such Person as a result of, or related to, any of the transactions contemplated by the Transaction Documents or the execution, delivery or performance of the Transaction Documents or any other document furnished in connection therewith (but excluding any such liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Administrative Agent or such Person as determined by final non-appealable judgment of a court of competent jurisdiction).
Section 11.9    Successor Administrative Agent. The Administrative Agent may, upon at least thirty (30) days prior written notice to the Borrowers, each Lender and Managing Agent, resign as Administrative Agent. Such resignation shall not become effective until (x) a successor Administrative Agent is appointed by the Majority Managing Agents and has accepted such appointment and (y) so long as no Event of Default has occurred and is continuing, the Borrowers shall have consented to such successor Administrative Agent (such consent not to be unreasonably withheld or delayed). Upon such acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Administrative Agent’s resignation hereunder, the provisions of Sections 2.5 and 2.7 and Articles VI, VIII and XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.
Section 11.10    Erroneous Payment.
(a)    If the Administrative Agent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of Advances, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 11.10 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)    Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of Advances, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)    it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)    such Lender shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.10(b).
For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 11.10(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 11.10(a) or on whether or not an Erroneous Payment has been made.
(c)    Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender or under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Advance Principal Balance (but not its Commitments) with respect to which such Erroneous Payment was made in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advance Principal Balance (but not Commitments) of such Advances, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrowers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Advance subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.
(e)    The Administrative Agent may, in its discretion, sell any Advance acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the

Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Advance acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Advances are then owned by the Administrative Agent) and (y) may in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.
(f)    The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender, as the case may be) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided, that the parties obligations under the Transaction Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such obligations in respect of Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Borrowers or Servicer; provided, that this Section 11.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrowers or the Servicer relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, the immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or the Servicer for the purpose of making such Erroneous Payment.
(g)    To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine.
(h)    Each party’s obligations, agreements and waivers under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) under any Transaction Document.
ARTICLE XII
MISCELLANEOUS
Section 12.1    Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Transaction Document, or consent to any departure by the Borrowers, any Originator, the Performance Guarantor or the Servicer therefrom, shall be effective unless in a writing signed by the Administrative Agent, the Majority Managing Agents, and, in the case of an amendment, by the

Borrowers, the Servicer and the Performance Guarantor; provided, however, that no such amendment or waiver shall, (a) without the consent of each affected Lender, (i) extend the date of any payment or deposit of Collections by the Borrowers or the Servicer or decrease the outstanding amount of or rate of Accrued Interest or extend the repayment of or any scheduled payment date for the payment of any Accrued Interest in respect of any portion of Advance Principal Balance or any fees owed to a Lender; (ii) reduce any fees payable to any Managing Agent or any Lender pursuant to the Lender Group Fee Letter, (iii) forgive or waive or otherwise excuse any repayment of Advance Principal Balance or change either the amount of Advance Principal Balance of any Lender; (iv) increase the Commitment of any Lender; (v) amend or modify the provisions of this Section 12.1 or the definition of “Aggregate Advance Principal Balance”, “Advance Principal Balance”, “Change in Control,” “Eligible Receivable”, “Facility Maturity Date”, “Final Termination Date”, “Majority Managing Agents”, “Net Receivables Pool Balance”, “Advance Principal Balance”, “Event of Default”, “Borrowing Base”, “Excess Concentration Amount” or “Total Reserves”; (vi) release all or substantially all of the Collateral from the security interest granted by the Borrowers to the Administrative Agent hereunder; (vii) terminate the Performance Guaranty and/or release the Performance Guarantor from its obligations thereunder; or (viii) amend or modify any defined term (or any term used directly or indirectly in such defined term) used in clauses (i) through (vii) above in a manner that would circumvent the intention of the restrictions set forth in such clauses, (b) without the consent of the Majority Managing Agents, amend, waive or modify any provision expressly requiring the consent of the Majority Managing Agents and (c) without the consent of the Administrative Agent and each Managing Agent and Lender amend, waive or modify paragraph (h) of Exhibit V or waive any Event of Default arising from such paragraph (h). Notwithstanding the foregoing, Schedule II may be amended as provided in Section 7.3. Each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No failure on the part of any Managing Agent, any Lender or the Administrative Agent to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Notwithstanding the foregoing, it is agreed that any Administrative Agent Fee Letter may be amended, supplemented or otherwise modified solely with the consent of the parties thereto.
Section 12.2    Notices, Etc. All notices, demands and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including email communications) and shall be personally delivered or sent by email, or by overnight mail, to the intended party at the mailing or email address of such party set forth on Schedule V hereto (or in any other document or agreement pursuant to which it is or became a party hereto), or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective when received.
Section 12.3    Successors and Assigns; Participations; Assignments.
(a)    Participations. Except as otherwise specifically provided herein, any Lender may sell to one or more Persons (each a “Participant”) participating interests in the interests of such Lender hereunder; provided, that no Lender shall grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Transaction Document. Such Lender shall remain solely responsible for performing its obligations hereunder, and the Borrowers, the Servicer, the Performance Guarantor, each Managing Agent and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder. A Lender shall not agree with a Participant to restrict such Lender’s right to agree to any amendment hereto, except amendments that require the consent of all Lenders. Any such

Participant shall not have any rights hereunder or under the Transaction Documents. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.7 and 6.3 (subject to the requirements and limitations therein and subject to such Participant’s compliance with the requirements of Section 12.6; it being understood that the documentation required under Section 12.6 shall be delivered to the participating Lender) to the same extent as if it were a Lender and acquired its interest by assignment pursuant to Section 12.3(b); provided, that such Participant shall not be entitled to receive any greater payment under Sections 2.7 or 6.3 with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the Participant acquired the applicable participation.
Each Lender (or its Managing Agent on its behalf) that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of its Participants and the principal amounts (and stated interest) of each such Participant’s interest in any Advance Principal Balance, Commitments or other rights or obligations under the Transaction Documents (the “Participant Register”); provided, that no Lender or Managing Agent shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in such Advance Principal Balance, Commitments or other rights or obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such Advance Principal Balance, Commitments or other rights or obligations is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or proposed Section 1.163-5 of such regulations and any applicable amended or successor regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(b)    Assignments by Committed Lenders. Any Committed Lender may assign to one or more Persons (each a “Purchasing Committed Lender”), reasonably acceptable to the Administrative Agent and the related Managing Agent in its sole discretion, any portion of its Commitment pursuant to a supplement hereto, substantially in the form of Annex F with any changes as have been approved by the parties thereto (each, a “Transfer Supplement”), executed by each such Purchasing Committed Lender, such selling Committed Lender, such related Managing Agent and the Administrative Agent and with the consent of the Borrowers; provided, that (1) the consent of the Borrowers shall not be unreasonably withheld or delayed, (2) no such consent shall be required if an Event of Default or Unmatured Event of Default has occurred and is continuing; and (3) no consent of the Borrowers shall be required if the assignment is made by any Committed Lender to the Administrative Agent, to any other Committed Lender, to any Affiliate of the Administrative Agent or any Committed Lender, which Affiliate is a bank or similar financial institution or to any Program Support Provider, which Program Support Provider is a bank or similar financial institution. Any such assignment by a Committed Lender cannot be for an amount less than $10,000,000. Upon (i) the execution of the Transfer Supplement, (ii) delivery of an executed copy thereof to the Borrowers, the Servicer, such related Managing Agent and the Administrative Agent and (iii) payment by the Purchasing Committed Lender to the selling Committed Lender of the agreed purchase price, if any, such selling Committed Lender shall be released from its obligations hereunder to the extent of such assignment and such Purchasing Committed Lender shall for all purposes be a Committed Lender party hereto and shall have all the rights and obligations of a Committed Lender hereunder to the same extent as if it were an original party hereto. The amount of the Commitment of the selling Committed Lender allocable to such Purchasing Committed Lender shall be equal to the amount of the Commitment of the selling Committed Lender transferred regardless of the purchase price, if any, paid therefor. The Transfer Supplement shall be an amendment hereof only to the extent necessary to reflect the addition of such Purchasing Committed Lender as a “Committed Lender” and any resulting adjustment of the selling Committed Lender’s Commitment.
(c)    Assignments to Liquidity Providers and other Program Support Providers. Any Conduit Lender may at any time grant to one or more of its Liquidity Providers or other Program Support Providers, participating interests in its rights to the Advance Principal Balance, and interests in its Advance Principal Balance. In the event of any such grant by such Conduit Lender of a participating interest to a Liquidity Provider or other Program Support Provider, such Conduit Lender shall remain responsible for the performance of its obligations hereunder. The Borrowers agree that each Liquidity Provider and Program Support Provider of any Conduit Lender hereunder shall be entitled to the benefits of Sections 2.5 and 2.7 and Articles VI and VIII.
(d)    Other Assignments by Conduit Lenders. Each party hereto agrees and consents (i) to any Conduit Lender’s assignment, participation, grant of security interests in or other transfers of any portion of, or any of its beneficial interest in, the Advance Principal Balance, and interests in its Advance Principal Balance (or, in each case, any portion thereof), including without limitation to any collateral agent in connection with its commercial paper program and (ii) to the complete assignment by any Conduit Lender of all of its rights and obligations hereunder to any other Person, including any Affiliate of the Administrative Agent, and upon such assignment such Conduit Lender shall be released from all obligations and duties, if any, hereunder; provided, that such Conduit Lender may not, without the prior consent of its Committed Lenders and the Administrative Agent, make any such transfer of its rights hereunder unless the assignee (x) is a commercial paper conduit that (i) is principally engaged in the purchase of assets similar to the assets being purchased hereunder, (ii) has as its Managing Agent the Managing Agent of the assigning Conduit Lender or an Affiliate thereof, (iii) issues commercial paper or other notes with credit ratings substantially comparable to the ratings of the assigning Conduit Lender and (iv) has been consented to by the Borrowers; provided, that (1) the consent of the Borrowers shall not be unreasonably withheld or delayed, (2) no such consent shall be required if an Event of Default has occurred and is continuing and (3) no such consent shall be required if such assignee is another commercial paper conduit administered by the same Program Administrative Agent or an Affiliate thereof, or (y) is a Committed Lender, Liquidity Provider or Program Support Provider for such Conduit Lender. Any assigning Conduit Lender shall deliver to any assignee a Transfer Supplement with any changes as have been approved by the parties thereto, duly executed by such Conduit Lender, assigning any portion of its interest in the Advance Principal Balance, and interests in its Advance Principal Balance, to its assignee. Such Conduit Lender shall promptly (i) notify each of the other parties hereto of such assignment and (ii) take all further action that the assignee reasonably requests in order to evidence the assignee’s right, title and interest in such interest in the Advance Principal Balance, and interests in its Advance Principal Balance, and to enable the assignee to exercise or enforce any rights of such Conduit Lender hereunder. Upon the assignment of any portion of its interest in the Advance Principal Balance, and interests in its Advance Principal Balance, the assignee shall have all of the rights hereunder with respect to such interest (except that the Accrued Interest therefor shall thereafter accrue at the rate, determined with respect to the assigning Conduit Lender unless the Borrowers, the related Managing Agent and the assignee shall have agreed upon a different Accrued Interest).
(e)    Register. The Administrative Agent, acting as non-fiduciary agent for the Borrowers (such agency being solely for Tax purposes) and each Affected Person and its successors and assigns, to the extent such Person has Advances, Advance Principal Balance, or Accrued Interest owing thereto), shall maintain at an office of the Administrative Agent, a copy of each Assumption Agreement and Transfer Supplement delivered to and accepted by it hereunder and a register for the names and addresses of the Lenders, the Commitment of each Lender Group and the aggregate outstanding Advance Principal Balance, and Accrued Interest owing to each Lender or other Affected Person from time to time (and such other Affected Person) (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Servicer, the Lenders, and such other Affected Persons shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers, any Managing Agent and any Lender (and any such other Affected Person) at any reasonable time and from time to time upon reasonable prior notice. Each Lender (and each such other Affected Person) that assigns or transfers all or part of its Advances, and interests in its Advance Principal Balance, shall be required to provide the Administrative Agent with notice of such assignment in order for such assignee’s interests in the Advances to be reflected in the Register. Each assignor may, in connection with any permitted assignment, disclose to the applicable assignee (that shall have agreed to be bound by Section 12.5) any information relating to any Originator, the Servicer, the Borrowers, the Performance Guarantor or the Pool Receivables furnished to such assignor by or on behalf of such Originator, the Servicer, the Borrowers, the Performance Guarantor, any Lender or the Administrative Agent.
(f)    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to mean the successors and assigns of such party; all covenants, promises and agreements by or on behalf of any parties hereto that are contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, except as contemplated in Section 7.1(d), none of the Borrowers, the Servicer or the Performance Guarantor may assign its rights or delegate its obligations hereunder or under any other Transaction Document or any interest herein or under any other Transaction Document, in each case, without the prior written consent of the Administrative Agent and each Managing Agent.
(g)    Enforcement By Agents. Without limiting any other rights that may be available under applicable Law, the rights of the Administrative Agent, each Managing Agent and each Lender may be enforced through it or by its agents.
(h)    Certain Pledges. Without limiting the right of any Lender to sell or grant interests, security interests or participations to any Person as otherwise described in this Section 12.3, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, any portion of its interest in the Advances, and interests in its Advance Principal Balance to secure its obligations as a Lender hereunder, including any pledge or assignment to secure obligations to a Federal Reserve Bank, the United States Treasury, the Federal Deposit Insurance Corporation or a security trustee in connection with the funding by such Lender of Advances without notice to or consent of the Borrowers, the Performance Guarantor or any other Person; provided, that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Lender as a party hereto.
Section 12.4    Costs; Expenses. In addition to the rights of indemnification granted hereunder (including, without limitation, under Section 6.1), the Borrowers agree to pay to the Administrative Agent, the Managing Agents and the Lenders, within ten (10) Business Days of demand (provided, that such demand is accompanied by documentation thereof in reasonable detail), all reasonable costs and expenses in connection with (i) the preparation, execution, delivery and administration of this Agreement (including periodic audits and agreed upon procedures with respect to the Pool Receivables by (or on behalf of) the Administrative Agent), the other Transaction Documents and the other documents and agreements to be delivered hereunder (and all reasonable costs and expenses in connection with any amendment, waiver or modification of any thereof), including Attorney Costs for the Administrative Agent, Managing Agents, the Lenders and their respective Affiliates with respect thereto and with respect to advising the Administrative Agent, the Managing Agents, the Lenders and their respective agents, Affiliates as to their rights and remedies under this Agreement and the other Transaction Documents; and (ii) all reasonable costs and expenses (including Attorney Costs), if any, of the Administrative Agent, the Managing Agents, the Lenders and their respective agents, Affiliates in connection with the enforcement of this Agreement and the other Transaction Documents.
Section 12.5    Confidentiality. Each of the Borrowers, the Servicer and the Performance Guarantor agrees (i) not to post to a website or publish or otherwise distribute to any other Person this Agreement and the other Transaction Documents and (ii) to maintain the confidentiality of the information in this Agreement and the other Transaction Documents relating to upfront fees and pricing in communications with third parties and otherwise; provided, that the Transaction Documents and such information may be disclosed (a) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Administrative Agent and each Managing Agent; (b) as required by the rules of any stock exchange; (c) to legal counsel, accountants and auditors for the Borrowers, the Servicer and the Performance Guarantor if such counsel, accountants and auditors agree to hold it confidential or are otherwise under a professional duty to maintain the confidentiality of such information, (d) as required or requested by U.S. securities Laws, any other Law, subpoena, or other legal process (including, without limitation, the filing of this Agreement with the SEC as an exhibit to any report filed on Form 8-K, 10-K or 10-Q under the Securities Exchange Act of 1934) and (e) if required in connection with any litigation or dispute between the parties hereto. For the avoidance of doubt, Herc Parent may make any public announcement or disclosure which Herc Parent determines (including, but not limited to, through the advice of its counsel, which may include internal counsel) to be necessary or advisable under the rules and regulations of the New York Stock Exchange or the SEC, under applicable law and/or industry regulations, or as may be required by judicial process, without any prior approval of the Administrative Agent, so long as such disclosure does not include information set forth in the Fee Letter.
The Administrative Agent, the Managing Agents and the Lenders agree to maintain the confidentiality of the Transaction Documents (including pricing hereunder and thereunder) and any other non-public information regarding the Performance Guarantor, the Borrowers, the Originators, the Servicer and their Affiliates; provided, that such information may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Borrowers and the Performance Guarantor; (ii) to legal counsel, accountants and auditors of the Managing Agents, the Lenders or the Administrative Agent if such counsel, accountants and auditors agree to hold it confidential or are otherwise under a professional duty to maintain the confidentiality of such information; (iii) to any assignee or participant or potential assignee or participant (if it agrees to abide by the terms of this Section 12.5); (iv) to any regulatory or governmental authorities having jurisdiction, or claiming to have jurisdiction, over the Administrative Agent, any Managing Agent, any Lender or any Participant, (v) as required or requested by Law, court order, subpoena, or other legal process, (vi) as required in connection with any litigation or dispute or in connection with the exercise of any rights or remedies under the Transaction Documents, (vii) to any nationally recognized statistical rating organization as contemplated by Section 17g-5 of the Securities Exchange Act of 1934, (viii) to investors in Commercial Paper Notes as required by regulatory authorities and (ix) to any Liquidity Providers, Program Support Providers or equity investors in any Conduit Lender; provided, further, that the Administrative Agent, the Managing Agents and the Lenders shall, unless prohibited by any Law or court order, (A) notify the Borrower, the Servicer, and the Performance Guarantor of any disclosure pursuant to clause (iv) or (v) of this paragraph as far in advance as is reasonably practicable under such circumstances so that such parties may seek (at their sole cost and expense) an appropriate order or other remedy as they deem appropriate, and (B) disclose only (x) the information that legal counsel for the Administrative Agent, the Managing Agents, or the Lenders, as applicable, advises that such entity is compelled to disclose under such requirement or request and (y) such additional information that is disclosed with the Performance Guarantor’s consent.
Section 12.6    Tax Forms; FATCA.
(a)    Each Lender (and each Affected Person, other than the Lenders, that receives a payment under any Transaction Document) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrowers and to the Administrative Agent, at the time or times reasonably requested by the Borrowers, the Performance Guarantor, the Administrative Agent such properly completed and executed documentation reasonably requested by the Borrowers, Performance Guarantor, or the Administrative Agent as will permit the such payments to be made without withholding or at a reduced rate of withholding In addition, any such Lender and Affected Person, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender or Affected Person is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation (other than such documentation set forth in Section 12.6(b)(i), (b)(ii) and (b)(iv)) shall not be required if in the reasonable judgment of such Lender or Affected Person, such completion, execution or submission would subject such Lender or Affected Person to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or Affected Person.
(b)    Without limiting the generality of the foregoing:
(i)    each Lender (and each Affected Person, other than the Lenders, that receives a payment under any Transaction Document) that is a United States Person shall deliver to the Borrowers and the Administrative Agent executed copies of IRS Form W-9 certifying that such Lender or Affected Person is exempt from United States federal backup withholding tax;
(ii)    each Lender (and each Affected Person, other than the Lenders, that receives a payment under any Transaction Document) that is a Foreign Lender or Foreign Affected Party, as applicable, shall deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be reasonably requested by the Borrowers or the Administrative Agent) on or prior to the date on which such Foreign Lender becomes a Lender with respect to this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), or in the case of a Foreign Affected Party, on or prior to receipt of its first payment under any Transaction Document (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent, but only if such Foreign Affected Party is legally entitled to do so), whichever of the following is applicable:
(A)    in the case of a Foreign Lender (or Foreign Affected Party), claiming eligibility for benefits of an income Tax treaty to which the United States is a party, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable,
(B)    executed copies of IRS Form W-8ECI,
(C)    in the case of a Foreign Lender (or Foreign Affected Party) claiming the benefits of the exemption for portfolio interest under section 881(c) of the Internal Revenue Code, (x) a certificate (a “U.S. Tax Compliance Certificate”) substantially in the form contained in Annex D-1 to the effect that such Foreign Lender (or Foreign Affected Party) is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of either Borrower within the meaning of section 871(h)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Internal Revenue Code, and (y) executed copies of IRS Form W 8BEN or IRS Form W-8BEN-E, as applicable, or
(D)    to the extent a Foreign Lender (or Foreign Affected Party) is not the beneficial owner, executed copies of IRS Form W-8IMY and all required supporting documentation, including, without limitation, IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Annex D-2 or Annex D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender (or Foreign Affected Party) is a partnership and one or more direct or indirect partners of such Foreign Lender (or Foreign Affected Party) are claiming the portfolio interest exemption, such Foreign Lender (or Foreign Affected Party) may provide a U.S. Tax Compliance Certificate substantially in the form of Annex D-4 on behalf of any direct or indirect partner,
(iii)    any Foreign Lender (or Foreign Affected Party that receives a payment under any Transaction Document) shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender with respect to this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), or in the case of a Foreign Affected Party, on or prior to receipt of its first payment under any Transaction Document (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), duly completed executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States federal withholding Tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrowers, the Performance Guarantor or the Administrative Agent to determine the withholding or deduction required to be made; and.
(iv)    if a payment made hereunder to any Lender (or other Affected Person) would be subject to United States federal withholding Tax imposed by FATCA if such Lender (or such other Affected Person) were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender (or such other Affected Person) shall deliver to the Borrowers, the applicable Managing Agent and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrowers, the applicable Managing Agent or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers, the Servicer, the applicable Managing Agent or the Administrative Agent as may be necessary for the Borrowers, the applicable Managing Agent or the Administrative Agent to comply with its obligations under FATCA and to determine that such Lender (or such other Affected Person) has complied with such Lender’s (or such other Affected Person’s) obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the Closing Date.
(c)    Each Lender (and each Affected Person, other than the Lenders, that receives a payment under any Transaction Document) shall promptly notify the Borrowers, the applicable Managing Agent and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
Section 12.7    Tax Treatment. The Borrowers and each Lender agree that each Advance, and the transactions contemplated under this Agreement shall be treated as the issuance of indebtedness for United States federal, state and local income Tax purposes. Each party to this Agreement or any other Transaction Document agrees to not take any Tax position inconsistent with such Tax characterization and shall not report the transactions arising under this Agreement in any manner other than the issuance of debt obligations on all applicable United States federal, state and local Tax returns unless otherwise required by applicable Law.
Section 12.8    GOVERNING LAW AND JURISDICTION.
(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).
(b)    EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
Section 12.9    Execution in Counterparts. This Agreement may be executed in any number of counterparts (including e-mail transmission), each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.
Section 12.10    Survival of Termination; Third Party Beneficiaries. The provisions of Sections 2.7, 6.1, 6.2, 6.3, Articles VIII and XI, Sections 12.4, 12.5, 12.8, 12.11, 12.14, 12.16, 12.17, 12.18, 12.19 and this Section 12.10 shall survive any termination of this Agreement. Each Liquidity Provider and each other Program Support Provider not a direct party to this Agreement are express third party beneficiaries hereof.

Section 12.11    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WITH RESPECT TO CONTRACT CLAIMS. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A JUDGE WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.
Section 12.12    Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by any Lender of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Borrowers, the Servicer and the Administrative Agent.
Section 12.13    Headings. The captions and headings of this Agreement, including any Exhibit, Schedule or Annex hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.
Section 12.14    Special Damages. No claim may be made by any party hereto or its Affiliates against any other party hereto or its respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases, and agrees on behalf of itself and its Affiliates not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
Section 12.15    Patriot Act. Each Lender hereby notifies the Borrowers, each Originator, the Servicer and the Performance Guarantor that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each of the Borrowers, each Originator, the Servicer and the Performance Guarantor, which information includes the name and address of each of the Borrowers, each Originator, the Servicer and the Performance Guarantor and other information that will allow such Lender to identify each of the Borrowers, each Originator, the Servicer and the Performance Guarantor in accordance with the Patriot Act.
Section 12.16    No Proceedings. The Borrowers, the Servicer, the Performance Guarantor, each Managing Agent, the Administrative Agent and each Committed Lender, each hereby agrees that it will not institute against any Conduit Lender, or join any other Person in instituting against any Conduit Lender, any Insolvency Proceeding until one (1) year plus one (1) day following the last day on which all Commercial Paper Notes and other publicly or privately placed indebtedness for borrowed money of such Conduit Lender shall have been indefeasibly paid in full. The foregoing shall not limit any such Person’s right to file any claim in or otherwise take any action with respect to any Insolvency Proceeding that was instituted by any Person other than such parties.

Section 12.17    Limitation of Payments. Notwithstanding any provisions contained in this Agreement to the contrary, each Conduit Lender shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless (i) such Conduit Lender has received funds which may be used to make such payment and which funds are not required to repay its commercial paper notes when due and (ii) after giving effect to such payment, either (x) such Conduit Lender could issue commercial paper notes to refinance all of its outstanding commercial paper notes (assuming such outstanding commercial paper notes matured at such time) in accordance with the program documents governing such Conduit Lender’s securitization program or (y) all of such Conduit Lender’s commercial paper notes are paid in full. Any amount which such Conduit Lender does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or corporate obligation of such Conduit Lender for any such insufficiency unless and until such Conduit Lender satisfies the provisions of clauses (i) and (ii) above.
Section 12.18    Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any other Transaction Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
Section 12.19    Limited Liability. Notwithstanding anything to the contrary contained in this Agreement, the obligations of any Conduit Lender under this Agreement and all other Transaction Documents are solely the corporate obligations of such Conduit Lender and shall be payable solely to the extent of funds received from the Borrowers in accordance herewith or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay matured and maturing Commercial Paper Notes. No recourse under any obligation, covenant or agreement of any Conduit Lender contained in this Agreement shall be had against any Person or entity providing corporate management services to such Conduit Lender (each a “Corporate Services Provider”) (or any Affiliate thereof), or any stockholder, employee, officer, director or incorporator of such Conduit Lender or beneficial owner of any of them, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of such Conduit Lender, and that no personal liability whatsoever shall attach to or be incurred by such Corporate Services Provider (or any Affiliate thereof), or the stockholder, employee, officer, director or incorporator of such Conduit Lender or beneficial owner of any of them, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Conduit Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such Conduit Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of such Corporate Services Provider (or any Affiliate thereof) and every such stockholder, employee, officer, director or incorporator of such Conduit Lender or beneficial owner of any of them is hereby expressly waived as a condition of and consideration for the execution of this Agreement; provided, however, that this Section 12.19 shall not relieve any such stockholder, employee, officer, director or incorporator of such Conduit Lender or beneficial owner of any of them of any liability it might otherwise have for its own intentional misrepresentation or willful misconduct.
Section 12.20    Judgment Currency.
(a)    If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the “Original Currency”) to another currency (the “Other Currency”), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the Spot Rate on the second Business Day preceding that on which judgment is given.
(b)    The obligation of the Borrowers, the Servicer, the Performance Guarantor or any Originator, as the case may be, in respect of any sum due in the Original Currency from it to any Lender, any Managing Agent or the Administrative Agent hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender, Managing Agent or Administrative Agent (as the case may be) of any sum adjudged to be so due in such Other Currency, such Lender, such Managing Agent or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Lender, such Managing Agent or the Administrative Agent (as the case may be) in the Original Currency, the Borrowers, the Servicer or the Performance Guarantor, as the case may be, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, such Managing Agent or the Administrative Agent (as the case may be) against any loss resulting from such purchase or from the inability to effect such purchase, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Lender, any Managing Agent or the Administrative Agent (as the case may be) in the Original Currency, such lender, such Managing Agent or the Administrative Agent (as the case may be) agrees to remit to the Borrowers, the Servicer or the Performance Guarantor, as the case may be, such excess.
(c)    For purposes of this Section 12.20, “Spot Rate” means, as of any date of determination with respect to the conversion of an amount in the Original Currency to an Other Currency, the rate of exchange quoted by the Administrative Agent’s principal office in New York City prior to 4:00 p.m. (New York City time) on such date of determination to prime banks in New York, New York (or the other applicable market), as appropriate, for the spot purchase in the foreign exchange market of such city of such amount of the Original Currency with such Other Currency.
Section 12.21    Benchmark Replacement Setting.
(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement

Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Borrowers without any amendment to this Agreement or any other Transaction Document, or further action or consent of the Borrowers, any Originator, the Performance Guarantor or the Servicer.
(b)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Borrowers, any Originator, the Performance Guarantor or the Servicer.
(c)    Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Borrowers of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent pursuant to this Section 12.21, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from the Borrowers, any Originator, the Performance Guarantor or the Servicer.
(d)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Calculation Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor; and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark

Replacement), then the Administrative Agent may modify the definition of “Interest Calculation Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)    Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for an Advance bearing interest based on the Term SOFR Rate, or the conversion to or continuation of an Advance bearing interest based on the Term SOFR Rate to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for an Advance to be computed by reference to the Base Rate. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
(f)    Disclaimer of Liability. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Rate, the Term SOFR Reference Rate or SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Rate, the Term SOFR Reference Rate, SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Rate, the Term SOFR Reference Rate, SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Rate, the Term SOFR Reference Rate, SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
As used in this Section 12.21:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Calculation Period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Interest Calculation Period” pursuant to clause (d) of this Section 12.21.

“Benchmark” means, initially, the Term SOFR Rate; provided, that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section 12.21.
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first applicable alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1) the sum of: (A) Daily Simple SOFR and (B) the SOFR Adjustment; and
(2) the sum of (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided, that if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents; and provided, further, that any Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to the Term SOFR Rate or the use, administration, adoption or implementation of any Benchmark Replacement in relation thereto, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Calculation Period,” timing and frequency of determining rates and the timing of making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of the Term SOFR Rate or such Benchmark Replacement and to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Term SOFR Rate or the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
“Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent which date shall promptly follow the date of the public statement or publication of information referenced therein;
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, the occurrence of one or more of the following events, with respect to the then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over the Administrative Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 12.21 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 12.21.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate or, if no floor is specified, zero.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written,
HERC RECEIVABLES U.S. LLC, as Borrower
By:
Name:
Title:
HERC RENTALS INC., individually and as initial Servicer
By:
Name:
Title:
HERC RENTALS INC., as Performance Guarantor
By:
Name:
Title:

[Signature Page to Receivables Financing Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Receivables Financing Agreement]

CACIB LENDER GROUP:
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Managing Agent
By:
Name:
Title:
By:
Name:
Title:
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Committed Lender
By:
Name:
Title:
By:
Name:
Title:
Commitment: $180,000,000
Uncommitted Allocation: Unallocated
ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Lender
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Receivables Financing Agreement]

LA FAYETTE ASSET SECURITIZATION LLC,
as Conduit Lender
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Receivables Financing Agreement]

REGIONS LENDER GROUP:
REGIONS BANK, as Managing Agent
By:
Name:
Title:
REGIONS BANK, as Committed Lender
By:
Name:
Title:
Commitment: $110,000,000
Uncommitted Allocation: Unallocated

[Signature Page to Receivables Financing Agreement]

WELLS LENDER GROUP:
WELLS FARGO BANK NATIONAL ASSOCIATION, as
Managing Agent
By:
Name:
Title:
WELLS FARGO BANK NATIONAL ASSOCIATION, as
Committed Lender
By:
Name:
Title:
Commitment: $110,000,000
Uncommitted Allocation: Unallocated
[Signature Page to Receivables Financing Agreement]

EXHIBIT I
DEFINITIONS; CONSTRUCTION
As used in this Agreement (including its Exhibits, Schedules and Annexes), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).
“Account Control Agreement Activation Notice” has the meaning set forth in Section 7.3(b).
“Account Bank” means any of the banks holding one or more Collection Accounts or a Concentration Account.
“Account Control Agreement” means, with respect to a Bank Account, a deposit account control agreement (and, if applicable, with lock-box provisions) or, with respect to a Canadian Account Bank, a Blocked Account Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among a Borrower and/or an Originator, the Servicer, the Administrative Agent and an Account Bank.
“Accrued Interest” means, with respect to any applicable portion of Advance Principal Balance, for any Interest Calculation Period (or portion thereof), the sum of, for each day in such Interest Calculation Period (or portion thereof):
AR x C x 1/Year
where:
AR    =    the Accrued Interest Rate for such portion of Advance Principal Balance for such day,
C    =    the Advance Principal Balance on such day, and
Year    =    if Advance Principal Balance is funded based upon: (i) the Term SOFR Rate or the CP Rate, three hundred and sixty (360) days, and (ii) the Base Rate, three hundred and sixty-five (365) or three hundred and sixty-six (366) days, as applicable;
provided, that no provision of this Agreement shall require the payment or permit the collection of Accrued Interest in excess of the maximum permitted by applicable Law; provided, further, that Accrued Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.
“Accrued Interest Rate” means for any Advance Principal Balance on any day:
(a)    in the case of any portion of Advance Principal Balance funded by Commercial Paper Notes, either (i) the applicable CP Rate, or (ii) the Alternate Rate, as selected by the Managing Agent for the applicable Lender Group, plus the Applicable Margin; and
(b)    in the case of Advance Principal Balance not funded by Commercial Paper Notes (including under a Liquidity Agreement or any other Program Support Agreement), the Alternate Rate plus the Applicable Margin.
Exhibit I-1

“Administrative Agent” has the meaning set forth in the preamble to this Agreement.
“Administrative Agent Fee Letter” means the fee letter agreement, dated as of the date hereof, among the Servicer, the Borrowers and the Administrative Agent, regarding the fees payable to the Administrative Agent for its role as such, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.
“Advance” has the meaning set forth in Section 2.1(a).
“Advance Principal Balance” means, with respect to any Lender, the aggregate amount advanced to the Borrowers in respect of the Pool Receivables by such Lender pursuant to this Agreement reduced from time to time by the amount of funds in respect of Advance Principal Balance distributed to such Lender pursuant to Section 2.4(d) and repaid under Section 2.4(f); provided, that if such Advance Principal Balance shall have been reduced by any distribution, and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Advance Principal Balance shall be increased by the amount of such rescinded or returned distribution as though it had not been made.
“Adverse Claim” means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, other than rights of setoff and offset arrangements; provided, that none of the foregoing shall constitute an “Adverse Claim” to the extent in favor of, or assigned to, (a) the Lenders, the Managing Agents or the Administrative Agent (for the benefit of each Lender Group) or (b) a depositary institution in respect of deposit accounts established with it.
“Affected Person” means the Administrative Agent, the Managing Agents, the Lenders, any Liquidity Provider, any other Program Support Provider, any Program Administrative Agent or any of their respective Affiliates.
“Affiliate” means, as to any Person, any Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person. For purposes of this definition, a Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting shares or membership interests, by contract, or otherwise.
“Affiliated Obligor” shall mean any Obligor that is an Affiliate of another Obligor.
“Aggregate Accrued Interest” at any time, means the sum of the aggregate for each Lender of the accrued and unpaid Accrued Interest with respect to each such Lender’s Advance Principal Balance at such time.
“Aggregate Advance Principal Balance” means at any time the aggregate outstanding Advance Principal Balance of all Lenders at such time.
“Aggregate Commitment” means the aggregate Commitments of all Committed Lenders, as such amount may be reduced pursuant to Section 2.1(c) or increased pursuant to Section 2.1(d). References to the unused portion of the Aggregate Commitment shall mean, at any time, the Aggregate Commitment minus the Aggregate Advance Principal Balance at such time.
“Aggregate Unpaids” means, at any time, an amount equal to the sum of (i) the Aggregate Accrued Interest at such time, (ii) the Aggregate Advance Principal Balance at such time, (iii) all fees
Exhibit I-2

accrued and unpaid hereunder or under the Lender Group Fee Letter or under the Administrative Agent Fee Letter at such time and (iv) all other amounts owed (whether due or accrued) hereunder by the Borrowers, the Servicer or the Performance Guarantor to the Administrative Agent, and/or any Managing Agent and/or any Lender at such time.
“Agreement” has the meaning set forth in the preamble hereto.
“Alternate Rate” means, for any day, an interest rate equal to the Term SOFR Rate determined as of such day plus the SOFR Adjustment; provided, that for any day that is not a Business Day or for which adequate means do not exist for ascertaining the Term SOFR Rate, the most recent Term SOFR Rate determination shall be used; provided, that the “Alternate Rate” for any day on which an Event of Default exists shall be an interest rate equal to the Base Rate in effect on such day plus 2.00% per annum.
“Amendment No. 1 Closing Date” means September 1, 2020.
“Amendment No. 4 Closing Date” means August 31, 2023.
“Amendment No. 5 Closing Date” means August 30, 2024.
“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, and all applicable Laws of the European Union and United Kingdom applicable to the subject Person from time to time concerning or relating to bribery or corruption.
“Anti-Money Laundering Laws” means (i) the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, (ii) the Trading with the Enemy Act, as amended, (iii) any U.S. sanctions administered by OFAC and any other enabling legislation or executive order relating thereto as well as sanctions laws and regulations of the United Nations Security Council, the European Union or any member state thereof and the United Kingdom (collectively, the “Sanctions”), (iv) the Special Economic Measures Act (Canada), the United Nations Act (Canada) and any other applicable enabling legislation, guidelines or orders relating thereto.
“Applicable Margin” shall have the meaning set forth therefor in the Lender Group Fee Letter.
“Assumption Agreement” means an agreement substantially in the form set forth in Annex E to this Agreement.
“Attorney Costs” means all reasonable and documented fees and disbursements of any law firm or other external legal counsel.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bank Account” means each Collection Account and Concentration Account.
Exhibit I-3

“Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time.
“Base Rate” means for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:
(a)    the rate of interest in effect for such day as publicly announced from time to time by the Wall Street Journal as the “U.S. Prime Rate” or, if such rate is no longer published by the Wall Street Journal, the rate of interest in effect for such day as publicly announced from time to time by the applicable Managing Agent as its “prime rate,” which “prime rate” set by such Managing Agent may be based upon various factors, including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate;
(b)    the Federal Funds Rate plus 0.50% per annum; and
(c)    the Term SOFR Rate plus 1.00% per annum.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Beneficiaries” means the Administrative Agent, each Lender and each other Indemnified Party.
“Blocked Account Agreement” means the blocked account agreement dated as of the date hereof among the Canadian Borrower, the Administrative Agent and the applicable Account Bank.
“Boeing” means The Boeing Company and its Affiliated Obligors.
“Boeing Concentration Percentage” means, with respect to all Boeing Receivables, six percent (6.0%); provided, however, that if the aggregate Outstanding Balance of all Boeing Receivables that are Eligible Receivables and that are more than thirty (30) days past due exceeds 15% of the aggregate Outstanding Balance of all Boeing Receivables that are Eligible Receivables, any Lender may, notwithstanding the foregoing, upon prior written notice to the Borrower and the Administrative Agent, reduce the Boeing Concentration Percentage to a percentage no lower than three point thirty three percent (3.33%).
“Boeing Receivable” means any Receivable the Obligor of which is Boeing.
“Borrower” has the meaning set forth in the preamble to this Agreement.
“Borrower Assigned Agreements” has the meaning set forth therefor in Section 5.1.
“Borrower Bank Account Collateral” has the meaning set forth therefor in Section 5.1.
“Borrowing Base” means, at any time and date, an amount equal to (i) the Net Receivables Pool Balance at such time less (ii) the Total Reserves at such time (as determined pursuant to the most
Exhibit I-4

recently delivered Information Package). The Borrowing Base shall be determined from time to time pursuant to Section 2.3 of this Agreement.
“Borrowing Base Deficiency” means, at any time, the extent to which the then Aggregate Advance Principal Balance exceed the Borrowing Base.
“Borrowing Request” has the meaning set forth in Section 2.2(a).
“Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in New York City, New York; provided, that for purposes of any direct or indirect calculation or determination of, or when used in connection with any interest rate settings, fundings, disbursements, settlements, payments, or other dealings with respect to any Accrued Interest that bears interest at a rate based on SOFR, the term “Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“CACIB” has the meaning set forth in the preamble to this Agreement.
“CACIB Lender Group” means the Lender Group of which CACIB is the Managing Agent.
“Canadian Borrower” has the meaning set forth in the Preliminary Statements to this Agreement.
“Canadian Dollars” or “CAD” shall mean the lawful currency of Canada.
“Canadian Foreign Exchange Reserve” means, at any time, 5.00% times the aggregate Outstanding Balance of Eligible Receivables payable in Canadian Dollars.
“Canadian Insolvency Legislation” means legislation in Canada relating to insolvency, reorganization insolvency, arrangement, compromise, re-adjustment of debt, dissolution, liquidation winding-up or similar legislation, including, without limitation, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) and the Winding-Up and Restructuring Act (Canada), as such legislation may be amended or replaced from time to time.
“Canadian Originator” shall mean any Originator that is a party to a Purchase and Contribution Agreement with the Canadian Borrower. It is anticipated that Matthews Equipment Limited will be the only Canadian Originator at the time the Canadian Borrower becomes an additional Borrower hereunder.
“Change in Control” means that (a) Herc ceases to own, directly or indirectly, 100% of the ownership interests of each Borrower, free of all Adverse Claims; (b) Herc ceases to own, directly or indirectly, 100% of the shares or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions of any Originator (if not Herc itself) or of the Performance Guarantor or the Servicer (if not Herc itself), in each case free of all Adverse Claims; or (c) a Change of Control (as defined in the Herc ABL Facility Agreement as in effect on the Closing Date) occurs. Notwithstanding the foregoing, any Person may pledge, grant a security interest in, or create a charge over, the shares or other forms of ownership interest it owns in any Originator, the Servicer, Herc or either Borrower as long as such pledge, security interest or charge does not result in Herc, or the applicable Originator or the Servicer, as the case may be, ceasing to have the
Exhibit I-5

power, directly or indirectly, to direct the management and policies of the entity the ownership interest in which is pledged.
“Closing Date” means September 17, 2018.
“Collateral” has the meaning set forth in Section 5.1.
“Collection Account” means each Collection Account - Class A and each Collection Account Class B, in each case, if any; provided, that, on and after the Amendment No. 4 Closing Date, the Collection Accounts shall not be required to be (i) identified on Schedule II or (ii) subject to an Account Control Agreement or Blocked Account Agreement, as applicable, provided Borrowers use commercially reasonable efforts to direct all Collections to be deposited directly into a Concentration Account.
“Collection Account - Class A” means a deposit account of a Borrower maintained at a bank for the purpose of receiving Collections and identified on Schedule II as a “Collection Account - Class A” (as such schedule may be modified from time to time in connection with the transfer, closing or opening of any Collection Account - Class A in accordance with the terms hereof), if any.
“Collection Account - Class B” means a deposit account of a Borrower or of the applicable Originator (but held by the Originator for the benefit of the applicable Borrower pursuant to arrangements satisfactory to the Administrative Agent) maintained at a bank for the purpose of receiving Collections and identified on Schedule II as a “Collection Account - Class B” (as such schedule may be modified from time to time in connection with the closing or opening of any Collection Account - Class B in accordance with the terms hereof), if any.
“Collections” means, with respect to any Pool Receivable, (a) all funds that are received (whether in the form of cash, wire transfer, check or otherwise) by any Originator, the Borrowers or the Servicer in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest, Taxes, transmission charges (if any) and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), including, without limitation, all cash proceeds of Related Security with respect to such Receivable; and (b) all Deemed Collections.
“Commercial Paper Notes” means short-term or medium-term promissory notes issued or to be issued by any Conduit Lender to fund its investments in accounts receivable or other financial assets.
“Commitment” means, with respect to any Committed Lender, the amount set forth as such Committed Lender’s “Commitment” on its respective signature page to this Agreement or the Assumption Agreement, Transfer Supplement or other agreement pursuant to which such Committed Lender became a party hereto, as such amount may be modified in connection with any subsequent assignment pursuant to Section 12.3(b) or in connection with a change in the Aggregate Commitment pursuant to Section 2.1(c) or Section 2.1(d), not to exceed the Program Limit. On the Amendment No. 5 Closing Date, the aggregate Commitments shall be $400,000,000.
“Commitment Percentage” means, for each Committed Lender in a Lender Group, the Commitment of such Committed Lender divided by the total of all Commitments of all Committed Lenders in such Lender Group.
Exhibit I-6

“Committed Lender” means each Person listed as such (and its respective Commitment) for each Lender Group as set forth on the signature pages of this Agreement or in any Assumption Agreement or Transfer Supplement.
“Company Note” means the note(s) evidencing the Deferred Purchase Price (as such term is defined in the applicable Purchase and Contribution Agreement) owing from a Borrower to an Originator pursuant to such Purchase and Contribution Agreement.
“Concentration Account” means a deposit account of a Borrower maintained at a bank for the purpose of receiving Collections from Obligors and from the Collection Accounts for Pool Receivables owned by such Borrower as identified on Schedule II.
“Concentration Percentage” means (a) for Boeing, the Boeing Concentration Percentage, (b) for Ritchie Brothers, the Ritchie Brothers Concentration Percentage, (c) for Government Receivables, the Government Concentration Percentage and (d) for each other Obligor and its Affiliated Obligors, the applicable percentage determined by reference to the long-term unsecured debt rating of such Obligor set forth in the following table:

Rating of Obligor	Percentage
Short-term rating of A-1 or above by Standard & Poor’s and P-1 or above by Moody’s or, if no short-term rating, a long-term rating of A or above by Standard & Poor’s and A2 or above by Moody’s	8.00%
Short-term rating of A-2 by Standard & Poor’s and P-2 by Moody’s or, if no short-term rating, a long-term rating of BBB+ to A-by Standard & Poor’s and Baal to A3 by Moody’s	5.00%
Short-term rating of A-3 by Standard & Poor’s and P-3 by Moody’s or, if no short-term rating, a long-term rating of BBB-to BBB by Standard & Poor’s and Baa3 to Baa2 by Moody’s	1.67%
Non-investment grade/Unrated	2.00%

provided, that for purposes of this definition (i) the long-term and short-term rating of a parent company shall be imputed to an Obligor and its Affiliated Obligors to the extent any such Obligor or its Affiliated Obligors does not have a long-term and/or short-term rating unless the parent company does not support or guarantee, or the Administrative Agent reasonably believes the parent company does not support or guarantee and has tangible evidence supporting such belief, the obligations of such Obligor and/or its Affiliated Obligors, (ii) if an Obligor has both short-term and long-term ratings, then short-term ratings shall be used in preference to the long-term rating, (iii) subject to the foregoing, if any Obligor has more than one such long-term rating or more than one such short-term rating, the lowest such rating shall apply, (iv) if only one rating is available, such rating will be used to determine the applicable percentage, and (v) subject to the foregoing, if any Obligor and its Affiliated Obligors have different ratings (and fall into different “Percentage” categories in the above table), then the Concentration Percentage for that group of Obligors shall be determined based on the lower of their respective ratings.
Exhibit I-7

“Conduit Lender” means each commercial paper conduit that that becomes a party to this Agreement, as a lender, pursuant to an Assumption Agreement, a Transfer Supplement or otherwise in accordance with the terms hereof.
“Contract” means, with respect to any Pool Receivable, any and all contracts, purchase orders, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Pool Receivable arises or that evidence such Pool Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Pool Receivable.
“Corporate Services Provider” shall have the meaning set forth therefor in Section 12.19.
“CP Disruption Event” means the inability of any Conduit Lender, at any time, whether as a result of a prohibition, a contractual restriction or any other event or circumstance whatsoever, to raise funds through the issuance of its commercial paper notes (whether or not constituting “Commercial Paper” hereunder) in the United States commercial paper market.
“CP Rate” means, for any Conduit Lender, for any period and with respect to any portion of the Advance Principal Balance funded by Commercial Paper Notes, (a) (x) if such Conduit Lender is, in its sole discretion, funding or maintaining such Advance Principal Balance on a pooled basis, the yield or discount accruing on or in respect of the Commercial Paper Notes supporting such Advance Principal Balance based on the weighted average discount or yield rate of the Commercial Paper Notes financing the pool, as determined by the Managing Agent and (y) if such Conduit Lender, in its sole discretion, is funding or maintaining such Advance Principal Balance with Commercial Paper Notes issued in specific matched tranches, the effective discount or yield accrued on such Commercial Paper Notes, as determined by the Administrative Agent; provided, that CP Rate shall include, in each case, (i) any and all accrued commissions in respect of placement agents and dealers of the Commercial Paper Notes, and issuing and paying agent fees incurred, allocated by the Managing Agent in respect of such Commercial Paper Notes, plus (ii) other costs associated with funding small or odd-lot amounts, or broken funding costs associated with prepayment of an investment, as allocated by the Managing Agent in respect of such Commercial Paper Notes, plus (iii) any and all accrued and unpaid yield or discount otherwise allocable to the funding or maintenance of such Advance Principal Balance and (b) any other rate designated as the “CP Rate” for such Conduit Lender in the Lender Group Fee Letter, an Assumption Agreement or Transfer Supplement pursuant to which such Person becomes a party as a Conduit Lender to this Agreement, or any other writing or agreement provided by such Conduit Lender to the Borrowers, the Servicer and the applicable Managing Agent from time to time; and provided, further, that if any component of any such rate is a discount rate, in calculating the “CP Rate”, the related Conduit Lender shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.
“Credit and Collection Guidelines” means, (a) with respect to each Originator, those receivables credit and collection policies and guidelines in effect on the Closing Date and described in Schedule I, and (b) with respect to any other Originator, its receivables credit and collection policies and guidelines on the date it enters into the applicable Purchase and Contribution Agreement, in each case as modified in accordance with this Agreement.
“Days Sales Outstanding” means, at any time, an amount equal to (a) the average of the Outstanding Balance of all Pool Receivables as of the last day of each of the three (3) most recently ended Settlement Periods; divided by (b)(i) the aggregate credit sales made by the Originators during the three most recently ended Settlement Periods; divided by (ii) ninety (90).
Exhibit I-8

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the “SOFR Determination Date”) that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided, that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrowers, effective on the date of any such change.
“Debt” means (a) indebtedness for borrowed money; (b) obligations evidenced by bonds, debentures, notes, mortgages, indentures or other similar instruments; (c) obligations to pay the deferred purchase price of property or services (other than trade accounts payable); (d) all capital lease obligations; and (e) obligations under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d).
“Deemed Collection” has the meaning set forth in Section 2.4(e)(i) and (ii).
“Default Ratio” means, for any Settlement Period, the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of such Settlement Period by dividing (a) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such Settlement Period, by (b) the aggregate billed sales made by the Originators during the sixth (6th) Settlement Period before such current Settlement Period.
“Defaulted Receivable” means a Pool Receivable:
(a)    as to which any payment, or part thereof, remains unpaid for more than one hundred fifty (150) days from the original invoice due date for such payment; or
(b)    without duplication (i) as to which an Insolvency Proceeding shall have occurred with respect to the Obligor thereof, (ii) that has been written off the applicable Originator’s or applicable Borrower’s books as uncollectible or (iii) that, consistent with the Credit and Collection Guidelines, should be written off the applicable Originator’s or the applicable Borrower’s books as uncollectible.
“Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each Settlement Period by dividing (a) the aggregate Outstanding Balance of all Pool Receivables that became Delinquent
Exhibit I-9

Receivables during such Settlement Period, by (b) the aggregate billed sales made by the Originators during the third (3rd) Settlement Period preceding such current Settlement Period.
“Delinquent Receivable” means a Pool Receivable that is not a Defaulted Receivable as to which any payment, or part thereof, remains unpaid for more than sixty (60) days but less than one hundred fifty-one (151) days from the original invoice due date for such payment.
“Dilution” has the meaning set forth in Section 2.4(e)(i).
“Dilution Horizon Ratio” means, at any time, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of the most recently ended Settlement Period by dividing (a) the sum of (i) the aggregate billed sales made by the Originators during the most recently ended Settlement Period, plus (ii) fifty percent (50%) of the aggregate billed sales made by the Originators during the Settlement period immediately preceding the most recently ended Settlement Period, by (b) the aggregate Outstanding Balance of all Pool Receivables as of the last day of such Settlement Period. Within thirty (30) days of the completion and the receipt by the Administrative Agent of the results of any annual audit or field exam of the Receivables and the servicing and origination practices of the Servicer and the Originators, the numerator of the Dilution Horizon Ratio may be adjusted by the Administrative Agent upon not less than five (5) Business Days’ notice to the Borrowers to reflect such number of Fiscal Months as the Administrative Agent reasonably believes best reflects the business practices of the Servicer and the Originators and the actual amount of dilution and Deemed Collections that occur with respect to Pool Receivables based on the weighted average dilution lag calculation completed as part of such audit or field exam.
“Dilution Ratio” means, for any month, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed by dividing (a) the aggregate amount of Dilution during such Settlement Period; by (b) the aggregate billed sales made by the Originators during the immediately preceding Settlement Period.
“Dilution Spike Factor” means, for any Settlement Period, the product of (a) the positive difference, if any, between (i) the highest Dilution Ratio for any Settlement Period during the twelve most recently ended Settlement Periods; minus (ii) the arithmetic average of the Dilution Ratios for such twelve (12) months and (b) (i) the highest Dilution Ratio for any Settlement Period during the twelve most recently ended Settlement Periods; divided by (ii) the arithmetic average of the Dilution Ratios for such twelve (12) months.
“Direct Taxes” means any sales, use, gross receipts, goods and services, excise or personal property Taxes imposed on or with respect of any Pool Receivable.
“Dividing LLC”shall mean a Delaware limited liability company that is effecting a Division pursuant to and in accordance with Section 18-217 of the Delaware Limited Liability Company Act.
“Division” shall mean the division of a Dividing LLC into two (2) or more domestic limited liability companies pursuant to and in accordance with Section 18-217 of the Delaware Limited Liability Company Act.
“Dynamic Dilution Reserve Percentage” means, on any date, the product of (i) the Dilution Horizon Ratio and (ii) the sum of (a) two and one-quarter (2.25) times the average of the Dilution Ratios for the twelve (12) most recently ended Settlement Periods and (b) the Dilution Spike Factor.
Exhibit I-10

“Dynamic Loss Reserve Percentage” means, on any date, the product of (i) two and one-quarter (2.25) and (ii) the highest average of the Default Ratios for any three (3) consecutive Settlement Periods during the twelve most recently ended Settlement Periods and (iii) the Loss Horizon.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Receivable” means, at any time, a Pool Receivable:
(a)    the Obligor of which is (i) a resident of, and has a billing address in, the United States or Canada (including Local Government Obligors and Federal Government Obligors); (ii) not subject to any action of the type described in paragraph (f) of Exhibit V; and (iii) not an Affiliate of the Borrowers, Herc or any Originator;
(b)    that is denominated and payable only in US Dollars or, to the extent any Originator is located in Canada, Canadian Dollars;
(c)    that does not have a stated due date that is more than one-hundred twenty (120) days after the original invoice date of such Receivable;
(d)    that arises under a Contract (i) for the sale and delivery of goods or performance of services in the ordinary course of an Originator’s business, (ii) that is governed by the law of one of the States of the United States or one of the Provinces of Canada; and (iii) that does not require the consent of the Obligor or any other Person for assignment of the Pool Receivable;
(e)    that arises under a Contract that is in full force and effect and that is a legal, valid and binding obligation of an Obligor, enforceable against such Obligor in accordance with its terms, which Contract contains no confidentiality provisions that would be breached if (i) customary information were delivered to a counterparty in connection with an assignment or pledge of such Receivable, or (ii) such Receivable were pledged and assigned to the Administrative Agent pursuant to the Transaction Documents;
(f)    that conforms in all material respects with all applicable Law in effect and with respect to which no part of such Pool Receivable is in violation of any such Law;
(g)    that is not the subject of any bona-fide dispute, set-off, off-set, claim or counterclaim, defense, holdback or other Adverse Claim;
Exhibit I-11

(h)    that satisfies all applicable requirements of the applicable Credit and Collection Guidelines;
(i)    that has not been modified, waived or restructured since its creation, except as permitted pursuant to Section 7.2.
(j)    in which the applicable Borrower owns good and marketable title, free and clear of any Adverse Claims, and that is freely assignable by such Borrower;
(k)    for which the Administrative Agent, for the benefit of each Lender Group, shall have a First Priority Interest to the extent of the Advance Principal Balance in such Receivable, the Related Security and Collections with respect thereto;
(l)    that constitutes (i) in the case of a United States Borrower or Originator, an “account”, “payment intangible” or “general intangible” as defined in the applicable UCC and that is not evidenced by an “instrument” as defined in such UCC, and (ii) in the case of a Canadian Borrower or Originator, an “account” or “intangible” as defined in the applicable UCC (which, for such purpose, shall be the applicable Personal Property Security Act) as defined in such UCC;
(m)    that is not a Defaulted Receivable or a Delinquent Receivable;
(n)    to the extent of, if the related Originator thereof, the applicable Borrower or the Servicer has established any offset arrangement with the Obligor, the portion thereof that is not subject to an offsetting account payable from such Originator, such Borrower or the Servicer, as applicable;
(o)    for which Defaulted Receivables of the Obligor do not exceed 50% of the Outstanding Balance of all such Obligor’s Pool Receivables;
(p)    that represents amounts fully earned and performed by an Originator and payable by the Obligor, is not subject to performance of additional services by the applicable Borrower or Originator and is not subject to any progress payment arrangement;
(q)    that constitutes a legal, valid and binding obligation of the Obligor;
(r)    that is not a note receivable or an amount represented in an Originator’s general ledger balance as sales Taxes unpaid to taxing authorities;
(s)    that, if such Receivable is an Unbilled Receivable, (i) no more than thirty (30) days have elapsed since the date such Receivable was created and (ii) Herc has (x) a long-term local issuer credit rating from Standard & Poor’s and (y) a long-term corporate family rating from Moody’s and such rating is greater than B-by Standard & Poor’s and greater than B3 by Moody’s;
(t)    that is evidenced by a final (and not provisional) invoice with a unique invoice number that does not correspond to any other Receivable and which represents amounts not less than the invoiced balance or, if such Receivable is an Unbilled Receivable, has been individualized in the applicable Originator’s accounting systems such that such Receivable is easily distinguished from all other Receivables;
(u)    the payment of which by the applicable Obligor is not subject to any withholding Tax;
Exhibit I-12

(v)    that is not interest-bearing (except for any late payment charges);
(w)    for which neither the related Originator nor any Affiliate thereof is holding any deposits received by or on behalf of the related Obligor; provided, that only the portion of such Pool Receivable in an amount equal to such deposits shall be ineligible; and
(x)    that is not a Receivable of the type described in Schedule VI.
“Equipment Sale Receivable” means a Pool Receivable arising in connection with a sale of equipment by an Originator.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Person, is treated as a “single employer” under Section 414(b) or (c) of the Internal Revenue Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Internal Revenue Code, is treated as a “single employer” under Section 414 of the Internal Revenue Code.
“ERISA Event” means (a) any “reportable event” (as that term is defined in Section 4043 of ERISA or the regulations issued thereunder (other than an event for which the thirty (30) day notice period is waived)) with respect to a Plan; (b) a withdrawal by any Originator or any of its ERISA Affiliates from a Plan subject to Section 4063 of ERISA during a plan year in which the relevant entity is a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA which could reasonably be expected to give rise to any liability with respect to such withdrawal; (c) a complete or partial withdrawal by such Originator or any of its ERISA Affiliates from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate a Plan in a distress termination under Section 4041(c) of ERISA, the treatment of a Plan or Multiemployer Plan amendment as a termination under Sections 4041(c) or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan or to appoint a trustee to administer any Plan or Multiemployer Plan; (e) a failure to make contributions or payments to any Plan or Multiemployer Plan when due or to comply with the funding rules of section 412 and 430 of the Internal Revenue Code, or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Originator or any of its ERISA Affiliates.
“Erroneous Payment” has the meaning set forth in Section 11.10(a).
“Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 11.10(d).
“Erroneous Payment Return Deficiency” has the meaning set forth in Section 11.10(d).
“Erroneous Payment Subrogation Rights” has the meaning set forth in Section 11.10(f).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Exhibit V.
Exhibit I-13

“Excess Concentration Amount” means the sum, without duplication, of (a) the Excess Obligor Concentration Amount, (b) the Excess Government Concentration Amount, (c) the Unbilled Receivables Excess Amount and (d) the Excess Long Term Receivables Amount.
“Excess Government Concentration Amount” means, at any time, the amount, if any, by which the Outstanding Balance of Eligible Receivables that are Government Receivables exceeds the Government Concentration Percentage of the Outstanding Balance of all Eligible Receivables at such time.
“Excess Long Term Receivables Amount” means, at any time, the amount, if any, by which the Outstanding Balance of Eligible Receivables with a stated maturity that is more than ninety (90) days after the original invoice date of such Receivable exceeds five percent (5%) of the Outstanding Balance of all Eligible Receivables at such time.
“Excess Obligor Concentration Amount” means, at any time, the sum of all amounts determined as follows: for each Obligor, the amount, if any, by which the Outstanding Balance of the Eligible Receivables of such Obligor and its Affiliated Obligors at such time exceeds an amount equal to the product of (a) the Concentration Percentage for such Obligor and its Affiliated Obligors and (b) the Outstanding Balance of all Eligible Receivables at such time.
“Excluded Taxes” means, with respect to an Affected Person, any of the following Taxes imposed on or with respect to such Affected Person or required to be withheld or deducted from a payment to such Affected Person: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed as a result of such Affected Person being organized under the Laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or that are Other Connection Taxes, (b) in the case of a Lender, United States federal or Canadian federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to its portion of the Advance Principal Balance pursuant to a law in effect on the date on which such Lender first funds a portion of the Advance Principal Balance or first becomes obligated to fund a portion of the Advance Principal Balance (other than pursuant to an assignment request by a Borrower under Section 6.3(h)), except to the extent that, pursuant to Section 6.3, amounts with respect to such Taxes were payable to such Lender’s assignor immediately before such Lender became a party hereto, (c) any Tax attributable to and which would not have been imposed but for such Affected Person’s failure to comply with the requirements contained in Section 12.6, (d) any United States federal withholding Taxes imposed under FATCA, and (e) any withholding Tax imposed, charged, levied or payable under Part XIII of the Income Tax Act (Canada) as a result of an Affected Person not dealing at arm’s length, for the purposes of the Income Tax Act (Canada), with the Borrowers, other than where the non-arm’s length relationship arises in connection with or as a result of the Affected Person having become a party to, received or perfected a security interest under or received or enforced any rights under, a Transaction Document.
“FACA” means the Federal Assignment of Claims Act, 41 U.S.C. § 15, as supplemented by the Federal Acquisition Regulations, 48 C.F.R.
“Facility Maturity Date” means the earliest to occur of: (a) August 29, 2025 or if such day is not a Business Day, the immediately succeeding Business Day; (b) any date designated as the Facility Maturity Date by the Administrative Agent upon the occurrence of an Event of Default pursuant to Section 9.1; (c) the date the Aggregate Commitment is reduced to zero pursuant to Section 2.1(c); and (d) the date, if any, specified by the related Managing Agent upon not less than thirty (30) days’ prior written notice,
Exhibit I-14

which may be delivered to the Borrower if a CP Disruption Event shall have occurred with respect to a Conduit Lender and shall have continued for a period of 270 consecutive days, so long as such Managing Agent shall have notified the Borrower of the occurrence of such CP Disruption Event and shall have provided the Borrower confirmation that such CP Disruption Event is continuing promptly following reasonable periodic requests therefor.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered in to pursuant to Section 1471(b)(1) of the Internal Revenue Code, any intergovernmental agreements, treaties or conventions among Governmental Authorities entered into in connection with any of the foregoing, and any legislation, regulations, rules or practices adopted or enacted in respect of any such intergovernmental agreements, treaties or conventions or otherwise in connection with any of the foregoing.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Person acting as Administrative Agent on such day on such transactions as determined by the Administrative Agent.
“Federal Government Obligor” means the United States or Canada, any territory, possession or commonwealth of the United States or Canada, or any agency, department or instrumentality of any of the foregoing.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.
“Fee Letter” means the Lender Group Fee Letter or the Administrative Agent Fee Letter, as applicable.
“Final Termination Date” means the latest of (x) the Facility Maturity Date; (y) the date on which no Advance Principal Balance or Accrued Interest shall be outstanding; and (z) the date on which all other amounts owed by the Borrowers under this Agreement to each Lender, each Managing Agent, the Administrative Agent and any other Indemnified Party or Affected Person (other than contingent indemnification obligations) shall be paid in full.
“First Priority Interest” means a valid and perfected ownership or security interest, free and clear of Adverse Claims.
“Foreign Affected Party” means an Affected Person, other than a Lender, that is not a United States Person.
“Foreign Lender” means a Lender that is not a United States Person.
Exhibit I-15

“GAAP” means generally accepted accounting principles in the United States in effect from time to time.
“Government Concentration Percentage” means, with respect to all Government Receivables, twelve percent (12.0%); provided, however, that any Lender may, upon prior written notice to the Borrower and the Administrative Agent, reduce the Government Concentration Percentage to no lower than ten percent (10%).
“Government Receivable” means any Receivable the Obligor of which is a Federal Government Obligor or a Local Government Obligor.
“Governmental Authority” means any nation or government, any state, province, territory or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
“Group Commitment” means, with respect to any Lender Group, the amount set forth as the related Committed Lender’s “Commitment” in this Agreement or the Assumption Agreement, Transfer Supplement or other agreement pursuant to which the members of such Lender Group became a party hereto, as such amount may be modified in connection with any subsequent assignment pursuant to Section 11.1(c) or in connection with a change in the Aggregate Commitment pursuant to Section 2.1(c).
“Group Commitment Percentage” means with respect to any Lender Group, a fraction (expressed as a percentage) (i) the numerator of which is the Group Commitment of such Lender Group and (ii) the denominator of which is the aggregate Group Commitments of all Lender Groups.
“Herc” has the meaning set forth in the preamble to this Agreement.
“Herc ABL Facility Agreement” means the Credit Agreement, dated as of July 31, 2019, among Herc Holdings Inc., a Delaware corporation, Herc Rentals Inc., a Delaware corporation, Matthews Equipment Limited, a corporation amalgamated under the laws of the Province of Ontario, the other borrowers party thereto, the other guarantors party thereto, the lenders from time to time party thereto, and Bank of America, N.A., as the agent.
“Herc Group” means Herc Parent and its direct or indirect Subsidiaries from time to time.
“Herc Group Material Adverse Effect” means, a material adverse effect on (a) the business, operations, assets, liabilities, properties or financial condition of the Herc Group taken as a whole, (b) with respect to the Performance Guarantor only, the ability of the Performance Guarantor to perform its payment obligations under this Agreement, including the Performance Guaranty, (c) with respect to any Originator, the ability of such Originator to perform its obligations under any Transaction Document to which it is a party, (d) with respect to the Servicer, the ability of the Servicer to perform its obligations under any Transaction Document to which it is a party or (e) with respect to any Originator, the Servicer or the Performance Guarantor, the legality, validity or enforceability of any Transaction Document to which such Person is a party (including, with respect to the Performance Guarantor, the Performance Guaranty).
“Herc Parent” means Herc Holdings Inc., a Delaware corporation and ultimate parent of the Herc Group.
Exhibit I-16

“Indemnified Amounts” has the meaning set forth in Section 6.1.
“Indemnified Party” has the meaning set forth in Section 6.1.
“Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Transaction Party under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Independent Director” has the meaning set forth in paragraph 4(c) of Exhibit IV.
“Independent Manager” has the meaning set forth in paragraph 4(c) of Exhibit IV.
“Information Package” means a report, in substantially the form of Annex A.
“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors; or (b) any general assignment for the benefit of creditors of a Person, or composition, marshaling of assets for creditors of a Person, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of cases (a) and (b) undertaken under any law (foreign or domestic), including the Bankruptcy Code or any Canadian Insolvency Legislation.
“Interest Calculation Period” means (a)(i) initially the period commencing on (and including) the first day of the Interest Calculation Period in effect as of the Amendment No. 1 Closing Date and ending on (and including) the last day of September 2020; and (ii) thereafter, each period beginning on (and including) the first (1st) day of each month and ending on (and including) the last day of such month, and (b) on and after the Facility Maturity Date, such other period (including a period of one (1) day) as shall be selected from time to time by the Administrative Agent.
“Interest Invoice Due Date” means for any Interest Calculation Period, (a) the first (1st) Business Day after the fifteenth (15th) day of the calendar month in which such Interest Calculation Period ended, and (b) on and after the Facility Maturity Date, each other day selected from time to time by the Administrative Agent (it being understood that the Administrative Agent may select such Interest Invoice Due Date to occur as frequently as daily).
“Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code also refer to any successor sections.
“IRS” means the United States Internal Revenue Service.
“Joinder Agreement” means an agreement substantially in the form of Annex H hereto pursuant to which the Canadian Borrower is joined as an additional Borrower under this Agreement.
“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic.
Exhibit I-17

“Lender Group” means each Conduit Lender (if any), together with each Committed Lender and related Managing Agent.
“Lender Group Fee Letter” has the meaning set forth in Section 2.5.
“Lenders” means the Conduit Lenders and the Committed Lenders.
“Liquidity Advance” means a loan, advance, purchase or other similar action made by a Liquidity Provider pursuant to a Liquidity Agreement.
“Liquidity Agreement” means any agreement entered into, directly or indirectly, in connection with or related to, this Agreement pursuant to which a Liquidity Provider agrees to make loans or advances to, or purchase assets from, a Conduit Lender (directly or indirectly) in order to provide liquidity or other enhancement for such Conduit Lender’s Commercial Paper Notes or other senior indebtedness.
“Liquidity Provider” means each bank, other financial institution or other Person that is at any time party to a Liquidity Agreement as a lender (or any participant thereof).
“Local Government Obligor” shall mean any state, provincial or local government, including counties, cities and towns, any political subdivision of any of the foregoing, or any agency, department or instrumentality of any the foregoing.
“Lock-Box” means each lock-box maintained by an Account Bank for the purpose of processing Collections, as listed on Schedule III hereto (as such schedule may be modified from time to time in connection with the closing or opening of any Lock-Box in accordance with the terms hereof).
“Loss and Dilution Reserve” means, at any time, the product of (i) the Loss and Dilution Reserve Percentage at such time and (ii) the Net Receivables Pool Balance at such time.
“Loss and Dilution Reserve Percentage” means, at any time, the greater of (i) the sum of (x) the Dynamic Loss Reserve Percentage as of the most recently ended Settlement Period and (y) the Dynamic Dilution Reserve Percentage as of the most recently ended Settlement Period and (ii) the sum of (x) the Reserve Floor Percentage as of the most recently ended Settlement Period and (y) the product of the Dilution Ratio and the Dilution Horizon Ratio.
“Loss Horizon” means, on any date, (A) the aggregate billed sales made by the Originators during the three (3) most recently ended Settlement Periods plus 9/30 times the billed sales made by the Originators during the fourth (4th) preceding month, divided by (B) the aggregate Outstanding Balance of all Pool Receivables as of the last day of such month.
“Low Ratings Account Bank” has the meaning set forth in Section 7.3(c).
“Majority Managing Agents” means, at any time, the Managing Agents for the Lender Groups with Group Commitments that aggregate more than 50% of the Aggregate Commitment; provided, however, that so long as the Group Commitment of any single Lender Group is greater than fifty percent (50%) of the Aggregate Commitment, then “Majority Managing Agents” shall mean a minimum of two Managing Agents for Lender Groups with Group Commitments that aggregate more than fifty percent (50%) of the Aggregate Commitment.
Exhibit I-18

“Managing Agent” means each Person acting as agent on behalf of a Lender Group and designated as a Managing Agent for such Lender Group on the signature pages to this Agreement or any other Person who becomes a party to this Agreement as a Managing Agent pursuant to an Assumption Agreement or a Transfer Supplement or otherwise in accordance with this Agreement.
“Mandatory Prepayment” shall have the meaning set forth therefor in Section 2.4(f).
“Material Adverse Effect” means a material adverse effect on (a) the business, financial condition, results of operations or properties of either Borrower; (b) the ability of the Borrowers to perform their obligations under any Transaction Document to which it is a party; (c) the legality, validity or enforceability of any Transaction Document; (d) the collectability of a material portion of the Pool Receivables; or (e) the status, perfection, priority or enforceability of the Lenders’ or the applicable Borrower’s interest in the Collateral contemplated hereunder.
“Moody’s” means Moody’s Investors Service, Inc.
“Most Recent Four Quarter Period” means the four fiscal quarter period of Herc ending on the last date of the most recently completed fiscal year or quarter for which financial statements of Herc have been (or have been required to be) delivered under Section 3(f) of Exhibit III.
“Multiemployer Plan” means a multiemployer plan within the meaning of Section 3(37) of ERISA to which any Originator or any of its ERISA Affiliates makes or is obligated to make contributions or with respect to which any Originator or any of its ERISA Affiliates has any obligation or liability.
“Net Receivables Pool Balance” means, at any time, (a) the Outstanding Balance of Eligible Receivables at such time minus (b) the Excess Concentration Amount at such time.
“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable or, to the extent payment was made by use of a credit card, the bank or other financial institution required to make payment to the vendor in respect of transactions pursuant to such Contract.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Original Financial Statements” has the meaning set forth in Section 3(f)(i) of Exhibit III.
“Originator” means each Person from time to time party to a Purchase and Contribution Agreement as an Originator. As of the Amendment No. 4 Closing Date, Herc is the only Originator that is party to a Purchase and Contribution Agreement with the US Borrower. To the extent the Canadian Borrower shall be added as a Borrower hereunder, the term “Originator” will include any Canadian Originator.
“Other Connection Taxes” shall mean with respect to any Affected Person, Taxes imposed as a result of a present or former connection between such Affected Person and the jurisdiction imposing such Tax (other than connections arising from such Affected Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any portion of any Advance Principal Balance or Transaction Document.
Exhibit I-19

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 6.3(h)).
“Outstanding Balance” means, with respect to any Receivable, at any time, (i) for Pool Receivables payable in US Dollars, the outstanding principal balance thereof at such time, and (ii) for Pool Receivables payable in Canadian Dollars, the US Dollar Equivalent of the then outstanding principal balance thereof.
“Participant” has the meaning set forth in Section 12.3(a).
“Participant Register” has the meaning set forth in Section 12.3(a).
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (commonly known as the USA PATRIOT Act).
“Payment Recipient” has the meaning set forth in Section 11.10(a).
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor entity performing similar functions.
“Performance Guarantor” has the meaning set forth in the preamble to this Agreement.
“Performance Guaranty” means the unconditional guaranty set forth in Article VIII by the Performance Guarantor, in favor of the Beneficiaries, of the performance of the Servicer and each Originator under the Transaction Documents.
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.
“Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and in respect of which Herc or any of its ERISA Affiliates contributes or has an obligation to contribute (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to contribute or have an obligation to contribute).
“Pool Receivable” means a Receivable in the Receivables Pool.
“Program Administration Agreement” means that certain administration agreement between any Conduit Lender and Program Administrative Agent governing certain aspects of the administration of such Conduit Lender’s commercial paper facility or any other agreement having similar purposes, as in effect from time to time.
“Program Administrative Agent” means the Administrative Agent designated for Lender under the Program Administration Agreement.
Exhibit I-20

“Program Limit” means $500,000,000.
“Program Support Agreement” means and includes any Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of any Conduit Lender, (b) the issuance of one or more surety bonds for which the such Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by such Conduit Lender to any Program Support Provider of the Advance Principal Balance (or portions thereof) maintained by such Conduit Lender and/or (d) the making of loans and/or other extensions of credit to any Conduit Lender in connection with such Conduit Lender’s securitization program contemplated in this Agreement, together with any letter of credit, surety bond or other instrument issued thereunder.
“Program Support Provider” means and includes with respect to each Conduit Lender any Liquidity Provider and any other Person (other than any customer of such Conduit Lender) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, such Conduit Lender pursuant to any Program Support Agreement.
“Purchase and Contribution Agreement” means each of (i) the Purchase and Contribution Agreement, dated as of the date hereof, between the US Borrower, as “purchaser”, the Originator(s) named therein as “seller(s)”, and the collection agent named therein, and (ii) to the extent the Canadian Borrower is added as an additional Borrower hereunder, the Purchase and Contribution Agreement, dated as of the date such Canadian Borrower becomes an additional Borrower hereunder, between the Canadian Borrower, as “purchaser”, the Originator(s) named therein as “seller(s)”, and the collection agent named therein, in each case as amended, restated, supplemented or otherwise modified from time to time.
“Purchasing Committed Lender” has the meaning set forth in Section 12.3(b) of this Agreement.
“Receivable” means any indebtedness and other obligations of any Obligor arising under a Contract, whether constituting an account, chattel paper, instrument or general intangible, arising from the non-wholesale sale of goods and/or the rendering of services by any Originator to such Obligor, and includes the obligation of the Obligor thereon to pay any finance charges, fees and other charges with respect thereto, including, without limitation, with respect to any Unbilled Receivables, 100% of the amount to be or thereafter invoiced to the Obligor.
“Receivables Pool” means, at any time, all of the then outstanding Receivables purchased by the Borrowers pursuant to the Purchase and Contribution Agreements.
“Regions Lender Group” means the Lender Group of which Regions Bank is the Managing Agent.
“Register” has the meaning set forth in Section 12.3(e).
“Regulatory Change” means any treaty, law, rule, regulation or guideline of any jurisdiction or any directive or request of any Governmental Authority (whether or not having the force of law).
“Related Security” means, with respect to any Pool Receivable, each of the following:
(a)    all instruments and chattel paper that may evidence such Receivable;
Exhibit I-21

(b)    all of the applicable Borrower’s interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable
(c)    all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with any UCC financing statements filed against an Obligor describing any collateral securing such Receivable or similar filings relating thereto;
(d)    all of the applicable Borrower’s rights, interests and claims under the Contract(s) with respect to such Receivable and all guaranties, indemnities, insurance and other agreements (including the related Contract), supporting obligations (as defined in the UCC) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;
(e)    the Contract and all other books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor; and
(f)    all of the applicable Borrower’s right, title and interest in and to each Purchase and Contribution Agreement, including (i) all monies due or to become due thereunder to such Borrower from any Originator and (ii) all rights, remedies, powers, claims and privileges of such Borrower against any Originator thereunder or in connection therewith; and
(g)    all proceeds of the foregoing.
“Reserve Floor Percentage” means, for any date, the sum of (a) ten percent (10%) plus (b) the product of (i) the average of the Dilution Ratios for the twelve (12) most recently ended Settlement Periods, multiplied by (ii) the Dilution Horizon Ratio computed as of the last day of the most recently ended Settlement Period.
“Ritchie Brothers” means RB Global Inc. and its Affiliated Obligors.
“Ritchie Brothers Concentration Percentage” means, with respect to all Ritchie Brothers Receivables, four percent (4.0%); provided, however, that if the aggregate Outstanding Balance of all Ritchie Brothers Receivables that are Eligible Receivables and that are more than thirty (30) days past due exceeds 15% of the aggregate Outstanding Balance of all Ritchie Brothers Receivables that are Eligible Receivables, any Lender may, notwithstanding the foregoing, upon prior written notice to the Borrowers and the Administrative Agent, reduce the Ritchie brothers Concentration Percentage to a percentage no lower than two percent (2.0%).
“Ritchie Brothers Receivable” means any Receivable the Obligor of which is Ritchie Brothers.
“Sanctioned Jurisdiction” means any country or territory that is the subject of a comprehensive embargo under Sanctions (currently, Iran, Cuba, Syria, North Korea and the Crimea region of Ukraine).
“Sanctioned Person” means any Person subject or target of any Sanctions.
“Sanctions” has the meaning set forth in the definition of “Anti-Money Laundering Laws”.
“SEC” means the U.S. Securities and Exchange Commission.
Exhibit I-22

“Secured Obligations” means the Advances and all other payment obligations to the Secured Parties pursuant to this Agreement and the other Transaction Documents.
“Secured Parties” means the Lenders, the Managing Agents and the Administrative Agent.
“Servicer” has the meaning set forth in the preamble to this Agreement.
“Servicing Fee” shall mean the fee referred to in Section 7.6.
“Servicing Fee Rate” shall mean the rate referred to in Section 7.6.
“Settlement Date” means for any Settlement Period, (a) the third (3rd) Business Day after the fifteenth (15th) day of the following calendar month, and (b) on and after the Facility Maturity Date, each other day selected from time to time by the Administrative Agent (it being understood that the Administrative Agent may select such Settlement Date to occur as frequently as daily).
“Settlement Period” means (a)(i) initially the period commencing on and including the Closing Date and ending on (and including) the last day of September 2018; and (ii) thereafter, each period beginning on the first (1st day of each calendar month and ending on (and including) the last day of such calendar month and (b) on and after the Facility Maturity Date, such other period (including a period of one (1) day) as shall be selected from time to time by the Administrative Agent.
“SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Adjustment” means ten basis points (0.10%).
“SOFR Floor” means a rate of interest per annum equal to zero basis points (0.00%).
“SOFR Reserve Percentage” means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding.
“Specified Matter” means this Agreement, any other Transaction Document, the ownership, maintenance or financing of the Advance Principal Balance, any portion of Advance Principal Balance, the Pool Receivables, the payment of any amount due thereunder, or any obligation to advance or otherwise remit funds hereunder or to or for the benefit of a Lender under a Liquidity Agreement or other Program Support Agreement.
“Spot FX Conversion Rate” means, with respect to any day, the end of day spot rate quoted on the second Business Day immediately preceding such day on Bloomberg FX screen page “FIXI” (or such other comparable screen page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rate) for the provision of US Dollars in exchange for Canadian Dollars on such day (or, if applicable, the next succeeding Business Day).
“Standard & Poor’s” means Standard & Poor’s Global Ratings and any successor thereto.
“Sub-Servicer” has the meaning set forth therefor in Section 7.1(d).
Exhibit I-23

“Subsidiary” means, as to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
“Tangible Net Worth” has the meaning specified in the Purchase and Contribution Agreement.
“Taxes” means any all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Rate” means, with respect to any amount for which the Term SOFR Reference Rate applies, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a term of one (1) month on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Calculation Period, as such rate is published by the Term SOFR Administrator, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor.
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Total Reserves” means, at any time, the sum of (i) the Loss and Dilution Reserve, (ii) the Yield and Servicing Fee Reserve and (iii) the Canadian Foreign Exchange Reserve.
“Tranched Advance Lender” has the meaning set forth therefor in Section 2.2(e).
“Transaction Documents” means this Agreement (including the Performance Guaranty contained herein), each Purchase and Contribution Agreement, each Fee Letter, each Account Control Agreement, each lien release agreement, each Beneficial Ownership Certification and all other material certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered from time to time under or in connection with this Agreement, in each case as the
Exhibit I-24

same may be amended, supplemented or otherwise modified from time to time in accordance with their respective terms.
“Transaction Party” means each Borrower, each Originator and the Performance Guarantor.
“Transfer Supplement” has the meaning set forth in Section 12.3(b) of this Agreement.
“UCC” means the Uniform Commercial Code as in effect in the applicable jurisdiction or jurisdictions; provided, that, with respect to the Canadian Borrower or any Canadian Originator, the term shall include the Personal Property Security Act in force in the applicable province (other than the Province of Quebec) or territory of Canada or, for the Province of Quebec, the Civil Code of Quebec in force in such province.
“Unbilled Receivable” means a Pool Receivable which is fully earned (that, as to which all services which are the subject of such Pool Receivable have been rendered in full and/or all goods which are the subject of such Pool Receivable have been delivered to the Obligor) and is accounted for on the Originator’s books and records as unbilled revenue in accordance with its then current financial accounting practices but for which, at the time of determination, an invoice or any other evidence of the obligation of such Obligor thereunder has not been duly submitted to such Obligor for payment of the amount thereof; it being understand that a Pool Receivables ceases being an “Unbilled Receivable” once it is invoiced.
“Unbilled Receivables Excess Amount” means, at any time, the amount by which the Outstanding Balance of Unbilled Receivables that are Eligible Receivables exceeds 27.50% of the aggregate Outstanding Balance of all Eligible Receivables.
“Uncommitted Allocation” means, with respect to any Committed Lender, the amount set forth as such Committed Lender’s “Uncommitted Allocation” on its respective signature page to this Agreement or the Assumption Agreement, Transfer Supplement or other agreement pursuant to which such Committed Lender became a party hereto, which Borrower may request to convert to an increase in a Committed Lender’s Commitment in accordance with Section 2.1(d). Such Uncommitted Allocation shall be reduced on a dollar for dollar basis in connection with any such conversion. On the Amendment No. 5 Closing Date, the aggregate Uncommitted Allocation shall be $100,000,000.
“United States” means the United States of America.
“United States Person” means any Person that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code.
“Unmatured Event of Default” means an event that, with the giving of notice or lapse of time, or both, would constitute an Event of Default.
“Unused Fee” shall have the meaning set forth in the Lender Group Fee Letter.
“Upfront Fee” shall have the meaning set forth in the Administrative Agent Fee Letter.
“US Dollar” means the lawful currency of the United States of America.
“US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount denominated in US Dollars, such amount, and (b) with respect to any amount denominated in Canadian
Exhibit I-25

Dollars, the equivalent amount in US Dollars determined by the Administrative Agent, on the basis of the Spot FX Conversion Rate.
“Voluntary Prepayment” shall have the meaning set forth therefor in Section 2.4(f).
“Wells Lender Group” means the Lender Group of which Wells Fargo Bank National Association is the Managing Agent.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
“Yield and Servicing Fee Reserve” means, at any time, the product of (i) the Yield and Servicing Reserve Percentage as of the most recently ended Settlement Period and (ii) the Net Receivables Pool Balance at such time.
“Yield and Servicing Reserve Percentage” means, at any time:
(2.25 x (BR + SFR) x DSO)/360
where:
BR    =    the Base Rate as of the last day of the most recent Interest Calculation Period,
DSO    =    the Days Sales Outstanding as of the last day of the most recent
Settlement Period and
SFR    =    Servicing Fee Rate.
Other Terms; Construction. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. Unless the context otherwise requires, (i) “or” means “and/or,” the singular of any word includes the plural and vice versa, (ii) the word “including” (and with correlative meaning “include” and “includes”) means including without limitation, (iii) references to any Law refer to that applicable Law as amended from time to time and include any successor Law; (iv) references to any agreement refer to that agreement as from time to time amended, restated, supplemented or modified or as the terms of such agreement are waived in accordance with its terms and (v) references to any Person mean such Person or, if applicable, that Person’s permitted successors and assign. Unless otherwise indicated, all Section, Annex, Exhibit and Schedule references in this Exhibit I are to Sections of and Annexes, Exhibits and Schedules to this Agreement. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and similar are references to this Agreement, taken as a whole; and the words “shall” and “will” have identical meanings.
Material Changes in GAAP. The Performance Guarantor and the Borrowers shall procure that each set of financial statements delivered by it pursuant to Exhibit IV is prepared using GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements (and without giving effect to any “Accounting Change” (as defined below), unless otherwise provided in an amendment entered into as contemplated below). In the event that any
Exhibit I-26

Accounting Change shall occur and such change has a material impact on any of the calculations of financial covenants, standards or terms in this Agreement, then Herc, the Borrowers, the Servicer and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the financial conditions of Herc and the Borrowers shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by Herc, the Borrowers, the Servicer and the Administrative Agent, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.
Exhibit I-27

EXHIBIT II
CONDITIONS PRECEDENT
1.    Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to the Administrative Agent’s having received, on or before the date hereof, each of the following items, each of which must be in form and substance (including the date thereof) reasonably satisfactory to the Administrative Agent:
(a)    Fully-executed copies of this Agreement, the Purchase and Contribution Agreement for the US Borrower, an Account Control Agreement for each Concentration Account and each Collection Account - Class A, the Powers of Attorney required pursuant to Sections 7.4(b) and 10.7, and each Fee Letter, each duly executed and delivered by the parties thereto;
(b)    A certificate of an appropriate officer, director or manager, as applicable, of the US Borrower, each Originator, the Performance Guarantor and the Servicer, dated as of the date hereof, each certifying (i) the resolutions of the Board of Directors or Managers or other appropriate body of the US Borrower, such Originator, the Performance Guarantor or the Servicer, as applicable, authorizing the execution, delivery and performance by it of the Transaction Documents to which it is a party; (ii) the occurrence of any other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Transaction Documents; and (iii) the certificate of incorporation or formation, by-laws, limited liability company agreement or other applicable organizational documents of the US Borrower, such Originator, the Performance Guarantor or the Servicer, as applicable;
(c)    A certificate of an appropriate officer, director or manager, as applicable, of the US Borrower, each Originator, the Performance Guarantor and the Servicer, dated as of the date hereof, certifying (i) the names and true signatures of its officers who are authorized to sign the Transaction Documents, (ii) as to the truth and correctness in all material respects of the representations and warranties made by the US Borrower, such Originator, the Performance Guarantor or the Servicer, as applicable, in the Transaction Documents, and (iii) as to the absence of any Unmatured Events of Default or Events of Default;
(d)    Completed UCC search reports, dated a date prior to, but reasonably near the date hereof, listing all financing statements filed in all jurisdictions referred to in subsection (e) below that name an Originator or the US Borrower as debtor, together with copies of such financing statements showing no Adverse Claims on any Pool Receivables other than the Receivables listed on Schedule VI;
(e)    Acknowledgment copies of proper termination statements (Form UCC-3), any other relevant filings and such other documentation necessary or desirable to evidence the release of all security interests, ownership and other rights of any Person previously granted by any Originator in the Pool Receivables or any Related Security (other than the Receivables listed on Schedule VI);
(f)    Proper financing statements, suitable for filing under the UCC of all jurisdictions necessary in order to perfect the interests of the US Borrower and the Administrative Agent, for the benefit of the Lenders, contemplated by this Agreement and the Purchase and Contribution Agreement executed by the US Borrower;
(g)    Legal opinions of counsel for the Borrowers, the Servicer, each Originator and the Performance Guarantor, each dated as of the date hereof and addressed to the Lenders and the Administrative Agent, from: Jones Walker LLP, counsel to the Borrowers, the Servicer, the Performance
Exhibit II-1

Guarantor and the Originators, as to (i) creation and perfection of security interests, (ii) certain corporate matters (including enforceability, non-contravention of organizational documents, material agreements and laws, and Investment Company Act matters), and (iii) certain true sale and non-consolidation matters;
(h)    The results of an audit or field exam (performed by representatives of the Administrative Agent) of the Servicer’s collection, operating and reporting systems, the Credit and Collection Guidelines, historical receivables data and accounts, including satisfactory results of a review of the Servicer’s operating location(s);
(i)    Evidence of payment by the Borrowers of all accrued and unpaid fees (including those contemplated by each Fee Letter), costs and expenses to the extent due and payable on or prior to the Closing Date;
(j)    Good standing (or comparable) certificates with respect to each of the Borrowers, the Servicer, the Performance Guarantor and the Servicer issued by the Secretary of State (or a comparable official) of the jurisdiction of each such Person’s organization or formation, each dated as of a date prior to, but reasonably near the date hereof;
(k)    With respect to any of the US Borrower, the Servicer, the Performance Guarantor or any Originator that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Person delivered at least five (5) days prior to the date hereof;
(l)    Documentation and other information reasonably requested by any Lender in connection with applicable “know your customer” and anti-money laundering rules and regulations, delivered at least five (5) days prior to the date hereof;
(m)    Any necessary third party (including any Governmental Authority) consents to the closing of the transactions contemplated by this Agreement and the other Transaction Documents on behalf of the US Borrower, the Servicer, the Performance Guarantor and the Originators;
(n)    Audited consolidated statements of operations and cash flows and consolidated balance sheet of Herc Parent and its Subsidiaries for the fiscal year ended on December 31, 2017, audited by a nationally recognized accounting firm, setting forth in each case figures for the corresponding period in the preceding fiscal year (if any), and all annual, quarterly and periodic reports filed by Herc Parent with the SEC since such date (it being understood that such SEC reports shall be deemed delivered on the date of posting of such reports on Herc Parent’s investor relations website or by Herc Parent providing a link to such reports on its investor relations website);
(o)    Evidence, satisfactory to the Administrative Agent, that (i) each Concentration Account and each Collection Account - Class A has been established in the name of the US Borrower or has been duly assigned to the US Borrower, and is subject to an Account Control Agreement, (ii) each Collection Account - Class B has been established in the name of one of the Originators or the US Borrower or has been duly assigned to one of the Originators or to the US Borrower and, if such Collection Account - Class B is in the name of an Originator, that such Collection Account - Class B is being held by such Originator for the benefit of the US Borrower pursuant to arrangements satisfactory to the Administrative Agent, and (iii) each Collection Account is subject to an automatic sweep as required pursuant to Section 7.3(a);
Exhibit II-2

(p)    A pro forma settlement statement prepared with respect to the initial Advance;
(q)    A certified copy (in form and substance reasonably acceptable to the Administrative Agent) of a policy of insurance covering crime, fraud, dishonesty, fidelity and forgery by employees of Herc and its Subsidiaries, in an amount at least equal to $1 million and in any event customary for companies in the same industry and business as Herc and its Subsidiaries; and
(r)    Such other information with respect to the Pool Receivables and such other approvals or documents, in each case, as the Administrative Agent or any Lender may reasonably request.
2.    Conditions Precedent to All Advances and Releases of Funds. Each Advance and each release of funds to the Borrowers pursuant to Section 2.4(b) shall be subject to satisfaction of the further conditions precedent that:
(a)    In the case of each Advance (i) the Servicer shall have delivered to the Administrative Agent and each Managing Agent on or before the date of such Advance, in form and substance reasonably satisfactory to the Administrative Agent, the most recently completed Information Package, as applicable, supplemented to reflect the level of Aggregate Advance Principal Balance and related reserves and the calculation of the Aggregate Advance Principal Balance and the Advance Principal Balance of each Lender after giving effect to such Advance and (ii) the Borrowers shall have delivered to the Administrative Agent a completed Borrowing Request in accordance with Section 2.2;
(b)    In the case of each Advance or release of funds from a Concentration Account pursuant to Section 2.4(b), on the date of such Advance or release of funds, the following statements shall be true and correct (and both delivery of the Borrowing Request and acceptance of the proceeds of such Advance or the direction to release funds from the Concentration Account pursuant to Section 2.4(b) shall be deemed to be a representation and warranty by the Borrowers and the Servicer that such statements are then true and correct):
(i)    the representations and warranties contained in Exhibit III to this Agreement are true and correct in all material respects on and as of the date of such Advance as though made on and as of such date (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that the materiality threshold in the preceding clause shall not be applicable with respect to any representation or warranty that itself contains a materiality threshold;
(ii)    no Event of Default or Unmatured Event of Default exists or would result from such Advance or release of funds, as applicable;
(iii)    no Borrowing Base Deficiency currently exists or would result from such Advance or release of funds pursuant to Section 2.4(b); and
(iv)    each Borrower, each Originator, the Performance Guarantor and the Servicer are each in compliance with its covenants set forth herein and in each of the other Transaction Documents to which it is a party;
(c)    In the case of each Advance, on the date of such Advance, the following statements shall be true and correct (and both delivery of the Borrowing Request and acceptance of the proceeds of such
Exhibit II-3

Advance shall be deemed to be a representation and warranty by the Borrowers that such statements are then true and correct):
(i)    before and after giving effect to such Advance, (1) the Aggregate Advance Principal Balance does not exceed the Aggregate Commitment and (2) there is no Borrowing Base Deficiency;
(ii)    before and after giving effect to such Advance, the outstanding aggregate Advance Principal Balance of each Lender Group will not exceed such Lender Group’s Group Commitment; and
(iii)    the Facility Maturity Date has not occurred;
No claim has been asserted or proceeding commenced challenging any of the Transaction Documents;
(d)    There shall have been no Material Adverse Effect since the preceding Advance (or, in the case of the first Advance, since the Closing Date);
(e)    Prior to making such Advance, the Borrowers shall have satisfied all of the conditions therefor set forth in Section 3.1 of the Agreement and Part 1 of this Exhibit II and
(f)    All terms and conditions of the Purchase and Contribution Agreements required to be satisfied in connection with such sale, if any, of each Pool Receivable being pledged hereunder on the date of such Advance, including, without limitation, the perfection of the applicable Borrower’s interests therein, shall have been satisfied and all filings (including, without limitation, real property and UCC filings, if any) required to be made by any Person and all actions required to be taken or performed pursuant to the terms of the Purchase and Contribution Agreements in any jurisdiction to give the applicable Borrower a first priority perfected security interest in such Pool Receivable (subject to the security interests on Schedule VI) and the proceeds thereof shall have been made, taken or performed.
3.    Conditions Precedent to Addition of Canadian Borrower. The addition of the Canadian Borrower as an additional Borrower under this Agreement is subject to the Administrative Agent’s having received, on or before the date of such addition, each of the following items, each of which must be in form and substance (including the date thereof) reasonably satisfactory to the Administrative Agent:
(a)    Fully-executed copies of a Joinder Agreement in the form of Annex H hereto, a Purchase and Contribution Agreement between the Canadian Borrower and the Originator with respect thereto, an Account Control Agreement (which, for each Canadian bank Account, shall be a Blocked Account Agreement) for any new Concentration Account and any new Collection Account - Class A, Powers of Attorney for the Canadian Borrower required pursuant to Sections 7.4(b) and 10.7, and any amendment to the Fee Letter as may be required by the Administrative Agent and the Lenders, each duly executed and delivered by the parties thereto;
(b)    A certificate of an appropriate officer, director or manager, as applicable, of the Canadian Borrower and each Canadian Originator, dated as of the date of the addition of the Canadian Borrower hereto, each certifying (i) the resolutions of the Board of Directors or Managers or other appropriate body of the Canadian Borrower or such Originator, as applicable, authorizing the execution, delivery and performance by it of the Transaction Documents to which it is a party; (ii) the occurrence of any other necessary corporate action and governmental approvals, if any, with respect to this
Exhibit II-4

Agreement, such Joinder Agreement and the other Transaction Documents; and (iii) the certificate of incorporation or formation, by-laws, limited liability company agreement or other applicable organizational documents of the Canadian Borrower or such Canadian Originator, as applicable;
(c)    A certificate of an appropriate officer, director or manager, as applicable, of the Canadian Borrower and each Canadian Originator, dated as of the date of the addition of the Canadian Borrower hereto, certifying (i) the names and true signatures of its officers who are authorized to sign the Transaction Documents, (ii) as to the truth and correctness in all material respects of the representations and warranties made by the Canadian Borrower or such Originator, as applicable, in the Transaction Documents, and (iii) as to the absence of any Unmatured Events of Default or Events of Default;
(d)    Completed UCC search reports, dated a date prior to, but reasonably near the date hereof, listing all financing statements filed in all jurisdictions referred to in subsection (e) below that name the Canadian Borrower or each Canadian Originator as debtor, together with copies of such financing statements showing no Adverse Claims on any Pool Receivables other than, if applicable, the Receivables listed on Schedule VI;
(e)    Acknowledgment copies of proper termination statements (Form UCC-3), any other relevant filings and such other documentation necessary or desirable to evidence the release of all security interests, ownership and other rights of any Person previously granted by such Originator in the Pool Receivables or any Related Security (other than the Receivables listed on Schedule VI);
(f)    Proper financing statements, suitable for filing under the UCC of all jurisdictions necessary in order to perfect the interests of the Canadian Borrower and the Administrative Agent, for the benefit of the Lenders, contemplated by this Agreement and the Purchase and Contribution Agreement entered into by the Canadian Borrower;
(g)    Legal opinions of counsel for the Canadian Borrower and each Canadian Originator, each dated as of the date of the addition of the Canadian Borrower hereto and addressed to the Lenders and the Administrative Agent, from: (i) McMillian LLP, special Canadian counsel to the Canadian Borrower and each Canadian Originator to (A) creation and perfection of security interests and (B) certain corporate matters, and (ii) Jones Walker LLP, counsel to Herc, as to certain corporate matters;
(h)    Evidence of payment by the Borrowers of all accrued and unpaid fees (including those contemplated by the Fee Letter), costs and expenses to the extent due and payable on or prior to the date of the addition of the Canadian Borrower hereto;
(i)    Good standing (or comparable) certificates with respect to each of the Canadian Borrower and each Canadian Originator issued by the Secretary of State (or a comparable official) of the jurisdiction of each such Person’s organization or formation, each dated as of a date prior to, but reasonably near the date of the addition of the Canadian Borrower hereto;
(j)    To the extent the Canadian Borrower or any Canadian Originator qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Person delivered at least five (5) days prior to the date of the addition of the Canadian Borrower hereto;
(k)    Documentation and other information reasonably requested by any Lender in connection with applicable “know your customer” and anti-money laundering rules and regulations
Exhibit II-5

insofar as they relate to the Canadian Borrower, any Canadian Originator or the business of the Servicer in Canada, delivered at least five (5) days prior to the date of the addition of the Canadian Borrower hereto;
(l)    Any necessary third party (including any Governmental Authority) consents to the addition of the Canadian Borrower hereto or the transactions contemplated by this Agreement and the other Transaction Documents on behalf of the Canadian Borrower and the Canadian Originators;
(m)    Evidence, satisfactory to the Administrative Agent, that (i) each new Concentration Account and each new Collection Account - Class A has been established in the name of the Canadian Borrower or has been duly assigned to the Canadian Borrower, and is subject to an Account Control Agreement (which, for each Canadian Bank Account, shall be a Blocked Account Agreement), (ii) each new Collection Account - Class B has been established in the name of a Canadian Originator or the Canadian Borrower or has been duly assigned to one of the Canadian Originators or the Canadian Borrower and, if such Collection Account - Class B is in the name of such Originator, that such Collection Account - Class B is being held by such Originator for the benefit of the Canadian Borrower pursuant to arrangements satisfactory to the Administrative Agent, and (iii) each new Collection Account is subject to an automatic sweep as required pursuant to Section 7.3(a);
(n)    A pro forma settlement statement prepared with respect to the initial Advance following the addition of the Canadian Borrower hereto; and
(o)    Such other information with respect to Canadian Borrower, any Canadian Originator or the related Pool Receivables and such other approvals or documents, in each case, as the Administrative Agent or any Lender may reasonably request.
Exhibit II-6

EXHIBIT III
REPRESENTATIONS AND WARRANTIES
1.    Representations and Warranties of the Borrowers. Each of the Borrowers represents and warrants to each Lender, each Managing Agent and the Administrative Agent, on and as of the Closing Date and the date of each subsequent Advance, as follows:
(a)    Each Borrower is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization, and it is duly qualified to do business in each jurisdiction where the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.
(b)    The execution, delivery and performance by each Borrower of this Agreement and the other Transaction Documents to which it is a party, including its use of the proceeds of Advances, (i) are within its powers; (ii) have been duly authorized by all necessary organizational action; (iii) do not contravene or result in a default under or conflict with (A) its constitutional documents; (B) any law, rule or regulation applicable to it except where such contravention, default or conflict would not have a Material Adverse Effect; (C) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it is bound; or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its property; and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties except under the Transaction Documents. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by it.
(c)    Except as permitted by this Agreement, the Borrowers have not engaged, and do not presently engage, in any activity other than the activities undertaken pursuant to or as contemplated by the Transaction Documents, nor has either Borrower entered into any agreement other than the Transaction Documents and any agreement necessary to undertake any activity pursuant to the Transaction Documents.
(d)    No authorization, approval, consent, order or other action by, and no notice to or filing with, any Governmental Authority or other Person that has not been made or obtained is required for the due execution, delivery and performance by the Borrowers of this Agreement or any other Transaction Document to which it is a party, other than the filing of the UCC financing statements and continuation statements.
(e)    Each of this Agreement and the other Transaction Documents to which either Borrower is a party constitutes its legal, valid and binding obligation enforceable against such Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(f)    There is no pending or, to the Borrowers’ knowledge, threatened action or proceeding affecting either Borrower or any of its properties before any Governmental Authority or arbitrator.
(g)    The applicable Borrower owns all right, title and interest in, to and under the Pool Receivables, Related Security and Collections, free and clear of any Adverse Claim (other than any Adverse Claim arising solely as a result of any action taken by any Lender, any Managing Agent or the
Exhibit III-1

Administrative Agent and other than with respect to the Receivables set forth on Schedule VI). This Agreement creates a security interest in favor of the Administrative Agent, for the benefit of each Lender Group, in the Pool Receivables, Related Security, Collections and other Collateral and the Administrative Agent, for the benefit of each Lender Group, has a First Priority Interest in the Pool Receivables, Related Security, Collections and other Collateral (other than the Receivables set forth on Schedule VI). No effective financing statement covering any Pool Receivable is on file in any recording office, except those (i) filed in favor of a Borrower pursuant to a Purchase and Contribution Agreement and the Administrative Agent pursuant to this Agreement or (ii) listed on Schedule VI.
(h)    No Information Package (if prepared by the Borrowers or one of its Affiliates acting as Servicer) or other written information, exhibit, financial statement, document, book, record or report furnished by or on behalf of the Borrowers to the Administrative Agent, any Managing Agent or any Lender in connection with this Agreement or any other Transaction Document to which it is a party and in each case as modified or supplemented by other information so furnished when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation (it being understood that such projections may vary from the actual results and that such variances may be material); provided, further, that, with respect to pro forma financial information, the Borrowers represent only that such information was prepared in good faith in accordance with assumptions and requirements of GAAP for pro forma presentation and based upon such other assumptions that are believed to be reasonable at the time of preparation and, to the extent material, are disclosed as part of such pro forma financial information. lt is understood that (i) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based or concerning any information of a general economic nature or general information about the Borrowers and their Subsidiaries’ industry, contained in any such information, reports, financial statements, exhibits or schedules, except that, in the case of such forecasts, estimates, pro forma information, projections and statements, as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (1) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Borrowers and (2) such assumptions were believed by such management to be reasonable and (ii) such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.
(i)    The “location” (as defined in the UCC) of the US Borrower is Delaware or such other jurisdiction as notified to the Administrative Agent in accordance with this Agreement.The principal place of business, chief executive office and registered office of each Borrower is at the address(es) referred to in Section 1(b) of Exhibit IV or such other location as such Borrower or the Servicer may notify the Administrative Agent. The office where each Borrower keeps its records concerning the Pool Receivables is at the address(es) referred to in Section 1(b) of Exhibit IV or such other location as such Borrower or the Servicer may notify the Administrative Agent.
(j)    None of the Originators or the Borrowers have granted to any Person, other than the Administrative Agent, for the benefit of each Lender Group, as contemplated by this Agreement, dominion and control of any Concentration Account or any Collection Account, or, in each case, the right to take control of any such account at a future time or upon the occurrence of a future event.
Exhibit III-2

(k)    Neither Borrower is in violation of any order of any court, arbitrator or Governmental Authority binding on such Borrower.
(l)    No proceeds of any Advance will be used for any purpose that violates Regulations T, U or X of the Federal Reserve Board.
(m)    Each Pool Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance is an Eligible Receivable.
(n)    No event has occurred and is continuing that constitutes Event of Default or an Unmatured Event of Default, and no event would result from an Advance in respect of the Pool Receivables or from the application of the proceeds therefrom that constitutes Event of Default or an Unmatured Event of Default.
(o)    Each Borrower will account for each Advance secured by the Pool Receivables hereunder in its books and financial statements a debt of the Borrowers, allocated between the Borrowers as the Borrowers shall determine.
(p)    Each Borrower has complied in all material respects with the applicable Credit and Collection Guidelines with regard to each Pool Receivable.
(q)    Each Borrower’s complete limited liability company, or unlimited liability company, as applicable, name is set forth in the preamble to this Agreement, and it does not use and has not during the last year used any other company name, trade name, doing-business name or fictitious name, except as set forth on Schedule IV and except for names first used after the date of this Agreement and set forth in a notice delivered to the Administrative Agent pursuant to Section 1(i)(v) of Exhibit IV.
(r)    Neither Borrower (i) is, or is controlled by, a company required to be registered as an “investment company” under the Investment Company Act of 1940, as amended, or (ii) is a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder (the “Volcker Rule”). In determining that neither Borrower is a “covered fund” under the Volcker Rule, each Borrower is entitled to rely on the exemption from the definition of “investment company” as set forth in Section 3(c)(5)(A) or (B) of the Investment Company Act of 1940, as amended (although other exceptions and exclusions may apply).
(s)    No grant of a security interest hereunder constitutes a fraudulent transfer or conveyance under any United States or Canadian federal or applicable state or provincial bankruptcy of insolvency Laws or is otherwise void or voidable under such or similar Laws or principles or for any other reason.
(t)    Each remittance of Collections by or on behalf of the Borrowers pursuant to the Transaction Documents and any related accounts or amounts owing hereunder in respect of the Advances will have been (i) in payment of a debt incurred by the Borrowers in the ordinary course of business or financial affairs of the Borrowers and (ii) made in the ordinary course of business or financial affairs of the Borrowers.
(u)    Since its most recent fiscal year end, there has been no change in the business, operations, financial condition, properties or assets of either Borrower that would have a Material Adverse Effect.
Exhibit III-3

(v)    The Borrowers have no Debt (whether matured or unmatured) outstanding other than pursuant to the Transaction Documents (including the Company Notes).
(w)    The US Borrower is treated as an entity that is disregarded as separate from its owner (as defined in Treasury Regulation Section 301.7701-2(a)) for United States federal income tax purposes. The entity from which the US Borrower is disregarded as a separate entity is a United States Person.
(x)    Each Borrower has filed all material Tax returns and reports required by Law to be filed by it and has timely paid all Taxes, governmental charges and energy surcharges at any time owing, except for Taxes, charges or surcharges that are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with relevant GAAP shall have been set aside on its books.
(y)    (i)    Each Borrower is in compliance with all Laws applicable to it except where such non-compliance could not reasonably be expected to have a Material Adverse Effect;
(ii)    To the extent applicable, except as would not reasonably be expected to have a Material Adverse Effect, each of the Borrowers is, and to the knowledge of the Borrowers, their directors and managers, as applicable, are, in compliance with Anti-Corruption Law and Anti-Money Laundering Law; and
(iii)    None of either Borrower or any of their respective Subsidiaries or, to the knowledge of the Borrowers, any Originator or any of its respective Subsidiaries or the respective directors or officers of either Borrower, any Originator or their respective Subsidiaries is (1) a Sanctioned Person, or (2) except as would not reasonably be expected to have a Material Adverse Effect, is organized or resident in a Sanctioned Jurisdiction, in each case in violation of applicable Sanctions.
(z)    As of the Closing Date, the information included in the Beneficial Ownership Certification for each of the Borrowers, the Servicer, the Performance Guarantor and each Originator is true and correct in all respects.
(aa)    The Borrowers have given fair consideration and reasonably equivalent value in exchange for the sale of the Pool Receivables under the Purchase and Contribution Agreements.
(bb)    The Borrowers have not delivered, in writing or orally, to any nationally recognized statistical rating organization providing or proposing to provide a rating to, or monitoring the rating of, any Conduit Lender’s commercial paper, any transaction information without providing such transaction information to the Administrative Agent prior to delivery to such nationally recognized statistical rating organization and have not participated in any oral communications with respect to transaction information with such nationally recognized statistical rating organizations without the participation of a Rule 17g-5 representative of the Administrative Agent.
(cc)    The Borrowers shall not amend any Borrower Assigned Agreement without the consent of the Administrative Agent.
(dd)    (i) None of the Borrowers or any of their ERISA Affiliates sponsors, maintains, contributes to, or has within the immediately preceding two (2) calendar years sponsored, maintained or contributed to, any Plans or Multiemployer Plans, (ii) no ERISA Events have occurred within the immediately preceding two (2) calendar years, and (iii) no lien has been imposed, or is reasonably expected to be imposed on any Borrower or any of their ERISA Affiliates under ERISA or section 430 of
Exhibit III-4

the Internal Revenue Code that, in the case of (i), (ii) or (iii) either individually or in the aggregate, has resulted or is reasonably expected to result in a Herc Group Material Adverse Effect. As of the Closing Date, neither any Borrower nor any of their ERISA Affiliates has or reasonably expects to have any obligation or liability with respect to Title IV of ERISA which has resulted in or is reasonably expected to result in a Herc Group Material Adverse Effect.
(ee)    Borrowers shall use commercially reasonable efforts to direct all Collections to be deposited directly into a Concentration Account.
2.    Representations and Warranties of the Servicer. The Servicer represents and warrants to each Lender, each Managing Agent and the Administrative Agent, on and as of the Closing Date, the date of each subsequent Advance, as follows:
(a)    The Servicer is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of organization, and it is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Herc Group Material Adverse Effect.
(b)    The execution, delivery and performance by the Servicer of this Agreement and the other Transaction Documents to which it is a party, including any use of the proceeds by it, (i) are within its powers; (ii) have been duly authorized by all necessary organizational action except where failure to obtain any such authorization would not result in a Herc Group Material Adverse Effect; (iii) do not contravene or result in a default under or conflict with (A) its constitutional documents; (B) any law, rule or regulation applicable to it except where such contravention, default or conflict would not have a Herc Group Material Adverse Effect; (C) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it is bound except where such contravention, default or conflict would not have a Herc Group Material Adverse Effect; or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its property except where such contravention, default or conflict would not have a Herc Group Material Adverse Effect; and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties except under the Transaction Documents. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by it.
(c)    No authorization, approval, consent, order or other action by, and no notice to or filing with any Governmental Authority or other Person that has not been made or obtained is required for the due execution, delivery and performance by the Servicer of this Agreement or any other Transaction Document to which it is a party other than the filing of the UCC financing statements and continuation statements.
(d)    Each of this Agreement and the other Transaction Documents to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    Other than as disclosed in the Herc Parent’s annual, quarterly and periodic filings with the SEC filed on or prior to the Closing Date as referenced in Section 1(n) of Exhibit II, there is no pending
Exhibit III-5

or, to its knowledge, threatened action or proceeding affecting it or any of its Subsidiaries before any Governmental Authority or arbitrator that would reasonably be expected to have a Herc Group Material Adverse Effect.
(f)    No Information Package (if prepared by the Servicer) or other written information, exhibit, financial statement, document, book, record or report furnished by or on behalf of the Servicer to the Administrative Agent, any Managing Agent or any Lender in connection with this Agreement, in each case as modified or supplemented by other information so furnished, when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, with respect to projected financial information, the Servicer represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation (it being understood that such projections may vary from the actual results and that such variances may be material); provided, further, that, with respect to pro forma financial information, the Servicer represents only that such information was prepared in good faith in accordance with assumptions and requirements of GAAP for pro forma presentation and based upon such other assumptions that are believed to be reasonable at the time of preparation and, to the extent material, are disclosed as part of such pro forma financial information. It is understood that (i) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based or concerning any information of a general economic nature or general information about Servicer and its Subsidiaries’ industry, contained in any such information, reports, financial statements, exhibits or schedules, except that, in the case of such forecasts, estimates, pro forma information, projections and statements, as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (1) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Servicer and (2) such assumptions were believed by such management to be reasonable and (ii) such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.
(g)    The office(s) where the Servicer keeps its records concerning the Pool Receivables is at the address(es) referred to in Section 2(b) of Exhibit IV or such other location as the Servicer may notify the Administrative Agent.
(h)    The names and addresses of all the Account Banks, together with the account numbers of each Collection Account and each Concentration Account at such Account Banks (and the addresses of any related post office boxes), are specified in Schedule II, and all Lock-Boxes are specified in Schedule III; each Collection Account - Class A provides for an automatic daily sweep, and each Collection Account Class B provides for an automatic monthly sweep, of funds in such Collection Account into the related Concentration Account as required pursuant to Section 7.3(a), and the Account Control Agreement for the Concentration Account prohibits release of funds from the Concentration Account without the consent of the Administrative Agent following delivery of an Account Control Agreement Activation Notice.
(i)    The Servicer is not in violation of any order of any court, arbitrator or Governmental Authority binding on the Servicer if such violation would have a Herc Group Material Adverse Effect.
(j)    The Servicer has complied in all material respects with the applicable Credit and Collection Guidelines with regard to each Pool Receivable and Contract.
Exhibit III-6

(k)    The Servicer’s complete corporate name is set forth in the preamble to this Agreement, and it does not use and has not during the last five (5) years used any other corporate name, trade name, doing-business name or fictitious name, except as set forth on Schedule IV.
(l)    The Servicer is not required to register as an “investment company” under the Investment Company Act of 1940, as amended.
(m)    (i)    The Servicer is in compliance with all Laws applicable to it except where such non-compliance could not reasonably be expected to have a Herc Group Material Adverse Effect;
(ii)    To the extent applicable, except as would not reasonably be expected to have a Herc Group Material Adverse Effect, each of the Servicer and its Subsidiaries is, and to the knowledge of the Servicer, its directors are, in compliance with Anti-Corruption Law and Anti-Money Laundering Law; and
(iii)    None of the Servicer or any of its Subsidiaries or, to the knowledge of the Servicer, any Originator or any of its respective Subsidiaries or the respective directors or officers of the Servicer, any Originator or their respective Subsidiaries is (i) a Sanctioned Person, or (ii) except as would not reasonably be expected to have a Herc Group Material Adverse Effect, is organized or resident in a Sanctioned Jurisdiction, in each case in violation of applicable Sanctions.
(n)    As of the Closing Date, the information included in the Beneficial Ownership Certification for each of the Borrowers, the Servicer, the Performance Guarantor and each Originator is true and correct in all respects.
3.    Representations and Warranties of the Performance Guarantor. The Performance Guarantor represents and warrants to each Lender, each Managing Agent and the Administrative Agent, on and as of the Closing Date, the date of each subsequent Advance, as follows:
(a)    The Performance Guarantor is a corporation duly formed and validly existing under the law of its jurisdiction of formation, and it is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Herc Group Material Adverse Effect.
(b)    The entry into and performance by the Performance Guarantor of, and the transactions contemplated by, this Agreement do not and will not conflict with (i) any law or regulation applicable to the Performance Guarantor in a manner or to an extent which would result in a Herc Group Material Adverse Effect, (ii) the constitutional documents of the Performance Guarantor or (iii) any agreement or instrument binding upon the Performance Guarantor or its assets in a manner or to an extent which would result in a Herc Group Material Adverse Effect.
(c)    The Performance Guarantor has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.
(d)    No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement by the Performance Guarantor.
Exhibit III-7

(e)    This Agreement constitutes the legal, valid and binding obligation of the Performance Guarantor, enforceable against the Performance Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(f)    (i)    The audited consolidated financial statements of Herc Parent, as ultimate parent of Performance Guarantor and the Herc Group, for the financial year ended December 31, 2017 (the “Original Financial Statements”) were prepared in accordance with GAAP consistently applied, except to the extent expressly disclosed in such financial statements.
(ii)    The Original Financial Statements fairly represent the consolidated financial condition and operations of Herc Parent, including the Herc Group as at the end of and for the relevant financial year except to the extent expressly disclosed in such financial statements.
(iii)    As of the Closing Date, since the date of the Original Financial Statements, there has been no Herc Group Material Adverse Effect.
(g)    Other than as disclosed in the Herc Parent’s annual, quarterly and periodic filings with the SEC filed on or prior to the Closing Date as referenced in Section 1(n) of Exhibit II, there is no pending or, to its knowledge, threatened litigation, arbitration or administrative proceeding affecting it or any of its Subsidiaries of or before any court, arbitral body or agency that would have a Herc Group Material Adverse Effect.
(h)    Subject to any qualification (if applicable) set forth therein, no written information (excluding financial projections, estimates and forecasts and the assumptions forming the basis of such projections, estimates and forecasts) provided by the Performance Guarantor to the Administrative Agent, any Managing Agent or any Lender, in each case as modified or supplemented by other information so furnished, when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, with respect to projected financial information, Performance Guarantor represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation (it being understood that such projections may vary from the actual results and that such variances may be material); provided, further, that, with respect to pro forma financial information, Performance Guarantor represents only that such information was prepared in good faith in accordance with assumptions and requirements of GAAP for pro forma presentation and based upon such other assumptions that are believed to be reasonable at the time of preparation and, to the extent material, are disclosed as part of such pro forma financial information. It is understood that (i) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based or concerning any information of a general economic nature or general information about Performance Guarantor and its Subsidiaries’ industry, contained in any such information, reports, financial statements, exhibits or schedules, except that, in the case of such forecasts, estimates, pro forma information, projections and statements, as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (1) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Performance Guarantor and (2) such assumptions were believed by such management to be reasonable and (ii) such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.
Exhibit III-8

(i)    (i)    The Performance Guarantor is in compliance with all Laws applicable to it except where such non-compliance could not reasonably be expected to have a Herc Group Material Adverse Effect;
(ii)    To the extent applicable, except as would not reasonably be expected to have a Herc Group Material Adverse Effect, each of the Performance Guarantor and its Subsidiaries is, and to the knowledge of the Performance Guarantor its directors are, in compliance with Anti-Corruption Law and Anti-Money Laundering Law; and
(iii)    None of the Performance Guarantor or any of its Subsidiaries or, to the knowledge of the Performance Guarantor, any Originator or any of its respective Subsidiaries or the respective directors or officers of the Performance Guarantor, any Originator or their respective Subsidiaries is (i) a Sanctioned Person, or (ii) except as would not reasonably be expected to have a Herc Group Material Adverse Effect, is organized or resident in a Sanctioned Jurisdiction, in each case in violation of applicable Sanctions.
(j)    As of the Closing Date, the information included in the Beneficial Ownership Certification for each of the Borrowers, the Servicer, the Performance Guarantor and each Originator is true and correct in all respects.
Exhibit III-9

EXHIBIT IV
COVENANTS
1.    Covenants of the Borrowers. Until the Final Termination Date:
(a)    Compliance with Laws, Etc. Each Borrower shall comply with all applicable Laws (other than those specifically relating to any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions), and preserve and maintain its existence, rights, franchises, qualifications and privileges, except to the extent that the failure so to comply with any such Laws or the failure so to preserve and maintain such rights, franchises, qualifications and privileges would not have a Material Adverse Effect on the Borrowers.
(b)    Offices, Records and Books of Account, Etc. Each Borrower (i) shall keep its records concerning the Pool Receivables at the address of such Borrower or the address of Herc set forth on Schedule V and keep its “location” (as defined in the UCC) in the State set forth in Section 1(i) of Exhibit III or, upon at least thirty (30) days prior written notice of a proposed change to the Administrative Agent, at any other locations in jurisdictions where all actions reasonably requested by the Administrative Agent to protect and perfect the ownership and security interest of the Administrative Agent, the Managing Agents or the Lenders in the Pool Receivables and related items (including the other Collateral) have been taken and completed; and (ii) shall provide the Administrative Agent with at least thirty (30) days prior written notice of any change in either Borrower’s name, organizational structure or jurisdiction of organization and prior to the effectiveness of any such change the Borrowers shall take all such actions reasonably requested by the Administrative Agent to protect and perfect the interest of the Lender Groups in the Pool Receivables and other Collateral; each notice to the Administrative Agent pursuant to this sentence shall set forth the applicable change and the effective date thereof. The Borrowers shall maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain (or cause the Servicer to keep and maintain) all documents, books, records, computer tapes and disks and other information necessary for the collection of all Pool Receivables (including records adequate to permit the identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).
(c)    Ownership Interest, Etc. The Borrowers shall (or shall cause the Servicer to) take all action necessary or desirable to establish and maintain a First Priority Interest in the Pool Receivables, the Related Security and Collections with respect thereto in favor of the Administrative Agent, for the benefit of each Lender Group.
(d)    Sales, Liens, Etc. Except as otherwise provided herein, the Borrowers shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any or all of its right, title or interest in, to or under any Collateral (other than an inadvertent Adverse Claim with respect to a Receivable treated as not qualifying as an Eligible Receivable due to the application of clause (g) of the definition thereof, and as to which any resulting required adjustment to the Borrowing Base shall have been made and any actions required to be taken as a result of any such adjustment shall have been completed), or assign any right to receive income in respect thereof;.
(e)    Extension or Amendment of Receivables. Except as provided in this Agreement (including in accordance with the applicable Credit and Collection Guidelines), the Borrowers shall not
Exhibit IV-1

extend the maturity or adjust the Outstanding Balance downward or otherwise modify the payment terms of any Pool Receivable in any material respect, or amend, modify or waive, in any material respect, any term or condition of any related Contract (which term or condition relates to payments under such Contract).
(f)    Change in Business or Credit and Collection Guidelines. The Borrowers shall not (i) make any material change in the character of its business or (ii) make or consent to any change in the Credit and Collection Guidelines that would materially and adversely affect the collectability of the Pool Receivables, the credit quality of the Pool Receivables or the enforceability of any Contract without the prior written consent of the Administrative Agent. The Borrowers shall provide the Administrative Agent and each Managing Agent with a copy of any amendment to the Credit and Collection Guidelines.
(g)    Sanctions, Anti-Corruption and Anti-Money Laundering Laws. None of the Borrowers will knowingly (directly or indirectly) use the proceeds of the Advances (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of Anti-Corruption Laws or (ii) for the purpose of funding or financing any activities or business of or with any Person that at the time of such funding or financing is a Sanctioned Person or organized or resident in a Sanctioned Jurisdiction, except as otherwise permitted by applicable Law.
(h)    Deposits to Collection Accounts. If the Originators have not previously done so, the Borrowers hereby direct the Servicer to instruct all Obligors to make payments of all Pool Receivables to one or more Collection Accounts, to a Concentration Account or to Lock-Boxes. If the Servicer fails to so instruct an Obligor, or if an Obligor fails to so deliver payments to a Collection Account, a Concentration Account or Lock-Box, the Borrowers will use all reasonable efforts to cause such Obligor to deliver subsequent payments on Pool Receivables to a Collection Account, a Concentration Account or a Lock-Box. The Borrowers further direct the Servicer to deposit, or cause to be deposited, any Collections received by it, into a Concentration Account or a Collection Account subject to an Account Control Agreement not later than two (2) Business Days after receipt thereof. The Borrowers shall only add a Collection Account to those listed on Schedule II to this Agreement (or convert an existing Collection Account - Class B to a new Collection Account - Class A) or add a Lock-Box to those listed on Schedule III to this Agreement, if the Administrative Agent has received notice of such addition or conversion and, if applicable, has received an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto), in each case in form and substance acceptable to the Administrative Agent from the applicable Account Bank. The Borrowers shall only remove a Collection Account from Schedule ll to this Agreement or remove a Lock-Box from Schedule III to this Agreement, if the Administrative Agent has received advance notice of such proposed removal, has received evidence satisfactory to the Administrative Agent that Obligors have been instructed to no longer pay Collections to such Collection Account or Lock-Box and that Collections are no longer received in such Collection Account or Lock-Box, and has consented in writing to such removal and the replacement Schedule II or Schedule III, as applicable.
(i)    Reporting Requirements. The Borrowers will provide to the Administrative Agent and each Managing Agent (in multiple copies, if requested by the Administrative Agent) the following:
(i)    as soon as available, but in any event not later than the fifth (5th) Business Day after the one hundred fifth (105th) day following the end of each fiscal year of the Herc Parent (or such longer period as may be permitted by the SEC for the filing of annual reports on Form 10-K) (commencing with the fiscal year ended December 31, 2018), an unaudited balance sheet
Exhibit IV-2

of each Borrower as at the end of such fiscal year and the related statement of operations for such fiscal year, all in reasonable detail and prepared in accordance with GAAP, and certified by a financial officer of such Borrower as fairly presenting in all material respects the financial condition and results of operations of such Borrower in accordance with GAAP);
(ii)    all financial statements required to be delivered by the Performance Guarantor pursuant to Section 3(e)(i) and (ii) of this Exhibit IV at the time and in the manner required to be delivered thereunder, such obligation to be deemed satisfied to the extent delivered by the Performance Guarantor at the time and in the manner set forth in such Section 3(e)(i) and (ii);
(iii)    such other information (including nonfinancial information) as any Lender, the Administrative Agent or any Managing Agent may from time to time reasonably request in order to assist such persons (or any related Program Support Provider) in complying with the requirements of Article 409 of Regulation (EU) No. 575/2013 of the European Parliament as may be applicable to such Lender, the Administrative Agent or such Managing Agent (or Program Support Provider). In particular, such persons shall be provided with all materially relevant data on the credit quality and performance of the Pool Receivables, cash flows and collateral supporting the Pool Receivables, and such information that is necessary to conduct comprehensive and well informed stress tests on the cash flows and collateral values supporting the Pool Receivables;
(iv)    as soon as possible and in any event within five (5) Business Days after becoming aware thereof, notice of the occurrence of (A) any Event of Default or Unmatured Event of Default setting forth details of such Event of Default or Unmatured Event of Default and the actions taken and proposed to be taken with respect thereto, and (B) any “Event of Termination” or “Unmatured Event of Termination” (as each such term is defined in the Purchase and Contribution Agreement), setting forth details of such “Event of Termination” or “Unmatured Event of Termination” and the actions taken and proposed to be taken with respect thereto;
(v)    at least thirty (30) days before any change in either Borrower’s name, a notice setting forth such change and the effective date thereof;
(vi)    promptly after the Borrowers obtain knowledge thereof, notice of any (A) material litigation, investigation or proceeding that may exist at any time between either Borrower and any Person; or (B) material litigation or proceeding relating to any Transaction Document;
(vii)    promptly after the occurrence thereof, notice of any event or condition would have a Material Adverse Effect;
(viii)    promptly after receipt thereof, copies of any notices sent or received by Borrower, in its capacity as “Purchaser” pursuant to the Purchase and Contribution Agreement (including, without limitation, any notice pursuant to Section 2.02(b) thereof); and
(ix)    such other information respecting the Pool Receivables or the condition or operations, financial or otherwise, of the Borrowers as the Administrative Agent or any Managing Agent may from time to time reasonably request.
Exhibit IV-3

(j)    Certain Agreements. Without the prior written consent of the Administrative Agent or except as otherwise permitted under the relevant Transaction Document, the Borrowers will not amend, modify, waive, revoke or terminate any Transaction Document to which it is a party or any provision of either Borrower’s certificate of formation or limited liability company agreement except to the extent permitted thereby.
(k)    Restricted Payments. The Borrowers will not (A) purchase or redeem any of their membership interests; (B) declare or pay any dividend or other distribution in respect of its membership or shareholder interests or set aside any funds for any such purpose; (C) prepay, purchase or redeem any Debt; (D) lend or advance any funds; or (E) repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (A) through (E); being referred to as “Restricted Payments”), except:
(i)    Subject to the limitations set forth in clause (ii) below, either Borrower may make (A) cash payments (including prepayments) on the Company Notes in accordance with their terms; and (B) if no amounts are then outstanding under the Company Notes, such Borrower may declare and pay dividends or make other distributions in respect of its membership interests.
(ii)    The Borrowers may make Restricted Payments only out of the funds it receives pursuant to Section 2.4(b), Section 2.4(d)(i)(fifth) or Section 2.4(d)(ii)(seventh).
Notwithstanding the foregoing, no Borrowers shall pay, make or declare: (A) any dividend or other distribution in respect of its membership interests if, after giving effect thereto, such Borrower’s Tangible Net Worth would be less than $100,000; or (B) any Restricted Payment (including any dividend) if, after giving effect thereto, any Event of Default or Unmatured Event of Default shall have occurred and be continuing.
(l)    Other Business. The Borrowers will not (i) engage in any business other than the transactions contemplated by the Transaction Documents; (ii) create, incur or permit to exist any Debt of any kind (or cause or permit to be issued for its account any letters of credit or bankers’ acceptances) other than pursuant to this Agreement and the other Transaction Documents (including the Company Notes); or (iii) form any Subsidiary or make any investments in any other Person; provided, that the Borrowers shall be permitted to incur minimal obligations incidental to the day-to-day operations of the Borrowers (such as expenses for stationery, audits, maintenance of legal status, etc.).
(m)    Tangible Net Worth. None of the Borrowers will permit its Tangible Net Worth, at any time, to be less than $100,000.
(n)    Enforcement of Purchase and Contribution Agreements. The Borrowers, on their own behalf and on behalf of the Lenders, shall promptly enforce all covenants and obligations of each Originator contained in the Purchase and Contribution Agreements.
(o)    Taxes. The Borrowers will file all material Tax returns and reports required by law to be filed by them and will promptly pay all Taxes, governmental charges and energy surcharges at any time owing, except when failure to pay would not reasonably be expected to have a Material Adverse Effect or such Taxes, charges or surcharges are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with relevant GAAP shall have been set aside on their books. The Borrowers will pay when due, or at the option of the Administrative Agent timely reimburse
Exhibit IV-4

it for the payment of, any Direct Taxes payable in connection with the Pool Receivables, exclusive of (i) any Taxes imposed on any Lender and (ii) any Direct Taxes the validity of which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with relevant GAAP shall have been set aside on its books. Each Borrower shall at all times be treated as an entity that is disregarded as separate from its owner (as defined in Treasury Regulation Section 301.7701-2(a)) for United States federal income tax purposes and shall take all steps necessary to ensure that the entity from which such Borrower is disregarded as separate is a “United States person” as defined in Section 7701(a)(30) of the Code.
(p)    Merger. Neither Borrower will merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person, or engage in, seek or consent to any Division, other than as contemplated by the Transaction Documents.
(q)    Further Assurances. The Borrowers hereby authorize the Administrative Agent and hereby agree from time to time, at their own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or reasonably desirable, or that the Administrative Agent or any Managing Agent may reasonably request, to perfect, protect or more fully evidence the security interests granted pursuant to this Agreement or any other Transaction Document, or to enable the Administrative Agent, for the benefit of each Lender Group, any Managing Agent or the Lenders to exercise and enforce their respective rights and remedies under this Agreement or any other Transaction Document. Without limiting the foregoing, the Borrowers hereby authorize, and will, upon the request of the Administrative Agent or any Managing Agent, at their own expense, execute (if necessary) and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Administrative Agent or any Managing Agent may reasonably request, to perfect, protect or evidence any of the foregoing. The Borrowers authorize the Administrative Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Pool Receivables and the Related Security, the related Contracts and the Collections with respect thereto and the other collateral subject to a lien under any Transaction Document without the signature of either Borrower. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by Law.
(r)    Notice of Change in Beneficial Ownership. The Borrowers will promptly notify the Administrative Agent and each Managing Agent of any change in the information provided in the Beneficial Ownership Certification for any of either Borrower, the Servicer, the Performance Guarantor or any Originator that would result in a change to the list of beneficial owners identified therein.
(s)    Know Your Customer. The Borrowers will deliver to the Administrative Agent and each Lender, promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable Anti-Money Laundering Laws and Anti-Corruption Laws.
2.    Covenants of the Servicer. Until the Final Termination Date:
Exhibit IV-5

(a)    Compliance with Laws, Etc. The Servicer shall comply with all applicable Laws applicable to it (other than those specifically relating to any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions), except to the extent that the failure so to comply with such applicable Laws would not have a Herc Group Material Adverse Effect.
(b)    Offices, Records and Books of Account, Etc. The Servicer shall keep the office where it keeps its records concerning the Receivables at the address of the Servicer or the address of either Borrower set forth in Schedule III of this Agreement or, following written notice of a proposed change to the Administrative Agent, at any other locations in jurisdictions where all actions reasonably requested by the Administrative Agent to protect and perfect the interest of each Lender Group in the Receivables and related items (including the other Collateral) have been taken and completed. The Servicer will, so long as it is acting as Servicer, maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).
(c)    Extension or Amendment of Receivables. Except as provided in this Agreement (including in accordance with the applicable Credit and Collection Guidelines), the Servicer shall not extend the maturity or adjust the Outstanding Balance downward or otherwise modify the payment terms of any Pool Receivable in any material respect, or amend, modify or waive, in any material respect, any term or condition of any related Contract (which term or condition relates to payments under such Contract).
(d)    Change in Business or Credit and Collection Guidelines. The Servicer shall not (i) make any material change in the character of its business which change would impair the collectability of any Pool Receivable or (ii) make any change in the Credit and Collection Guidelines that would materially and adversely affect the collectability of the Pool Receivables, the credit quality of the Pool Receivables or the enforceability of any Contract without the prior written consent of the Administrative Agent and each Managing Agent.
(e)    Audits; Annual Agreed Upon Procedures. (i) The Servicer shall, from time to time upon at least two (2) Business Days’ prior notice and during regular business hours as reasonably requested in advance by the Administrative Agent (unless an Event of Default or Unmatured Event of Default exists) or any Managing Agent, permit the Administrative Agent, such Managing Agent, or, in each case, its agents or representatives (x) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in its possession or under its control relating to Pool Receivables and the Related Security, including the related Contracts; and (y) to visit its offices and properties for the purpose of examining such materials described in clause (x) above, and to discuss matters relating to Pool Receivables and the Related Security or its performance hereunder or under the Contracts with any of its officers, employees, agents or contractors having knowledge of such matters; provided, that representatives of the Servicer may be present during any such visits, inspections and discussions.
(ii)    The Servicer, shall cause a firm selected by the Administrative Agent and reasonably acceptable to the Servicer, to furnish a report to the Administrative Agent and each Managing Agent pursuant to procedures agreed upon by the Servicer and the Administrative Agent as follows: (x) no more than once per calendar year as long as no Event of Default or Unmatured Event of
Exhibit IV-6

Default has occurred and is continuing, and (y) if an Event of Default as occurred and is continuing or an Unmatured Event of Default has occurred and is continuing, at any time upon request of the Administrative Agent or any Managing Agent. The Administrative Agent shall assist the Servicer in preparing for each agreed upon procedures review and addressing any recommendations made in the related report.
(f)    Deposits to Collection Accounts. If it has not previously done so, the Servicer shall (on behalf of the Borrowers) instruct all Obligors to make payments of all Pool Receivables to one or more Collection Accounts, to a Concentration Account or to Lock-Boxes and, if an Obligor fails to so deliver payments to a Collection Account, a Concentration Account or a Lock-Box, the Servicer will use all reasonable efforts to cause such Obligor to deliver subsequent payments on Pool Receivables to a Collection Account, a Concentration Account or a Lock-Box. The Servicer shall further (on behalf of the Borrowers) deposit, or cause to be deposited, any Collections received by it into a Concentration Account or a Collection Account subject to an Account Control Agreement not later than two (2) Business Days after receipt thereof. The Servicer will not permit funds other than Collections and other Collateral to be deposited into any Collection Account or a Concentration Account. If such funds are nevertheless deposited into any Collection Account or a Concentration Account, the Servicer, will promptly identify such funds for segregation. The Servicer will not commingle Collections with any other funds except as permitted by this Agreement, including, without limitation, as permitted by Section 2.4. The Servicer shall only add a Collection Account to those listed on Schedule II to this Agreement (or convert an existing Collection Account - Class B to a new Collection Account - Class A) or add a Lock-Box to those listed on Schedule III to this Agreement, if the Administrative Agent has received notice of such addition or conversion and, if applicable, has received an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto), in each case in form and substance acceptable to the Administrative Agent from the applicable Account Bank. The Servicer shall only remove a Collection Account from Schedule II to this Agreement or remove a Lock-Box from Schedule III to this Agreement, if the Administrative Agent has received advance notice of such proposed removal, has received evidence satisfactory to the Administrative Agent that Obligors have been instructed to no longer pay Collections to such Collection Account or Lock-Box and that Collections are no longer received in such Collection Account or Lock-Box, and has consented in writing to such removal and the replacement Schedule II or Schedule III, as applicable.
(g)    Reporting Requirements. The Servicer shall provide to the Administrative Agent and each Managing Agent the following:
(i)    (x) as soon as available and in any event not later than the tenth (10th) Business Day of each calendar month, an Information Package as of the most recently completed Settlement Period;
(ii)    as soon as possible and in any event within five (5) Business Days after becoming aware of the occurrence of (A) any Event of Default or Unmatured Event of Default, a statement of a financial officer of the Servicer setting forth details of such Event of Default or Unmatured Event of Default and the actions taken and proposed to be taken with respect thereto, and (B) any “Event of Termination” or “Unmatured Event of Termination” (as each such term is defined in the Purchase and Contribution Agreement), a statement of a financial officer of the Servicer setting forth details of such “Event of Termination” or “Unmatured Event of Termination” and the actions taken and proposed to be taken with respect thereto;
Exhibit IV-7

(iii)    promptly and in any event within five (5) Business Days after obtaining knowledge of the occurrence or existence of any ERISA Event which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or a Herc Group Material Adverse Effect, notice of such ERISA Event setting forth the details of such ERISA Event and the action that it proposes to take with respect thereto;
(iv)    promptly after the Servicer obtains knowledge thereof, notice of any (A) litigation, or proceeding that may exist at any time between the Servicer or any of its Subsidiaries and any Governmental Authority that, if not cured or if adversely determined, as the case may be, would have a Herc Group Material Adverse Effect; (B) litigation or proceeding adversely affecting such Person or any of its Subsidiaries in which the amount involved would have a Herc Group Material Adverse Effect or in which injunctive or similar relief is sought that would have a Material Adverse Effect or a Herc Group Material Adverse Effect; or (C) litigation or proceeding relating to any Transaction Document, other than, with respect to (A) or (B) of this subpart (iv), as disclosed in Herc Parent’s annual, quarterly or periodic filings with the SEC on or prior to the Closing Date as referenced in Section 1(n) of Exhibit II;
(v)    promptly after the Servicer obtains knowledge thereof, notice of (A) a material adverse change in the business, operations, property or financial or other condition of the Servicer or (B) the occurrence of an event that has had a Material Adverse Effect or a Herc Group Material Adverse Effect;
(vi)    promptly after receipt thereof, copies of any notices sent or received by Servicer, in its capacity as a “Seller” or “Collection Agent” pursuant to the Purchase and Contribution Agreement (including, without limitation, any notice pursuant to Section 2.02(b) thereof); and
(vii)    such other information respecting the Pool Receivables or the condition or operations, financial or otherwise, of the Servicer as the Administrative Agent or any Managing Agent may from time to time reasonably request.
(h)    Taxes. The Servicer will file all material Tax returns and reports required by law to be filed by it and will promptly pay all Taxes and governmental charges at any time owing, except when failure to do so would not reasonably be expected to have a Herc Group Material Adverse Effect or such Taxes are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with relevant GAAP shall have been set aside on its books.
(i)    Merger. The Servicer will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer (in one transaction or in a series of transactions) all or substantially all of its assets to any other Person; provided, that (x) any Person may consolidate or merge with or into the Servicer in a transaction in which the Servicer is the surviving Person, and (y) if at the time thereof and immediately after giving effect thereto no Event of Default or Unmatured Event of Default shall have occurred and be continuing, any Person may consolidate or merge with or into the Servicer, and the Servicer may consolidate or merge with or into any Person, as long as (A) the surviving entity, if other than the Servicer, assumes each of the obligations of the Servicer under this Agreement and the other Transaction Documents pursuant to an agreement executed and delivered to the Administrative Agent in a form reasonably satisfactory to the Administrative Agent and (B) if the surviving entity is not the Servicer, the Performance Guarantor expressly ratifies in writing all of its obligations under this Agreement (including the Performance Guaranty), after giving effect to such consolidation or merger.
Exhibit IV-8

(j)    Sanctions, Anti-Corruption and Anti-Money Laundering Laws. None of the Servicer and its Subsidiaries will knowingly (directly or indirectly) use the proceeds of the Advances (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of Anti-Corruption Laws or (ii) for the purpose of funding or financing any activities or business of or with any Person that at the time of such funding or financing is a Sanctioned Person or organized or resident in a Sanctioned Jurisdiction, except as otherwise permitted by applicable Law.
(k)    Notice of Change in Beneficial Ownership. The Servicer will promptly notify the Administrative Agent and each Managing Agent of any change in the information provided in the Beneficial Ownership Certification for any of the Borrowers, the Servicer, the Performance Guarantor or any Originator that would result in a change to the list of beneficial owners identified therein.
(l)    Know Your Customer. The Servicer will deliver to the Administrative Agent and each Lender, promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable Anti-Money Laundering Laws or Anti-Corruption Laws.
3.    Covenants of the Performance Guarantor. Until the Final Termination Date:
(a)    Compliance with Laws. The Performance Guarantor shall comply with all applicable Laws (other than those specifically relating to any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions), except to the extent that the failure so to comply with such applicable Laws would not have a Herc Group Material Adverse Effect.
(b)    Claims Pari Passu. The Performance Guarantor shall ensure that at all times the claims of the Beneficiaries against the Performance Guarantor under the Performance Guaranty rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors (whether present or future) save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application.
(c)    Merger.
(i)    The Performance Guarantor shall not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Performance Guarantor is the surviving entity); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Performance Guarantor and its material Subsidiaries, taken as a whole, in one or more related transactions, to another Person, unless:
(1)    either:
A.    the Performance Guarantor is the surviving entity; or
B.    the Person formed by or surviving any such consolidation or merger (if other than the Performance Guarantor) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States or the District of Columbia;
Exhibit IV-9

(2)    the Person formed by or surviving any such consolidation or merger (if other than the Performance Guarantor) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Performance Guarantor under this Agreement pursuant to joinder agreements or other documents and agreements reasonably satisfactory to the Administrative Agent; and
(3)    immediately after such transaction, no Unmatured Event of Default or Event of Default exists.
(ii)    In addition, the Performance Guarantor will not, directly or indirectly, lease all or substantially all of its properties or assets of the Performance Guarantor and its material Subsidiaries, taken as a whole, in one or more related transactions, to any other Person.
Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Performance Guarantor in a transaction that is subject to, and that complies with the provisions of, clause (i) of this paragraph (c), the successor Person formed by such consolidation or into or with which the Performance Guarantor is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Agreement referring to the “Performance Guarantor” shall refer instead to the successor Person and not to the Performance Guarantor), and may exercise every right and power of the Performance Guarantor under this Agreement with the same effect as if such successor Person had been named as the Performance Guarantor herein; provided, however, that the predecessor Performance Guarantor shall not be relieved from the obligation to guaranty the Guaranteed Obligations except in the case of a sale of all of the Performance Guarantor’s assets in a transaction that is subject to, and that complies with the provisions of, clause (i) of this paragraph (c).
(d)    Change of Business. The Performance Guarantor shall procure that no substantial change is made to the general nature and scope of the business of the Performance Guarantor from that carried on at the date hereof which would result in a Herc Group Material Adverse Effect.
(e)    Reporting Requirements. The Performance Guarantor shall provide to the Administrative Agent each of the following (which may, to the extent provided herein, be delivered by making the same available on Herc Parent’s investor relations website at http://ir.hercrentals.com:
(i)    as soon as available, but in any event not later than the fifth (5th) Business Day after the one hundred fifth (105th) day following the end of each fiscal year of the Herc Parent (or such longer period as may be permitted by the SEC for the filing of annual reports on Form 10-K) (commencing with the fiscal year ended December 31, 2018), a copy of the audited consolidated balance sheet of the Herc Parent and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing (it being agreed that the furnishing of the Herc Parent’s annual report on Form 10-K for such year, as filed with the SEC, will satisfy the Performance Guarantor’s obligation under this Section with respect to such year including with respect to the
Exhibit IV-10

requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, so long as the report included in such Form 10-K does not contain any “going concern” or like qualification or exception, and provided, further, it being agreed that such annual report shall be deemed delivered on the date of the posting of such report on the Herc Parent’s investor relations website or by the Herc Parent providing a link to such report on its investor relations website;
(ii)    as soon as available, but in any event not later than the fifth (5th) Business Day after the fiftieth (50th) day following the end of each of the first three quarterly periods of each fiscal year of the Herc Parent (or such longer period as may be permitted by the SEC for the filing of quarterly reports on Form 10-Q), commencing with the fiscal quarter ended September 30, 2018, a copy of the unaudited condensed consolidated balance sheet of Herc Parent and its consolidated Subsidiaries as at the end of such quarter and the related unaudited condensed consolidated statements of operations of Herc Parent and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case, in comparative form the figures for and as of the corresponding periods of the previous year, accompanied by a certificate of a financial officer of the Herc Parent, which certificate shall state that such unaudited condensed consolidated financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Herc Parent and its consolidated Subsidiaries, in accordance with GAAP, consistently applied, as at the end of, and for, such period (it being agreed that the furnishing of the Herc Parent’s quarterly report on Form 10-Q for such quarter, as filed with the SEC, will satisfy the Performance Guarantor’s obligations under this Section with respect to such quarter, and provided, further, it being agreed that such quarterly report shall be deemed delivered on the date of the posting of such report on the Herc Parent’s investor relations website or by the Herc Parent providing a link to such report on its investor relations website);
(iii)    at the time at which the financial statements required pursuant to clauses 3(e)(i) and 3(e)(ii) above are delivered, a statement of a financial officer of the Performance Guarantor to the effect that to such officer’s knowledge no Event of Default or Unmatured Event of Default has occurred and is continuing or, if any Event of Default or Unmatured Event of Default has occurred and is continuing, specifying the nature and extent thereof;
(iv)    promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Herc Group, and which might, if adversely determined, have a Herc Group Material Adverse Effect; and
(v)    promptly following request, such other information regarding the financial condition, business and operations of the Performance Guarantor as the Administrative Agent or any Managing Agent may reasonably request.
(f)    Sanctions, Anti-Corruption and Anti-Money Laundering Laws. None of the Performance Guarantor and its Subsidiaries will knowingly (directly or indirectly) use the proceeds of the Advances (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of Anti-Corruption Laws or (ii) for the purpose of funding or financing any activities or business of or with any Person that at the time of such funding or financing is a Sanctioned Person or organized or resident in a Sanctioned Jurisdiction, except as otherwise permitted by applicable Law.
Exhibit IV-11

(g)    Taxes. The Performance Guarantor will file all material Tax returns and reports required by Law to be filed by it and will promptly pay all Taxes and governmental charges at any time owing, except when failure to do so would not reasonably be expected to have a Herc Group Material Adverse Effect or such Taxes are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with relevant GAAP shall have been set aside on its books
(h)    Notice of Change in Beneficial Ownership. The Performance Guarantor will promptly notify the Administrative Agent and each Managing Agent of any change in the information provided in the Beneficial Ownership Certification for any of the Borrowers, the Servicer, the Performance Guarantor or any Originator that would result in a change to the list of beneficial owners identified therein.
(i)    Know Your Customer. The Performance Guarantor will deliver to the Administrative Agent and each Lender, promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable Anti-Money Laundering Laws.
4.    Separate Existence. Each of the Borrowers and the Servicer hereby acknowledges that the Lenders, the Managing Agents and the Administrative Agent are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon each Borrower’s identity as a legal entity separate from the Servicer, each Originator, Herc and their respective other Affiliates. Therefore, from and after the date hereof, each of the Borrowers and the Servicer shall take all steps specifically required by this Agreement to continue each Borrower’s identity as a separate legal entity and to make it apparent to third Persons that such Borrower is an entity with assets and liabilities distinct from those of Herc, the Servicer, each Originator, and any other Person, and is not a division of Herc, the Servicer, the Originators, its or their respective other Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of the Borrowers and the Servicer shall take such actions as shall be required in order to ensure each of the following until the Facility Maturity Date:
(a)    The US Borrower will be a limited liability company whose primary activities are restricted in its limited liability company agreement to (i) purchasing or otherwise acquiring from any Originator, owning, holding, granting security interests or selling interests in the Collateral; (ii) entering into agreements for the selling and servicing of the Receivables Pool; and (iii) conducting such other activities as it deems necessary or appropriate to carry out its primary activities. The Canadian Borrower will be an unlimited liability company whose primary activities are restricted in its articles of incorporation to (i) purchasing or otherwise acquiring from any Originator, owning, holding, granting security interests or selling interests in the Collateral; (ii) entering into agreements for the selling and servicing of the Receivables Pool; and (iii) conducting such other activities as it deems necessary or appropriate to carry out its primary activities.
(b)    The Borrowers shall not engage in any business or activity, or incur any indebtedness or liability, other than as expressly permitted by the Transaction Documents.
(c)    Not less than one independent manager (the “Independent Manager”) or independent director (the “Independent Director”), as the case may be, shall be an individual who (i) is not, and has not at any time during the five (5) year period prior to his or her appointment as Independent Manager or Independent Director, as applicable, been, a direct, indirect or beneficial owner, officer, director,
Exhibit IV-12

employee, affiliate, associate or supplier of Herc, the Servicer or any of its or their Affiliates (other than his or her service as an independent manager or director or in a similar capacity of any such Person); and (ii) has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of its businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities. The limited liability company agreement of the US Borrower, and the constating documents of the Canadian Borrower, shall at all times provide that (i) such Borrower’s Manager (as defined in its limited liability company agreement or such Borrower’s Director (as defined in the constating documents of the Canadian Borrower) shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to such Borrower unless the Manager and the Independent Manager or the Director and the Independent Director, as applicable, shall approve the taking of such action in writing before the taking of such action; and (ii) such provision cannot be amended without the prior written consent of the Independent Manager or Independent Director, as applicable.
(d)    Neither the Independent Manager nor Independent Director of a Borrower shall at any time serve as a trustee in bankruptcy for either Borrower, Herc, the Servicer or any Originator or any of their respective other Affiliates.
(e)    Any employee, consultant or agent of the Borrowers will be compensated from the Borrowers’ funds for services provided to the Borrowers. The Borrowers will not engage any agents other than their attorneys, auditors, other professionals, a servicer and any other agent contemplated by the Transaction Documents for the Receivables Pool.
(f)    The Borrowers will contract with the Servicer, to perform for the Borrowers all operations required on a daily basis to service the Receivables Pool. The Borrowers will pay the Servicer the Servicing Fee pursuant to the Transaction Documents. Except as otherwise permitted by this Agreement, the Borrowers will not incur any material indirect or overhead expenses for items shared with Herc or the Servicer (or any other Affiliate thereof) that are not reflected in the Servicing Fee. To the extent, if any, that the Borrowers (or any Affiliate thereof) share items of expenses not reflected in the Servicing Fee or the manager’s fee, such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered; provided, that the Servicer may pay all (or any portion of) the expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including legal, agency and other fees.
(g)    The Borrowers’ operating expenses will not be paid by Herc, the Servicer, any Originator or any other Affiliate thereof.
(h)    The Borrowers’ books and records will be maintained separately from those of Herc, the Servicer or any Originator or any of their respective other Affiliates.
(i)    The Borrowers’ assets shall not be included in the consolidated financial statements of Herc, the Servicer or any Originator or any of their respective other Affiliates unless required in accordance with GAAP and any such consolidated financial statements shall contain detailed notes clearly stating that (i) such Affiliates are separate legal entities and the Borrowers’ assets and credit are not available to satisfy the debts and obligations of such Affiliates or any other Person and (ii) the Borrowers’ assets shall be listed on the Borrowers’ own respective separate balance sheets.
Exhibit IV-13

(j)    The Borrowers’ assets will be maintained in a manner that facilitates their identification and segregation from those of Herc, the Servicer or any Originator or any of their respective other Affiliates.
(k)    The Borrowers will strictly observe corporate formalities in its dealings with Herc, the Servicer or any Originator or any of their respective other Affiliates, and ensure that funds or other assets of the Borrowers are not commingled with those of Herc, the Servicer or any Originator or any of their respective other Affiliates except as permitted by this Agreement. The Borrowers shall not maintain joint bank accounts or other depository accounts to which Herc, the Servicer or any Originator or any of their respective other Affiliates has independent access.
(l)    The Borrowers will maintain arm’s-length relationships with each of Herc, the Servicer or any Originator (and any of their other Affiliates). Other than with respect to certain services to be provided during the continuation of an Event of Default in accordance with Section 7.5(b), any Person that renders or otherwise furnishes services to the Borrowers will be compensated by the Borrowers at market rates for such services it renders or otherwise furnishes to the Borrowers. Neither Borrower, on the one hand, nor the Servicer or any Originator, on the other, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other. The Borrowers and the Servicer will immediately correct any known misunderstanding with respect to the foregoing, and they will not operate or purport to operate as an integrated economic unit with respect to each other or in their dealing with any other entity.
(m)    None of Herc, the Servicer or other Originator shall pay the salaries of the Borrowers’ employees, if any.
(n)    No Affiliate of the Borrowers shall advance funds to, or guaranty debts of, the Borrowers, except as otherwise provided herein or in the other Transaction Documents; provided, that an Affiliate of the Borrowers may provide funds to the Borrowers in connection with its capitalization.
(o)    The Borrowers shall not guarantee, and shall not otherwise be liable, with respect to any obligation of any of its Affiliates other than as provided in this Agreement or the other Transaction Documents.
(p)    The Borrowers shall be, at all times, adequately capitalized to engage in the transactions contemplated in their respective limited liability company agreements.
(q)    The consolidated financial statements of Herc Parent shall contain notes clearly stating that the Borrowers are separate legal entities and the Borrowers’ assets and credit are not available to satisfy the debts and obligations of Herc Parent, Herc, any Originator, any Servicer or any other Person.
(r)    Each of the Borrowers and the Servicer will take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinions issued by Jones Walker LLP, as counsel for the Borrowers, the Servicer and the Performance Guarantor, and McMillan LLP, as special Canadian counsel for the Borrowers, the Servicer and the Performance Guarantor, in connection with this Agreement relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.
Exhibit IV-14

EXHIBIT V
EVENTS OF DEFAULT
Each of the following shall be a “Event of Default”
(a)    (i) except as otherwise provided herein, either Borrower, any Originator or the Servicer shall fail to perform or observe any term, covenant or agreement under this Agreement or any other Transaction Document and such failure shall continue for thirty (30) days after knowledge of, or notice thereof to, such Borrower, such Originator or the Servicer, as applicable; (ii) either Borrower or the Servicer shall fail to make when due any payment or deposit required to be made by it under this Agreement and such failure shall continue unremedied for two (2) Business Days; or (iii) Herc shall resign as Servicer, and no successor Servicer reasonably satisfactory to the Administrative Agent shall have been appointed;
(b)    either Borrower shall fail to comply with the requirements of Section 7.3 and such failure shall continue for two (2) Business Days;
(c)    any representation or warranty made or deemed made by either Borrower, any Originator, the Performance Guarantor or the Servicer (or any of their respective officers) in this Agreement or any other Transaction Document to which it is a party, or any information or report delivered by either Borrower, any Originator, the Performance Guarantor or the Servicer pursuant to this Agreement or any other Transaction Document to which it is a party shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered, and shall remain incorrect or untrue for thirty (30) days after notice thereof to the Borrowers, the Performance Guarantor or the Servicer, as applicable;
(d)    the Servicer shall fail to deliver when due any Information Package required to be delivered by it pursuant to this Agreement, and such failure shall remain unremedied for five (5) Business Days;
(e)    the Administrative Agent, for the benefit of each Lender Group, shall for any reason not have a First Priority Interest in the Pool Receivables, the Related Security, the Collections, the Collection Accounts and the Concentration Accounts;
(f)    either Borrower, any Originator, the Performance Guarantor or the Servicer shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against either Borrower, any Originator, the Performance Guarantor or the Servicer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or either Borrower, any Originator, the Performance Guarantor or the Servicer shall take any corporate action to authorize any of the actions set forth above in this paragraph;
Exhibit V-1

(g)    (i) the average for three (3) consecutive Settlement Periods of (A) the Default Ratio shall exceed six and one-quarter percent (6.25%); (B) the Delinquency Ratio shall exceed fourteen and three-quarters percent (14.75%); or (C) the Dilution Ratio shall exceed three and three-quarters percent (3.75%); or (ii) Days Sales Outstanding shall exceed seventy-five (75) days;
(h)    a Change in Control shall occur;
(i)    the sum of (i) the Aggregate Advance Principal Balance at any time plus (ii) the Total Reserves at such time, exceeds the sum of (A) the Net Receivables Pool Balance at such time plus, without duplication, (B) the amount of Collections on deposit in the Collection Accounts and the Concentration Accounts at such time (other than amounts set aside therein representing Accrued Interest and fees) for two (2) consecutive Business Days;
(j)    (i) either Borrower shall fail to pay any principal or premium or interest on any of its Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement, mortgage, indenture or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument (without giving effect to any waiver of such defaults under the applicable agreement, mortgage, indenture or instrument), if, in either case: (A) the effect of such nonpayment, event or condition is to give the applicable debtholders the right (whether acted upon or not) to accelerate the maturity of such Debt; or (B) any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case before the stated maturity thereof; or
(ii)    (x) the Performance Guarantor, any Originator, the Servicer or any of their respective Subsidiaries (other than the Borrowers) shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $300,000,000, in the case of the Performance Guarantor, or $300,000,000, in the case of any Originator or the Servicer, in each case, in the aggregate, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt; or (y) any other default in the observance or performance of any agreement or condition under any agreement, mortgage, indenture or instrument relating to any such Debt and such default shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument, if, in either case: (A) the effect of such non-payment or other default is to give the applicable debtholders, with the giving of notice or lapse of time if required, the right to accelerate the maturity of such Debt; (B) such time shall have lapsed and, if any notice shall be required to commence a grace period or declare the occurrence of an event of default before notice of acceleration may be delivered, such default notice shall have been given; and (C) such default shall not have been remedied or waived by or on behalf of such holder or holders;
(k)    (i) there shall have been filed against any of either Borrower, any Originator or the Servicer (A) notice of a lien from the PBGC under Section 430(k) of the Internal Revenue Code or Section 303(k) of ERISA for a failure to make a required installment or other payment to a Plan to which either of such sections applies and twenty (20) days shall have elapsed without such notice having been effectively withdrawn or such lien having been released or discharged, or (B) a notice of any other lien
Exhibit V-2

the existence of which could reasonably be expected to have a Material Adverse Effect or a Herc Group Material Adverse Effect and twenty (20) days shall have elapsed without such notice having been effectively withdrawn or such lien having been released or discharged, or (ii) any ERISA Event occurs which, either alone or in the aggregate, could reasonably be expected to result in a Material Adverse Effect which is not cured within twenty (20) days after the occurrence of such ERISA Event or to result in a Herc Group Material Adverse Effect;
(l)    (i) any Transaction Document shall, in whole or in part, cease to be effective or to be the legally valid, binding and enforceable obligation of either Borrower, any Originator, the Servicer or the Performance Guarantor, as applicable, except in accordance with its terms or with the consent of the parties thereto and, in the case of the Purchase and Contribution Agreements, of the Administrative Agent, (ii) either Borrower, any Originator, the Performance Guarantor or the Servicer, as applicable, shall directly or indirectly contest such effectiveness, validity, binding nature or enforceability of any such Transaction Document or (iii) the Performance Guarantor shall fail to perform any term, covenant or agreement in this Agreement, the Performance Guaranty or any other Transaction Document to which it is a party and such failure shall continue for five (5) Business Days after, in the case of a breach of a covenant, the Performance Guarantor receives notice or has actual knowledge of such breach;
(m)    (i) one or more judgments or decrees involving a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within sixty (60) days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) in excess of $25,000 shall be entered against either Borrower and such judgments or decrees shall not have been vacated, dismissed, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof, (ii) one or more judgments or decrees involving a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within sixty (60) days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) in excess of $150,000,000 shall be entered against any Originator, the Servicer or any of their Subsidiaries and such judgments or decrees shall not have been vacated, dismissed, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof;
(n)    any Material Adverse Effect on a Borrower which is not cured within twenty (20) days after occurrence thereof, any Herc Group Material Adverse Effect or any material adverse change in the ability of the Servicer to perform its duties and obligations (including payment obligations) under any Transaction Document to which it is a party shall occur;
(o)    Herc amends the Herc ABL Facility Agreement in any manner such that the transactions contemplated by this Agreement are prohibited thereunder or otherwise in conflict therewith, or such that the terms of the Herc ABL Facility Agreement give rise to, or fail to release, liens on the Collateral hereunder;
(p)    the Servicer fails to cooperate in the Administrative Agent’s assumption of exclusive control of any Collection Account or any Concentration Account subject to any Account Control Agreement or the Administrative Agent is unable to obtain exclusive control of any Collection Account or any Concentration Account in accordance with Section 7.3(b) or the applicable Account Control Agreement, or if the Servicer or any Borrower modifies, seeks to modify or otherwise agrees to the modification of the automatic sweep instructions provided to an Account Bank in respect of any Collection Account without the prior written consent of Administrative Agent; or
Exhibit V-3

(q)    any party to the Purchase and Contribution Agreement gives notice to the other parties to the Purchase and Contribution Agreement pursuant to Section 2.02(b) of the Purchase and Contribution Agreement of such party’s intention to cease selling or purchasing, as applicable, Receivables thereunder.
Exhibit V-4

EXHIBIT VI
TRANCHED LOANS
The Advances of Atlantic Asset Securitization LLC, as Tranched Advance Lender, are divided into two Tranches:
Class A with a Class A Percentage of 96%
Class B with a Class B Percentage of 4%.
Exhibit VI-1

SCHEDULE I
CREDIT AND COLLECTION GUIDELINES
[Attached]
Schedule I-1

SCHEDULE II
ACCOUNT BANKS, COLLECTION ACCOUNTS AND CONCENTRATION ACCOUNTS
Concentration Accounts

Account Bank	Account Number	Related Lock-Box (if any)
Wells Fargo Bank, N.A.	[Redacted]	[Redacted]

Schedule II-1

SCHEDULE III
LOCK-BOXES
Account Bank    Related
Concentration or
Collection Account
Number into which
this Lock-Box
deposits
Wells Fargo Bank, N.A.    [Redacted]
Schedule III-1

SCHEDULE III
LOCK-BOXES
Account Bank    Related
Concentration or
Collection Account
Number into which
this Lock-Box
deposits
Wells Fargo Bank, N.A.    [Redacted]
Schedule III-2

SCHEDULE IV
NAMES

Corporate Name	Prior Corporate Names	Current or Former Trade Names/Fictitious Names
Borrower: Herc Receivables U.S. LLC	None	None
Servicer: Herc Rentals Inc.	Hertz Equipment Rental Corporation	Hertz Equipment Sales (d/b/a in Colorado)
Hertz Equipment Sales (fictitious name in Florida)
Herc Rentals ProSolutions (assumed name in Louisiana)
Hertz Service Pump & Compressor (assumed name in Texas)
Hertz Service Pump & Compressor (fictitious name in Pennsylvania)
Hertz Service Pump & Compressor (fictitious name in Florida)
Hertz
Hertz Equipment Rentals Sales
Service Pump & Compressor

Schedule IV-1

SCHEDULE V
ADDRESSES FOR NOTICE
If to HERC RECEIVABLES U.S. LLC:
HERC RECEIVABLES U.S. LLC
27500 Riverview Center Blvd., Suite 300
Bonita Springs, FL 34134
Attention: Vice President & Treasurer
Telephone: [Redacted]
Email: [Redacted]
With a copy to each of:
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602-4207
Attention: Donald E. Bingham / Kevin Szu-Tu
Telephone: [Redacted]
Email: [Redacted] / [Redacted]
and
HERC RECEIVABLES U.S. LLC
27500 Riverview Center Blvd., Suite 300
Bonita Springs, FL 34134
Attention: Wade Sheek, Secretary
Telephone: [Redacted]
Email: [Redacted]
If to the Servicer:
Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs,FL 34134
Attention: Controller
Telephone: [Redacted]
Email: [Redacted]
With a copy to each of:
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602-4207
Attention: Donald E. Bingham / Kevin Szu-Tu
Telephone: [Redacted]
Email: [Redacted] / [Redacted]
and
Schedule V-1

Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs, FL 34134
Attention: Wade Sheek, Secretary
Telephone: [Redacted]
Email: [Redacted]
If to the Performance Guarantor:
Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs, FL 34134
Attention: Controller
Telephone: [Redacted]
Email: [Redacted]
With a copy to each of:
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602-4207
Attention: Donald E. Bingham / Kevin Szu-Tu
Telephone: [Redacted]
Email: [Redacted] / [Redacted]
and
Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs, FL 34134
Attention: Wade Sheek, Secretary
Telephone: [Redacted]
Email: [Redacted]

Schedule V-2

If to the Administrative Agent:
Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention: David R Núñez / GMD Securitization
Telephone: [Redacted]
Facsimile: [Redacted]
Email: [Redacted]
With a copy to:
Dentons US LLP
1221 Avenue of the Americas
New York, New York 10020
Attention: Christopher Oliver / Ace Pawlikowski
Telephone: [Redacted] / [Redacted]
Email: [Redacted] / [Redacted]
CACIB Lender Group: If to any member of the CACIB Lender Group:
Credit Agricole Corporate and Investment Bank, as Managing Agent
1301 Avenue of the Americas
New York, NY 10019
Attention: David R Núñez / GMD Securitization
Telephone: [Redacted]
Facsimile: [Redacted]
Email: [Redacted]
With a copy to:
Dentons US LLP
1221 Avenue of the Americas
New York, New York 10020
Attention: Christopher Oliver / Ace Pawlikowski
Telephone: [Redacted] / [Redacted]
Email: [Redacted] / [Redacted]

Schedule V-3

Regions Lender Group: If to any member of the Regions Lender Group:
Regions Bank, as Managing Agent
1180 West Peachtree St. NW, Suite 1000
Atlanta, GA 30309
Attention: Cecil Noble
Telephone: [Redacted]
Email: [Redacted]
With a copy to:
Dentons US LLP
1221 Avenue of the Americas
New York, New York 10020
Attention: Christopher Oliver / Ace Pawlikowski
Telephone: [Redacted] / [Redacted]
Email: [Redacted] / [Redacted]

Schedule V-4

Wells Lender Group: If to any member of the Wells Lender Group:
Wells Fargo Bank, National Association, as Managing Agent
1100 Abernathy Rd., N.E.
16th Floor, Suite 1600
Atlanta, GA 30328-5657
Attention: Bria Brown
Telephone: [Redacted]
Email: [Redacted]
With a copy to:
Dentons US LLP
1221 Avenue of the Americas
New York, New York 10020
Attention: Christopher Oliver / Ace Pawlikowski
Telephone: [Redacted] / [Redacted]
Email: [Redacted] / [Redacted]
Schedule V-5

SCHEDULE VI
ADDITIONAL INELIGIBLE RECEIVABLES
Each Pool Receivable that meets any of the following criteria shall be deemed not to be an “Eligible Receivable” pursuant to clause (x) of the definition of “Eligible Receivable” in Exhibit I; provided, that any Pool Receivable described below shall be deemed no longer included in this Schedule VI (and accordingly shall no longer be excluded from the definition of an “Eligible Receivable” pursuant to the reference hereto in clause (x) of such definition) once the UCC financing statement related to the secured party of such Pool Receivable described below shall be terminated:
(i)    to the extent that such Pool Receivable was originated by Herc Rentals Inc.:
(a)    such Pool Receivable (1) arises from the sale, lease, rental, disposition or other proceeds of (x) all new and used products, parts, accessories and attachments manufactured or distributed by Clark Equipment Company, Club Car, Inc., Blaw-Knox Construction Equipment Corporation, Ingersoll-Rand Company, Earthforce America, Inc., or any present or future parent, subsidiary, business unit, division or affiliate of any of the foregoing, or any successor-in-interest of any of the foregoing, or (y) all other new and used products, parts, accessories, attachments or other goods of any make or manufacture upon which indebtedness is now or hereafter owed to the “secured party” described below, together with all accessories and attachments thereto, or (2) is otherwise identified as collateral on UCC financing statement 20113304030 filed with the Delaware Secretary of State on August 25, 2011 (as amended) naming Herc Rentals Inc. as “debtor” and naming Wells Fargo Vendor Financial Services, LLC as “secured party” (as assignee from GE Capital Commercial Inc.);
(b)    such Pool Receivable (1) arises from the sale, lease, rental, disposition or other proceeds of (x) all new and used products, parts, accessories and attachments manufactured or distributed by Clark Equipment Company, Club Car, Inc., Blaw-Knox Construction Equipment Corporation, Ingersoll-Rand Company, Earthforce America, Inc., or any present or future parent, subsidiary, business unit, division or affiliate of any of the foregoing, or any successor-in-interest of any of the foregoing, or (y) all other new and used products, parts, accessories, attachments or other goods of any make or manufacture upon which indebtedness is now or hereafter owed to the “secured party” described below, together with all accessories and attachments thereto, or (2) is otherwise identified as collateral on UCC financing statement 20113304055 filed with the Delaware Secretary of State on August 25, 2011 (as amended) naming Herc Rentals Inc. as “debtor” and naming Clark Equipment Company as “secured party”;
(c)    such Pool Receivable arises from the sale, lease, rental, disposition or other proceeds of equipment identified as collateral on UCC financing statement 20153763314 filed with the Delaware Secretary of State on August 27, 2015 (as amended) naming Herc Rentals Inc. as “debtor” and naming Komatsu Financial Limited Partnership as “secured party”;
(d)    such Pool Receivable arises from the sale, lease, rental, disposition or other proceeds of equipment identified as collateral on UCC financing statement 20153763322 filed with the Delaware Secretary of State on August 27, 2015 (as amended) naming Herc Rentals Inc. as “debtor” and naming Komatsu Financial Limited Partnership as “secured party”;
(e)    such Pool Receivable (1) arises from the sale, lease, rental, disposition or other proceeds of new or used Komatsu construction, utility or mining equipment and machines and
Schedule VI-1

all attachments, related to any of the foregoing (of any manufacturer), sold and/or specifically financed by the “secured party” described below or leased by the “debtor” described below from the “secured party” described below, including any such equipment, machines and attachments held by the “debtor” described below as inventory for sale or lease, and all replacements, substitutions, trade-ins, accessions and repairs of or to any of the foregoing, or (2) is otherwise identified as collateral on UCC financing statement 20164164644 filed with the Delaware Secretary of State on July 11, 2016 (as amended) naming Herc Rentals Inc. as “debtor” and naming Komatsu Financial Limited Partnership as “secured party”;
(f)    such Pool Receivable (1) arises from the sale, lease, rental, disposition or other proceeds of (1) all goods or other personal property (including, without limitation, any equipment, motor vehicles, inventory, accessions or fixtures comprising the same and any and all related software, embedded therein or otherwise) which is leased, financed or sold on terms by the “secured party” described below or any of its affiliates and all other goods of every kind and description which are manufactured or sold by the “secured party” described below or any of its affiliates or leased or financed by the “secured party” described below or any of its affiliates, and any and all replacements, renewals, repairs, tools, parts, additions, attachments, accessories, accessions, substitutions, and enhancements to, or used in connection with, the foregoing property, or (2) is otherwise identified as collateral on UCC financing statement 20167441403 filed with the Delaware Secretary of State on December 1, 2016 (as amended) naming Herc Rentals Inc. as “debtor” and naming Terex Financial Services, Inc. as “secured party”;
(g)    such Pool Receivable (1) arises from the sale, lease, rental, disposition or other proceeds of new Toyota manufactured industrial, construction and agricultural equipment and all similar used equipment, that have been delivered by or on behalf of the “secured party” described below, or (2) is otherwise identified as collateral on UCC financing statement 20181755608 filed with the Delaware Secretary of State on March 14, 2018 (as amended) naming Herc Rentals Inc. as “debtor” and naming Toyota Material Handling, U.S.A., Inc. as “secured party”;
(h)    such Pool Receivable arises from the sale, lease, rental, disposition or other proceeds of equipment identified as collateral on UCC financing statement 20182041677 filed with the Delaware Secretary of State on March 26, 2018 (as amended) naming Herc Rentals Inc. as “debtor” and naming Howell Tractor and Equipment, LLC as “secured party”;
(i)    such Pool Receivable arises from the sale, lease, rental, disposition or other proceeds of equipment identified as collateral on UCC financing statement 20183223399 filed with the Delaware Secretary of State on May 11, 2018 (as amended) naming Herc Rentals Inc. as “debtor” and naming Walter Payton Power Equipment, LLC. as “secured party”; and
(j)    such Pool Receivable arises from the sale, lease, rental, disposition or other proceeds of equipment identified as collateral on UCC financing statement 20183398373 filed with the Delaware Secretary of State on May 18, 2018 (as amended) naming Herc Rentals Inc. as “debtor” and naming Walter Payton Power Equipment, LLC. as “secured party”.
Schedule VI-2

ANNEX A
Receivables Financing Agreement
FORM OF INFORMATION PACKAGE
[as separately delivered to the parties hereto on the Closing Date]
Annex A-1

ANNEX B
Receivables Financing Agreement
FORM OF BORROWING REQUEST1
_______________, [20__]
Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention: GMD Securitization
Email: [Redacted];
[Redacted]
[Committed Lender]2
[ADDRESS]
Attention:[_________]
Email: [____________]
Ladies and Gentlemen:
Reference is hereby made to the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto, as Borrowers (the “Borrowers”), Herc Rentals Inc., as initial Servicer, the various Lenders and Managing Agents from time to time party thereto, Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Financing Agreement.
This letter constitutes Borrowing Request pursuant to Section 2.2(a) of the Receivables Financing Agreement. The Borrowers request an aggregate Advance from all Lenders on ___________, 20______ in the amount of $__________ Subsequent to this aggregate Advance, the Aggregate Advance Principal Balance will be $____________
The Borrowers hereby represent and warrant as of the date hereof, and are deemed to represent and warrant as of the date of the requested Advance, as follows:
(a)    the representations and warranties contained in Exhibit III of the Receivables Financing Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided, that the materiality threshold in the preceding clause shall
1    Addressees shall be changed to reflect composition of bank group.
2    To be added to include any additional Committed Lenders
Annex B-1

not be applicable with respect to any representation or warranty that itself contains a materiality threshold;
(b)    no Event of Default or Unmatured Event of Default exists, or would result from such Advance;
(c)    before and after giving effect to the Advance proposed hereby, the Aggregate Advance Principal Balance will not exceed the Aggregate Commitment;
(d)    before and after giving effect to such Advance, the outstanding aggregate Advance Principal Balance of each Lender Group will not exceed such Lender Group’s Group Commitment; and
(e)    the Facility Maturity Date has not occurred.
IN WITNESS WHEREOF, the undersigned has caused this Borrowing Request to be executed by its duly authorized officer as of the date first above written.
HERC RECEIVABLES U.S. LLC
By:
Name:
Title:
[CANADIAN BORROWER] 3
By:
Name:
Title:
3    To be included if the Canadian Borrower has been added as a party to the Receivables Financing Agreement.
Annex B-2

ANNEX C
Receivables Financing Agreement
FORM OF PAYDOWN NOTICE4
_____________________, ____
Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention: GMD Securitization
Email:    [Redacted];
[Redacted]
[Committed Lender]5
[ADDRESS]
Attention: [__________]
Email: [__________]
Ladies and Gentlemen:
Reference is hereby made to the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto as Borrowers (the “Borrowers”), Herc Rentals Inc., as initial Servicer, the various Lenders and Managing Agents from time to time party thereto, Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Financing Agreement.
This letter constitutes a Paydown Notice pursuant to Section 2.4(f)(i) of the Receivables Financing Agreement. The Borrowers desire to reduce the Aggregate Advance Principal Balance on ___________________, _____ in an aggregate amount of $________. Subsequent to this paydown, the Aggregate Advance Principal Balance will be $______________.

4    Addressees shall be changed to reflect composition of bank group.
5    To be added to include any additional Committed Lenders.
Annex C-1

IN WITNESS WHEREOF, the undersigned has caused this Paydown Notice to be executed by its duly authorized officer as of the date first above written.
HERC RECEIVABLES U.S. LLC
By:
Name:
Title:
[HERC RECEIVABLES CANADA ULC]6
By:
Name:
Title:
6    To be included only if the Canadian Borrower has been added as a party hereto.
Annex C-2

ANNEX D-1
Receivables Financing Agreement
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto, as Borrowers (the “Borrowers”); Herc Rentals Inc., as initial Servicer; the various Lenders and Managing Agents from time to time party thereto; Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Financing Agreement.
Pursuant to the provisions of Section 12.6(b)(ii)(C) of the Receivables Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Commitment(s) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of either Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to either Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.
[NAME OF FOREIGN LENDER]
By:
Name:
Title:
Date: ____________ __, 20_
Annex D-1-1

ANNEX D-2
Receivables Financing Agreement
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto, as Borrowers (the “Borrowers”); Herc Rentals Inc., as initial Servicer; the various Lenders and Managing Agents from time to time party thereto; Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Financing Agreement.
Pursuant to the provisions of Section 12.6(b)(ii)(D) of the Receivables Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of either Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to either Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar (2) years preceding such payments.

Annex D-2-1

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ____________ __, 20_
Annex D-2-2

ANNEX D-3
Receivables Financing Agreement
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto, as Borrowers (the “Borrowers”); Herc Rentals Inc., as initial Servicer; the various Lenders and Managing Agents from time to time party thereto; Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Financing Agreement.
Pursuant to the provisions of Section 12.6(b)(ii)(D) of the Receivables Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the interest portfolio exemption (“Applicable Partners/Members”) is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its Applicable Partners/Members is a ten percent shareholder of either Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (v) none of its Applicable Partners/Members is a controlled foreign corporation related to either Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its Applicable Partners/Members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such Applicable Partner’s/Member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

Annex D-3-1

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ____________ __, 20_
Annex D-3-2

ANNEX D-4
Receivables Financing Agreement
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto, as Borrowers (the “Borrowers”); Herc Rentals Inc. as initial Servicer; the various Lenders and Managing Agents from time to time party thereto; Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Receivables Financing Agreement.
Pursuant to the provisions of Section 12.6(b)(ii)(D) of the Receivables Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Commitment(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Commitment(s), (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the portfolio interest exemption (“Applicable Partners/Members”) is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its Applicable Partners/Members is a ten percent shareholder of either Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (v) none of its Applicable Partners/Members is a controlled foreign corporation related to either Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its Applicable Partners/Members: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such Applicable Partner/Member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

Annex D-4-1

[NAME OF FOREIGN LENDER]
By:
Name:
Title:
Date: ____________ __, 20_
Annex D-4-2

ANNEX E
Receivables Financing Agreement
FORM OF ASSUMPTION AGREEMENT
Dated as of [___________ __, 20__]
THIS ASSUMPTION AGREEMENT (this “Agreement”), dated as of [_______ __, ____], is among HERC RECEIVABLES U.S. LLC and [THE ADDITIONAL CANADIAN BORROWER TO THE EXTENT ADDED AS A PARTY THERETO] (the “Borrowers”), [________], as lender (the “[_____] Conduit Lender”), [________], as the Committed Lender (the “[_______] Committed Lender”, and together with the Conduit Lender, the “[_______] Lenders”), and [_______], as agent for the [_______] Lenders (the “[_______]] Managing Agent” and together with the [_______] Lenders, the “[_______] Lender Group”).
BACKGROUND
The Borrower and various others are parties to that certain Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto, as Borrowers (the “Borrowers”), Herc Rentals Inc., as initial Servicer, the various Lenders and Managing Agents from time to time party thereto, Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Financing Agreement.
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. This agreement constitutes an Assumption Agreement pursuant to the Receivables Financing Agreement. The Borrower desires [the [_______] Lenders] [the [_______] Committed Lender] to [become Lenders under] [increase its existing Commitment under] the Receivables Financing Agreement and upon the terms and subject to the conditions set forth in the Receivables Financing Agreement, the [_______] Lenders agree to [become Lenders thereunder] [increase its Commitment in an amount equal to the amount set forth as the “Commitment” under the signature of such [_______] Committed Lender hereto].
hereby represents and warrants to the [_______] Lenders as of the date hereof, as follows:
(i)    the representations and warranties of the Borrowers contained in Exhibit III of the Receivables Financing Agreement are true and correct in all material respects on and as the date of such purchase as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);
(ii)    no event has occurred and is continuing, or would result from such purchase, that constitutes an Event of Default or an Unmatured Event of Default; and
(iii)    the Facility Maturity Date has not occurred.
Annex E-1

SECTION 2. Upon execution and delivery of this Agreement by the Borrowers and each member of the [_______] Lender Group, satisfaction of the other conditions to assignment specified in Section 2.2(d) of the Receivables Financing Agreement (including the written consent of the Administrative Agent and each Managing Agent) and receipt by the Administrative Agent and Borrowers of counterparts of this Agreement executed by each of the parties hereto, [the [_______] Lenders shall become a party to, and have the rights and obligations of Lenders under, the Receivables Financing Agreement][the [_______] Committed Lender shall increase its Commitment in the amount set forth as the “Commitment” under the signature of the [_______] Committed Lender hereto].
[INCLUDE REALLOCATION / REBALANCING LANGUAGE AS APPROPRIATE]
SECTION 3. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.
(continued on following page)

Annex E-2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.
[__________], as a Conduit Lender
By:
Name Printed:
Title:
[Address]
[___________], as a Committed Lender
By:
Name Printed:
Title:
[Address]
[Commitment]
[______________], as Managing Agent for
By:
Name Printed:
Title:
[Address]
HERC RECEIVABLES U.S. LLC, as US Borrower
By:
Name Printed:
Title:
Annex E-3

[HERC RECEIVABLES CANADA ULC, as Canadian Borrower]7
By:
Name Printed:
Title:
Consented and Agreed:
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent
By:
Name Printed:
Title:
By:
Name Printed:
Title:
[THE MANAGING AGENTS]
By:
Name Printed:
Title:
[Address]
7    To be included only if the Canadian Borrower has been added as a party hereto.
Annex E-4

ANNEX F
Receivables Financing Agreement
FORM OF TRANSFER SUPPLEMENT
Dated as of [________ __, 20__]
Section 1.
Commitment assigned:    $_______
Assignor’s remaining Commitment:    $_______
Advance Principal Balance allocable to Commitment assigned:    $_______
Assignor’s remaining Advance Principal Balance:    $_______
Accrued Interest (if any) allocable to
Advance Principal Balance assigned:    $_______
Accrued Interest (if any) allocable to Assignor’s
remaining Advance Principal Balance:    $_______
Section 2.
Effective Date of this Transfer Supplement: [_________]
Upon execution and delivery of this Transfer Supplement by transferee and transferor and the satisfaction of the other conditions to assignment specified in Section 12.3(b) of the Receivables Financing Agreement (as defined below), from and after the effective date specified above, the transferee shall become a party to, and have the rights and obligations of a Committed Lender under, the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto, as Borrowers, Herc Rentals Inc., as initial Servicer, the various Lenders and Managing Agents from time to time party thereto, Credit Agricole Corporate and Investment Bank, as Administrative Agent and Herc Rentals Inc., as Performance Guarantor.
ASSIGNOR:
[_______], as a Committed Lender
By:
Name:
Title:
ASSIGNEE:
[_______], as a Purchasing Committed Lender
Annex F-1

By:
Name:
Title:
[Address]
Accepted as of date first above
written:
[_________], as Managing Agent for
the [_____] Lender Group
By:
Name:
Title:
Annex F-2

ANNEX G
Receivables Financing Agreement
FORM OF REQUEST FOR INCREASE IN AGGREGATE COMMITMENT
_________________, ___
Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention: GMD Securitization
Email:    [Redacted];
[Redacted]
Ladies and Gentlemen:
Reference is hereby made to the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC and the additional Canadian Borrower to the extent added as a party thereto as Borrowers (the “Borrowers”), Herc Rentals Inc., as initial Servicer, the various Lenders and Managing Agents from time to time party thereto, Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Herc Rentals Inc., as Performance Guarantor. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Financing Agreement.
This letter constitutes a Request for Increase in Aggregate Commitment pursuant to Section 2.1(d) of the Receivables Financing Agreement. The Borrowers desire to increase the Aggregate Commitment on _____________, ___ by an amount equal to $_______. Subsequent to this increase, the Aggregate Commitment will be $______________.
Borrowers hereby represent and warrant that: (i) after giving effect to the requested increase, the Aggregate Commitment shall not exceed the Program Limit, (ii) the Borrowers, the Servicer and the Performance Guarantor are, as of the date hereof, in compliance with all covenants in the Receivables Financing Agreement and the other Transaction Documents and no Event of Default or Un matured Event of Default shall have occurred and be continuing, (iii) the Borrowers shall not previously have reduced the Aggregate Commitment pursuant to Section 2.1(c), and (iv) the representations and warranties of the Borrowers contained in Exhibit III to the Receivables Financing Agreement and in the other Transaction Documents are true and correct on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

Annex G-1

IN WITNESS WHEREOF, the undersigned has caused this Request for Increase in Aggregate Commitment to be executed by its duly authorized officer as of the date first above written.
HERC RECEIVABLES U.S. LLC
By:
Name:
Title:
[HERC RECEIVABLES CANADA ULC]8
By:
Name:
Title:
8    To be included only if the Canadian Borrower has been added as a party hereto.
Annex G-2

ANNEX H
Form of Joinder Agreement
[FORM OF ]JOINDER AGREEMENT
The undersigned is executing and delivering this Joinder Agreement pursuant to Section 3.3 of the Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”), among Herc Receivables U.S. LLC, as a Borrower, Herc Rentals Inc., as initial Servicer, the various Lenders and Managing Agents from time to time party thereto, Credit Agricole Corporate and Investment Bank, as Administrative Agent and Herc Rentals Inc., as Performance Guarantor.
In connection with the addition of the undersigned Canadian Borrower as a party to the Receivables Financing Agreement, by execution and delivery of this Joinder Agreement, the undersigned hereby agrees to become party to, to be bound by and to comply with the provisions of the Receivables Financing Agreement in the same manner as if the undersigned were and original signatory to such Receivables Financing Agreement, and in particular, without limitation, assigns and pledges to the Administrative Agent, as agent for the Secured Parties, and grants to the Administrative Agent, as agent for the Secured Parties, a security interest in and lien upon all of its right, title and interest in, to and under all Collateral in accordance with Section 5.1 of the Receivables Financing Agreement. In connection therewith, effective as of the date hereof the undersigned hereby make the representations and warranties contained in Exhibit III of the Receivables Financing Agreement.
Schedule IV of the Receivables Financing Agreement is hereby amended to replace Schedule IV thereto with Schedule IV attached hereto.
The following notice address is hereby added to Schedule V of the Receivables Financing Agreement:
If to [CANADIAN BORROWER]:
[Canadian Borrower]
[address]
Attention: [___]
Telephone: (___)___-____
Email: [___]
With a copy to each of:
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602-4207
Attention: Donald E. Bingham / Kevin Szu-Tu
Telephone: [Redacted]
Email: [Redacted]
Annex H-1

and
Herc Receivables U.S. LLC
27500 Riverview Center Blvd., Suite 300
Bonita Springs, FL 34134
Attention: Wade Sheek, Secretary
Telephone: [Redacted]
Email: [Redacted]
THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).
This Joinder Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy or electronic mail (as a Portable Document Format (PDF) file) shall be effective as delivery of a manually executed counterpart of a signature page of this Joinder Agreement.
[remainder of page intentionally left blank]
Annex H-2

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be executed and delivered, and the certifications and warranties contained herein to be made, by their respective Responsible Officers this [__] day of [_________], 20[__].
[Canadian Borrower]
By:    _____________________
Name:
Title:
ACCEPTED AND AGREED
HERC RECEIVABLES U.S. LLC, as Borrower
By:    _____________________
Name:     _____________________
Title:     _____________________
HERC RENTALS INC., individually and as initial Servicer
By:    _____________________
Name:     _____________________
Title:     _____________________
HERC RENTALS INC., as Performance Guarantor
By:    _____________________
Name:     _____________________
Title:     _____________________

[Form of Joinder Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent
By:    _____________________
Name:     _____________________
Title:     _____________________
By:    _____________________
Name:     _____________________
Title:     _____________________
[Form of Joinder Agreement]

CACIB LENDER GROUP:
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Managing Agent
By:    _____________________
Name:     _____________________
Title:     _____________________
By:    _____________________
Name:     _____________________
Title:     _____________________
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Committed Lender
By:    _____________________
Name:     _____________________
Title:     _____________________
By:    _____________________
Name:     _____________________
Title:     _____________________
ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Lender
By:    _____________________
Name:     _____________________
Title:     _____________________
By:    _____________________
Name:     _____________________
Title:     _____________________
LA FAYETTE ASSET SECURITIZATION LLC,
as Conduit Lender
By:    _____________________
Name:     _____________________
Title:     _____________________
By:    _____________________
Name:     _____________________
Title:     _____________________
Schedule IV

[_______] LENDER GROUP:9
[_________], as Managing Agent
By:    _____________________
Name:     _____________________
Title:     _____________________
[_________], as Committed Lender
By:    _____________________
Name:     _____________________
Title:     _____________________
By:    _____________________
Name:     _____________________
Title:     _____________________
[_________], as Conduit Lender
By:    _____________________
Name:     _____________________
Title:     _____________________

9    To be added to include any additional Committed Lenders.
Schedule IV

SCHEDULE IV
NAMES

Corporate Name	Prior Corporate Names	Current or Former Trade Names/Fictitious Names
Borrower: Herc Receivables U.S. LLC	None	None
Borrower: [Canadian Borrower]	None	None
Servicer: Herc Rentals Inc.	Hertz Equipment Rental Corporation
Hertz Equipment Sales (d/b/a in Colorado)
Hertz Equipment Sales (fictitious name in Florida)
Herc Rentals ProSolutions (assumed name in Louisiana)
Hertz Service Pump & Compressor (assumed name in Texas)
Hertz Service Pump & Compressor (fictitious name in Pennsylvania)
Hertz Service Pump & Compressor (fictitious name in Florida)

Schedule IV